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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2514

Voya Variable Funds

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2014 to December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2014

Classes ADV, I, S and S2

Voya Variable Product Funds

■	Voya Balanced Portfolio

■	Voya Global Value Advantage Portfolio

■	Voya Growth and Income Portfolio

■	Voya Intermediate Bond Portfolio

■	Voya Money Market Portfolio

■	Voya Small Company Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays Short-Term U.S. Treasury Index	A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

3

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)

Common Stock	57.4%
Exchange-Traded Funds	10.8%
Corporate Bonds/Notes	8.7%
U.S. Government Agency Obligations	4.9%
Collateralized Mortgage Obligations	3.3%
U.S. Treasury Obligations	3.1%
Foreign Government Bonds	2.7%
Asset-Backed Securities	2.1%
Mutual Funds	0.2%
Preferred Stock	0.1%
Purchased Options	0.0%
Assets in Excess of Other Liabilities*	6.7%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher F. Corapi, Christine Hurtsellers, CFA, Derek Sasveld, CFA, and Paul Zemsky, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 6.22% compared to the S&P Target Risk Growth Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 6.56%, 5.97%, -4.90% and 12.56%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the S&P Target Risk Growth Index for the period. Performance of our tactical asset allocation strategies was slightly beneficial over the year. We began the period by initiating an overweight position in large cap domestic equity and high yield bonds and selling out of emerging market equities and core bonds. In late May, we increased our overweight position to large cap domestic equities and further reduced our exposure to core bonds. Our expectations were for domestic equity valuations to rise and bond yields to stabilize in the coming months. In late July, we began taking profits by selling a portion of our overweight position to high yield and large cap domestic equities in favor of senior loans and emerging market equities. At the end of the third quarter, we positioned the Portfolio defensively by selling U.S. large cap core and purchasing U.S. core fixed income. At the end of October, we unwound this position when negative sentiment reached extreme levels on our economic indicators. In December we purchased Japanese equities, funded by selling U.S. large cap core. At the time of the trade, we believed Japanese equities to be relatively undervalued and having the potential to rise more than U.S. equities in 2015.

Security selection detracted from performance during the year, with many of the underlying sleeves underperforming their respective benchmarks. Outperformance was led by the domestic large cap growth and intermediate fixed income sleeves. The main underperformers versus their respective benchmarks were the large cap value sleeve and the mid cap sleeve.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

SPDR Barclays Capital High Yield Bond ETF	4.5%
iShares MSCI Emerging Markets Index Fund	3.0%
PowerShares Senior Loan Portfolio	2.0%
iShares iBoxx High Yield Corporate Bond Fund	1.3%
Apple, Inc.	1.2%
Microsoft Corp.	1.1%
ExxonMobil Corp.	0.7%
Macy’s, Inc.	0.7%
Ameriprise Financial, Inc.	0.7%
Home Depot, Inc.	0.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Overall, the Portfolio’s asset allocation outperformed the S&P Target Risk Growth Index because of its higher allocation to US stocks versus the lagging non-US stocks, and the higher average return that the US stock sub-classes provided. This contribution was partially offset by the S&P Target Risk Growth Index’s higher average return on fixed income securities, which was higher due to the Portfolio’s allocation to global bonds.

Current Strategy and Outlook: Looking ahead, we believe the knock-on effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Balanced Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year
Class I	6.22%	9.67%	5.11%
Class S	5.99%	9.40%	4.84%
S&P Target Risk Growth Index	6.56%	9.41%	6.12%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
MSCI EAFE® Index	-4.90%	5.33%	4.43%
Russell 3000® Index	12.56%	15.63%	7.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

Voya Global Value Advantage Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	19.2%
Consumer Discretionary	14.4%
Information Technology	12.1%
Health Care	12.0%
Industrials	11.7%
Consumer Staples	9.8%
Energy	6.3%
Telecommunication Services	5.0%
Materials	4.6%
Utilities	3.1%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Global Value Advantage Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher Corapi, Martin Jansen, James Ying, CFA, and David Rabinowitz, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 4.87% compared to the the MSCI All Country World IndexSM (“MSCI ACW Index”), which returned 4.16% for the same period.

Portfolio Specifics: The Portfolio’s outperformance was primarily driven by security selection. From a regional perspective, security selection was generally favorable, except for a small loss in the Asia Pacific ex-Japan region. Strong security selection within consumer discretionary and telecommunications services added value, particularly overweights in Brinker International, Inc., Home Depot, Inc., Orange SA and Spark New Zealand Limited. Conversely, security selection was the weakest in financials and health care. Within financials, overweight positions in Agile Property Holdings Limited and Mizuho Financial Group, Inc. detracted the most from performance. Within health care, overweight positions in Amgen, Inc. and Allergan, Inc. also detracted from performance.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Microsoft Corp.	3.1%
Apple, Inc.	3.0%
Novartis AG	2.2%
Toyota Motor Corp.	2.2%
Roche Holding AG - Genusschein	1.9%
Total S.A.	1.9%
Nike, Inc.	1.9%
Cisco Systems, Inc.	1.9%
Wells Fargo & Co.	1.8%
Brinker International, Inc.	1.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

Portfolio Managers’ Report	Voya Global Value Advantage Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV and S January 28, 2008
Class ADV	4.65%	6.67%	1.43%
Class S	4.87%	6.90%	1.69%
MSCI ACW Index	4.16%	9.17%	4.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Value Advantage Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Information Technology	20.3%
Financials	17.7%
Health Care	15.5%
Consumer Discretionary	12.4%
Consumer Staples	9.7%
Industrials	8.1%
Energy	7.2%
Materials	3.0%
Utilities	2.4%
Telecommunication Services	1.4%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, and Christopher F. Corapi, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 10.72% compared to the S&P 500® Index, which returned 13.69% for the same period.

Portfolio Specifics: Stock selection within the financials and materials sectors was the largest detractor. In contrast, stock selection within the consumer discretionary and consumer staples sectors contributed to performance. Elsewhere, unfavorable sector allocation, including our allocation to cash, detracted from results during the reporting period.

Among the key detractors from performance were Fortescue Metals Group Ltd. (“Fortescue Metals”) and Noble Corp. Plc (“Noble Corp.”).

Owning non-benchmark company Fortescue Metals, an iron ore producer, detracted from performance as iron ore prices declined. The company’s semi-annual update during the reporting period provided encouraging operational results, with production, revenue and cost guidance ahead of analysts’ expectations. However, self-help improvements alone weren’t enough to overcome the steep decline in iron ore prices during the year. In addition, the stock was adversely impacted by extremely negative sentiment surrounding commodities in general. This was due to increasing concerns over emerging market demand and the significant rise in the U.S. dollar in 2014.

Our overweight position in oil and gas services provider Noble Corp. detracted from performance. On the back of weak oil and gas pricing, the company has highlighted weakness in Gulf of Mexico. Noble Corp. also announced a new contract in September 2014 with ultra-deepwater floater Danny Adkins, receiving much lower daily rates than prior contracts.

Among the key individual contributors to performance were Apple, Inc. (“Apple”) and Union Pacific Corp. (“Union Pacific”).

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Apple, Inc.	5.2%
Microsoft Corp.	3.8%
ExxonMobil Corp.	2.9%
Cisco Systems, Inc.	2.8%
Merck & Co., Inc.	2.6%
Walt Disney Co.	2.5%
Pfizer, Inc.	2.5%
Procter & Gamble Co.	2.4%
Wells Fargo & Co.	2.2%
JPMorgan Chase & Co.	2.1%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

An overweight position in Apple was the largest contributor to performance 2014. Its shares rallied following the release of the company’s March quarter results that beat consensus expectations due to stronger than expected iPhone sales. While guidance for the June quarter was a bit lighter than originally forecasted by analysts, this was expected and investors overwhelmingly focused their attention on the company’s decision to increase its share buyback program by $30 billion. Additionally, margin assumptions are rising, helping drive the price higher.

Owning non-benchmark company Union Pacific, a rail transportation company, contributed to performance. The company performed well throughout the year, as it met or slightly beat analysts’ expectations each quarter. In particular, Union Pacific continually posted high single digit revenue growth and sustainable margins. The company also benefited from trends in the more robust economies of the United States and Mexico (i.e. higher auto production rates, growing demand for hydraulic fracturing sand as well as strong crop yields). Furthermore, market share gains from the service issues of a competitor led to estimate upgrades for 2014, which also helped boost Union Pacific’s stock.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see continued modestly improving economic conditions, consensus expectations are that the U.S. Federal Reserve Board (the “Fed”) may begin to raise the federal funds rate as early as June 2015. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	Effective May 1, 2014, Michael Pytosh was removed as a portfolio manager of the Portfolio.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	10.19%	13.24%	—	5.98%	—
Class I	10.72%	13.77%	7.46%	—	—
Class S	10.44%	13.48%	7.19%	—	—
Class S2	10.24%	13.11%	—	—	19.46%
S&P 500® Index	13.69%	15.45%	7.67%	6.98%	21.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)

Corporate Bonds/Notes	28.3%
U.S. Government Agency Obligations	25.7%
Mutual Funds	12.6%
Collateralized Mortgage Obligations	12.4%
U.S. Treasury Obligations	12.0%
Asset-Backed Securities	10.3%
Foreign Government Bonds	0.9%
Preferred Stock	0.0%
Purchased Options	0.0%
Liabilities in Excess of Other Assets*	(2.2)%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 6.67% compared to the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same period.

Portfolio Specifics: Led by the United States, the global economy continued to move closer to recovery. The maximum global rate of asset purchases is behind us despite recent Bank of Japan (“BoJ”) decisions. The resulting liquidity will remain in the system for some time, but its impact has already been felt in the form of low rates and volatility. Despite accommodative central banks holding short-term rates low, rates on the long end of the yield curve have been depressed by demand. Continued yield hunger and central bank activity has driven G10 government rates to rich levels. The European Central Bank (“ECB”) and BoJ are locked into accommodative policy for the foreseeable future. However, the U.S. Federal Reserve Board (the “Fed”) continues to move in the opposite direction from other central banks. As Fed purchases ceased in October 2014 and communication began to moderate from uber-dovish to merely very dovish, they are becoming a net remover of accommodation. By the second half of the year, growth in the U.S. surprised to the upside. Fundamentals were much weaker for European and Japanese growth and global inflation pressures were very weak. Ten year U.S. Treasury rates fell 85 basis points (0.85%) in 2014 and the year ended with a sharp decline in oil prices and the related decline of inflation expectations. Collectively, this inspired a flight to quality bid for U.S. Treasury securities. The U.S. dollar’s rise and oil’s fall caused a meaningful correction in credit markets, a flattening of the yield curve and eventual contagion into equities. The post-Fed reversal of that weakness has also been meaningful in speed and magnitude. In particular, the U.S. central bank appears committed to beginning its patient normalization process in 2015 amidst a backdrop of continued improvement in labor markets and a perception that lower oil prices will provide consumers with a near-term dividend.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

United States Treasury Bond, 3.125%, 08/15/44	3.0%
Voya Emerging Markets Hard Currency Debt Fund - Class P	2.8%
United States Treasury Note, 1.875%, 11/30/21	2.6%
Voya Investment Grade Credit Fund - Class P	2.4%
Voya Securitized Credit Fund - Class P	2.2%
Voya High Yield Bond Fund - Class P	2.1%
United States Treasury Note, 1.500%, 11/30/19	2.0%
Fannie Mae, 3.000%, 11/25/42	1.6%
United States Treasury Note, 2.250%, 11/15/24	1.6%
Voya Emerging Markets Corporate Debt Fund - Class P	1.4%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

The Portfolio outperformed its benchmark due to favorable security selection and asset allocation. The Portfolio was overweight risk assets versus an underweight to Treasuries, as we preferred to take credit risk over interest rate risk. Our overweight to the securitized sectors, primarily non-agency mortgages benefited the Portfolio. Security selection results were also positive for securitized holdings, in particular commercial mortgage-backed securities and asset-backed securities. Demand for commercial real estate loans remained robust and lending standards eased further as the housing market continued to recover, albeit at a slower pace.

Duration positioning was kept slightly short relative to the benchmark, as we expected higher U.S. interest rates as the first Fed rate hike drew closer. This positioning detracted from performance. Our view was that rates would not spike up but gradually grind higher. The move would be restrained by the central bank’s reluctance to act prematurely, U.S. dollar strength and a domestic yield that handily eclipsed that of global alternatives like German bunds and Japanese government bonds. We remain negative on interest rate risk, as we believe valuations are already rich and the maximum rate of global asset purchases is now behind us.

Throughout the year, U.S. Treasury futures and swaps were used to manage duration. These holdings, along with cash bonds, led our duration and curve management to being a net modest negative over the reporting period. Currency forwards and cash bonds were used for currency management. Credit default swaps, when combined with cash bonds, contributed to returns during the year.

Current Strategy and Outlook: Going into the New Year, our base case is that the U.S. will maintain a modest pace of growth, while global central banks continue to aggressively fight to improve their own near-term outlooks. We believe the U.S. economy continues to be the bright spot globally with unemployment numbers improving and third quarter gross domestic product surpassing expectations. As oil prices begin to find their footing, we expect better behavior by U.S. spread sectors in 2015. Therefore, we believe the recent sell-off of investment grade corporate bonds represents an attractive buying opportunity. The contrast in monetary policy between the U.S. and the other major economies is likely to become increasingly stark in 2015. In our view, the ECB appears likely to soon announce a new quantitative easing program that includes euro-denominated corporate or sovereign bonds. We continue to keep risk assets in the portfolio as we believe a steadier economic growth with an accommodative Fed will support spread assets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	6.21%	6.04%	—	4.50%	—
Class I	6.67%	6.60%	4.81%	—	—
Class S	6.48%	6.34%	4.55%	—	—
Class S2	6.17%	6.16%	—	—	7.74%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	4.99%	5.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

11

Voya Money Market Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)

Asset Backed Commercial Paper	23.7%
Other Note	18.5%
Financial Company Commercial Paper	18.4%
Government Agency Debt	14.4%
Treasury Debt	10.3%
Certificates of Deposit	9.4%
Other Instrument	4.3%
Other Repurchase Agreement	1.0%
Liabilities in Excess of Other Assets	—
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Voya Money Market Portfolio (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 0.02% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.

Portfolio Specifics: The major economic themes driving the markets during the one-year reporting period ended December 31, 2014 were a continuing weak U.S. economic recovery, a weakening global economy, an improving labor market but with significant slack and underemployment remaining, and inflation running below the long-term 2% target.

The first quarter of 2014 saw a continuation of the tapering of the quantitative easing with further reductions to the monthly purchases of agency mortgage-backed securities and longer-term U.S. Treasury securities, declines in the unemployment rate and overall modest economic growth. The Federal Open Market Committee (the “FOMC”) and new U.S. Federal Reserve Board (the “Fed”) Chairman Janet Yellen, who took over from Ben Bernanke during the quarter, did nothing to change the markets’ outlook for no change in the pace of tapering and a prolonged period before the FOMC would be expected to increase the federal funds rate.

The Fed continued to taper its quantitative easing measures — the ongoing monthly purchases of Treasury securities and mortgage backed securities — during the second and third quarters, and as expected, finished in October. The Fed is maintaining the reinvestment of principal and coupon payments for the near term. The FOMC anticipated the need to keep up the economic stimulus and expected inflation to remain at or below its comfort range. Therefore, they continued to project that the Federal funds rate would remain in the 0.00% to 0.25% range until sometime into the middle of 2015 or possibly into 2016, depending on future economic data. Yields on money market securities remained range-bound throughout the period at the extreme low end of their historical trading levels, thus offering very little income potential for money market funds and investors.

Preservation of capital, limiting credit risk and keeping an excess liquidity cushion remained our primary objectives for the Portfolio. Maximizing the yield and return of the Portfolio remained a secondary objective in light of current market conditions and risks, and the low absolute level of rates. The Portfolio continued to waive fees to maintain a 0.00% net yield, as did most of our competitors due to the historically low level of rates on money market securities. The Portfolio followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)

Federal Home Loan Bank Discount Notes, 0.096%, 02/06/15	8.5%
United States Treasury Bill, 0.073%, 05/28/15	6.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%, 01/02/15	4.3%
United States Treasury Bill, 0.045%, 04/02/15	4.0%
Mitsubishi UFJ Trust and Banking NY, 0.173%, 01/02/15	3.5%
Thunder Bay Funding LLC, 0.187%, 01/16/15	3.4%
Sumitomo Mitsui Bank NY, 0.160%, 01/02/15	3.4%
Societe Generale, 0.183%, 02/02/15	2.8%
Wells Fargo Bank NA, 0.380%, 03/22/15	2.7%
Concord Minutemen Capital Co., 0.200%, 01/05/15	2.7%

Portfolio holdings are subject to change daily.

The Portfolio maintained on average a neutral to a slightly extended weighted average maturity (“WAM”) during the period, which helped it to outperform its peers on a gross-of-fees basis. Floating-rate, extendible securities purchased in previous periods added to performance as their stepped-up coupons provided incremental yield. The Portfolio maintained excess daily and weekly liquidity, primarily repurchase agreements (“repo”), U.S. Treasury bills (“T-bills”) and agency discount notes, which hurt the Portfolio’s performance. Repo yields averaged approximately six basis points due to the limited supply and excess demand during the period, and were constrained by the rate paid on the Fed reverse repo program. (A basis point equals one one-hundredth of one percent.)

Outlook and Current Strategy: We anticipate that the FOMC will maintain its target for the federal funds rate in the 0.00% to 0.25% range until at least the middle of 2015. They could further delay raising the rate if slow global growth continues to restrain domestic growth, inflation remains below the FOMC’s target or the improvement in labor conditions slows. Once the Fed does start tightening, we believe tools such as the Fed reverse repo facility will need to take on greater importance in maintaining short-term rates within the Fed’s target range; this is viewed as an important tool despite the concerns of Chairman Yellen and others on the committee that it not become too large. In our view, the initial $300 billion daily cap may be too small and lead to market dislocations at quarter-ends and eventually at month-ends. For the near term, we believe this should keep money market rates constrained in the very low trading range we have experienced over the last year or so, but longer-term money market rates should be expected to increase as we get closer to the start of the Fed tightening cycle.

Our current strategy for the Portfolio is to continue to focus on maintaining a neutral to a slightly extended WAM posture with somewhat limited credit risk. As we move forward and closer to the Fed tightening, however, we would expect to reduce our WAM to prepare for the coming rising rates by further limiting our longer-term purchases and marginally increasing our floating rate and very short-term holdings, which we started to do in the fourth quarter. We have already increased our floating-rate exposure to more than 20%, and therefore have limited room to increase significantly due to the increase in the weighted average life associated with floating-rate notes.Credit exposure and risk will remain limited but could be increased modestly as credit conditions continue their slow improvement, in particular as alternatives to repo and T-bills to meet short-term liquidity requirements.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields, but not as high as in previous periods given the drag in yields from the low rates on repo and other lower risk short-term liquidity securities including U.S. Government securities.

The new money market reforms passed by the Securities and Exchange Commission on July 23, 2014 have not impacted our current investment strategy and portfolio structure. The Portfolio is required to comply with money market reform over the next 18 months to two years.

*	Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

Portfolio Managers’ Report	Voya Small Company Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	24.7%
Industrials	18.7%
Information Technology	16.9%
Consumer Discretionary	14.2%
Health Care	10.4%
Materials	4.4%
Energy	3.9%
Utilities	2.4%
Consumer Staples	2.1%
Exchange-Traded Funds	0.5%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, Steve Salopek* and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 6.54% compared to the Russell 2000® Index, which returned 4.89% for the same period.

Portfolio Specifics: Outperformance for the period was due to favorable stock selection. Our holdings in the capital goods and consumer services sectors contributed the most to performance. In contrast, stock selection in the retail sector and our underweight to the pharmaceuticals and biotechnology sector detracted the most from returns.

The main individual contributors to performance were InterMune, Inc. (“InterMune”) and EPL Oil & Gas, Inc. (“EPL Oil & Gas”).

Shares of InterMune, a biotechnology company focused on the research, development and commercializing of innovative therapies in pulmonology and orphan fibrotic diseases, outperformed for the period. During the first quarter, the company reported positive Phase 3 data involving a compound to treat a lung disease called idiopathic pulmonary fibrosis. Investors believed InterMune’s strong trial results would set the company up for Food and Drug Administration approval later this year. Furthermore, in August 2014, the company announced a definitive merger agreement under which Roche will acquire InterMune for $74 per share in an all-cash transaction.

Within the energy sector, our overweight to EPL Oil & Gas outperformed for the period in response to the announcement that it would be acquired by Energy XXI Ltd., an independent oil and natural gas exploration and production company, for $39/share in a 65% cash/35% stock deal. The purchase took place in June 2014.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Qlik Technologies, Inc.	1.1%
Blount International, Inc.	1.1%
HB Fuller Co.	1.1%
Cardtronics, Inc.	1.1%
Watts Water Technologies, Inc.	1.0%
Healthsouth Corp.	1.0%
First American Financial Corp.	1.0%
j2 Global, Inc.	1.0%
South State Corp.	1.0%
Heartland Express, Inc.	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Key detractors from performance were Energy XXI Ltd. and Key Energy Services, Inc.

Within the energy sector, our overweight positions in Energy XXI Ltd. and Key Energy Services, Inc. detracted the most from performance due to the overall weakness in the sector and declining oil prices.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*	Steve Salopek has decided to retire from Voya Investment Management Co. LLC effective June 30, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

Voya Small Company Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	6.00%	14.74%	—	17.33%	—
Class I	6.54%	15.31%	9.35%	—	—
Class S	6.26%	15.02%	9.05%	—	—
Class S2	6.11%	14.85%	—	—	21.87%
Russell 2000® Index	4.89%	15.55%	7.77%	17.96%	23.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

14

Shareholder Expense Example (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
Voya Balanced Portfolio
Class I	$1,000.00	$1,007.60	0.63%	$3.19	$1,000.00	$1,022.03	0.63%	$3.21
Class S	1,000.00	1,006.30	0.88	4.45	1,000.00	1,020.77	0.88	4.48
Voya Global Value Advantage Portfolio
Class ADV	1,000.00	982.70	1.12	5.60	1,000.00	1,019.56	1.12	5.70
Class S	1,000.00	982.90	0.87	4.35	1,000.00	1,020.82	0.87	4.43
Voya Growth and Income Portfolio
Class ADV	1,000.00	1,033.00	1.03	5.28	1,000.00	1,020.01	1.03	5.24
Class I	1,000.00	1,035.60	0.58	2.98	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,034.40	0.83	4.26	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	1,033.40	0.98	5.02	1,000.00	1,020.27	0.98	4.99
Voya Intermediate Bond Portfolio
Class ADV	1,000.00	1,013.40	0.97	4.92	1,000.00	1,020.32	0.97	4.94
Class I	1,000.00	1,015.80	0.47	2.39	1,000.00	1,022.84	0.47	2.40
Class S	1,000.00	1,015.20	0.72	3.66	1,000.00	1,021.58	0.72	3.67
Class S2	1,000.00	1,013.80	0.87	4.42	1,000.00	1,020.82	0.87	4.43
Voya Money Market Portfolio
Class I	1,000.00	1,000.00	0.19	0.96	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	1,000.00	0.19	0.96	1,000.00	1,024.25	0.19	0.97
Voya Small Company Portfolio
Class ADV	1,000.00	1,024.60	1.34	6.84	1,000.00	1,018.45	1.34	6.82
Class I	1,000.00	1,027.40	0.84	4.29	1,000.00	1,020.97	0.84	4.28
Class S	1,000.00	1,026.10	1.09	5.57	1,000.00	1,019.71	1.09	5.55
Class S2	1,000.00	1,025.40	1.24	6.33	1,000.00	1,018.95	1.24	6.31

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

15

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors/Trustees

Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc.,

Voya Intermediate Bond Portfolio, and Voya Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments of Voya Balanced Portfolio, a series of Voya Balanced Portfolio, Inc., Voya Growth and Income Portfolio, a series of Voya Variable Funds, Voya Global Value Advantage Portfolio and Voya Small Company Portfolio, each a series of Voya Variable Portfolios, Inc., and Voya Intermediate Bond Portfolio, and including the portfolio of investments of Voya Money Market Portfolio, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

16

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$476,878,566	$166,704,087	$4,186,622,852
Investments in affiliates at fair value**	1,113,245	—	—
Short-term investments at fair value***	13,756,992	4,257,000	196,741,470
Total investments at fair value	$491,748,803	$170,961,087	$4,383,364,322
Cash	19,320,318	334	443,368
Cash collateral for futures	2,736,852	—	3,319,367
Cash pledged for centrally cleared swaps (Note 2)	575,000	—	—
Foreign currencies at value****	1,120,570	95,864	—
Foreign cash collateral for futures*****	419,542	—	—
Receivables:
Investment securities sold	7,960,725	—	—
Investment securities sold on a delayed-delivery or when-issued basis	11,789,926	—	—
Fund shares sold	100,847	205,692	77,540
Dividends	457,805	294,785	8,295,921
Interest	1,001,621	—	—
Foreign tax reclaims	113,167	248,849	43,947
Unrealized appreciation on forward foreign currency contracts	864,235	—	—
Upfront payments paid on OTC swap agreements	160,943	—	—
Unrealized appreciation on OTC swap agreements	47,406	—	—
Prepaid expenses	4,138	1,394	34,200
Other assets	127,180	8,932	522,162
Total assets	538,549,078	171,816,937	4,396,100,827

LIABILITIES:
Payable for investment securities purchased	7,057,924	1,876,751	80,144,052
Payable for investment securities purchased on a delayed-delivery or when-issued basis	13,188,764	—	—
Payable for fund shares redeemed	152,339	—	27,483,969
Payable upon receipt of securities loaned	4,181,077	—	1,027,284
Unrealized depreciation on forward foreign currency contracts	1,338,068	—	—
Variation margin payable on centrally cleared swaps	21,824	—	—
Payable for investment management fees	219,552	66,988	1,849,190
Payable for administrative fees	24,150	14,563	203,405
Payable for distribution and shareholder service fees	1,016	36,670	692,297
Payable for directors fees	2,664	888	22,042
Payable to directors under the deferred compensation plan (Note 6)	127,180	8,932	522,162
Other accrued expenses and liabilities	142,261	51,855	430,087
Written options, at fair value^	82,460	—	—
Total liabilities	26,539,279	2,056,647	112,374,488
NET ASSETS	$512,009,799	$169,760,290	$4,283,726,339

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$495,441,412	$175,749,229	$3,351,047,348
Undistributed net investment income	9,875,019	3,983,197	(508,154)
Accumulated net realized loss	(28,742,631)	(22,896,733)	(125,530,817)
Net unrealized appreciation	35,435,999	12,924,597	1,058,717,962
NET ASSETS	$512,009,799	$169,760,290	$4,283,726,339
____________
+ Including securities loaned at value	$4,073,689	$—	$998,140
* Cost of investments in securities	$440,667,448	$153,744,966	$3,128,628,613
** Cost of investments in affiliates	$1,132,753	$—	$—
*** Cost of short-term investments	$13,756,992	$4,257,000	$196,741,470
**** Cost of foreign currencies	$1,149,756	$106,320	$—
***** Cost of foreign cash collateral for futures	$419,543	$—	$—
^ Premiums received on written options	$85,907	$—	$—

See Accompanying Notes to Financial Statements

17

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014  (continued)

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio
Class ADV
Net assets	n/a	$1,278,591	$1,348,686,809
Shares authorized	n/a	100,000,000	unlimited
Par value	n/a	$0.001	$1.000
Shares outstanding	n/a	140,405	44,534,105
Net asset value and redemption price per share	n/a	$9.11	$30.28
Class I
Net assets	$507,212,581	n/a	$2,140,398,123
Shares authorized	500,000,000	n/a	unlimited
Par value	$0.001	n/a	$1.000
Shares outstanding	34,643,223	n/a	69,889,023
Net asset value and redemption price per share	$14.64	n/a	$30.63
Class S
Net assets	$4,797,218	$168,481,699	$794,327,043
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	329,773	18,308,728	26,209,385
Net asset value and redemption price per share	$14.55	$9.20	$30.31
Class S2
Net assets	n/a	n/a	$314,364
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$1.000
Shares outstanding	n/a	n/a	10,439
Net asset value and redemption price per share	n/a	n/a	$30.11

See Accompanying Notes to Financial Statements

18

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014

	Voya Intermediate Bond Portfolio	Voya Money Market Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$4,155,741,853	$—	$630,454,436
Investments in affiliates at fair value**	583,154,016	—	—
Short-term investments at fair value***	214,470,585	—	19,024,206
Total investments at fair value	$4,953,366,454	$—	$649,478,642
Short-term investments at amortized cost	1,999,200	617,140,866	—
Cash	2,859,731	610	543
Cash collateral for futures	2,954,741	—	—
Cash pledged for centrally cleared swaps (Note 2)	3,642,000	—	—
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	1,561,361	—	—
Receivables:
Investment securities sold	3,890,650	—	2,049,867
Investment securities sold on a delayed-delivery or when-issued basis	788,249,135	—	—
Fund shares sold	534,322	79,482	39,843
Dividends	976,814	239	904,179
Interest	26,490,628	423,309	—
Foreign tax reclaims	—	—	12,824
Unrealized appreciation on forward foreign currency contracts	677,928	—	—
Upfront payments paid on OTC swap agreements	8,278,577	—	—
Unrealized appreciation on OTC swap agreements	2,438,471	—	—
Variation margin receivable on centrally cleared swaps	84,548	—	—
Prepaid expenses	37,250	5,312	4,865
Other assets	331,234	193,504	51,576
Total assets	5,798,373,044	617,843,322	652,542,339

LIABILITIES:
Payable for investment securities purchased	37,338,827	—	1,546,821
Payable for investment securities purchased on a delayed-delivery or when-issued basis	972,886,020	—	—
Payable for fund shares redeemed	1,293,293	613,529	2,663,578
Payable upon receipt of securities loaned	135,279,785	—	5,910,206
Unrealized depreciation on forward foreign currency contracts	956,050	—	—
Cash received as collateral for OTC derivatives (Note 2)	10,658,000	—	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	3,145,000	—	—
Payable for investment management fees	1,564,212	133,406	407,920
Payable for administrative fees	216,558	29,349	29,913
Payable for distribution and shareholder service fees	822,932	13	26,841
Payable for directors fees	20,792	3,459	3,337
Payable to directors under the deferred compensation plan (Note 6)	331,234	193,504	51,576
Other accrued expenses and liabilities	299,570	19,217	69,173
Total liabilities	1,164,812,273	992,477	10,709,365
NET ASSETS	$4,633,560,771	$616,850,845	$641,832,974

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,721,837,908	$616,924,776	$425,262,486
Undistributed (distributions in excess of) net investment income	5,199,732	(139,822)	2,737,334
Accumulated net realized gain (loss)	(157,076,425)	65,891	82,120,333
Net unrealized appreciation	63,599,556	—	131,712,821
NET ASSETS	$4,633,560,771	$616,850,845	$641,832,974
___________
+ Including securities loaned at value	$132,350,460	$—	$5,774,629
* Cost of investments in securities	$4,068,717,807	$—	$498,741,615
** Cost of investments in affiliates	$605,934,451	$—	$—
*** Cost of short-term investments	$214,470,585	$—	$19,024,206

See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014 (continued)

	Voya Intermediate Bond Portfolio	Voya Money Market Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$191,894,934	n/a	$5,860,537
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	14,985,439	n/a	260,595
Net asset value and redemption price per share	$12.81	n/a	$22.49
Class I
Net assets	$958,411,858	$616,744,822	$520,297,545
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	74,283,296	616,560,612	22,379,487
Net asset value and redemption price per share	$12.90	$1.00	$23.25
Class S
Net assets	$3,477,973,385	$106,023	$115,634,546
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	271,146,288	105,993	5,062,711
Net asset value and redemption price per share	$12.83	$1.00	$22.84
Class S2
Net assets	$5,280,594	n/a	$40,346
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	412,720	n/a	1,782
Net asset value and redemption price per share	$12.79	n/a	$22.64

See Accompanying Notes to Financial Statements

20

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,085,711	$5,537,907	$111,426,290
Interest	4,782,136	—	4,850
Dividends from affiliated funds	7,821	—	—
Securities lending income, net	87,528	68,325	7,006
Total investment income	14,963,196	5,606,232	111,438,146

EXPENSES:
Investment management fees	2,663,619	817,030	22,042,309
Distribution and shareholder service fees:
Class ADV	—	6,513	6,991,581
Class S	13,253	440,782	2,078,419
Class S2	—	—	3,579
Transfer agent fees	652	160	10,148
Administrative service fees	292,989	177,614	2,424,580
Shareholder reporting expense	64,090	9,480	277,826
Professional fees	60,795	41,745	258,752
Custody and accounting expense	221,027	47,960	426,163
Directors fees	15,982	5,328	132,254
Miscellaneous expense	17,212	9,199	151,419
Interest expense	1,124	287	161
Total expenses	3,350,743	1,556,098	34,797,191
Net waived and reimbursed fees	—	—	(699,890)
Net expenses	3,350,743	1,556,098	34,097,301
Net investment income	11,612,453	4,050,134	77,340,845

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	36,053,761	11,200,725	523,982,118
Foreign currency related transactions	(2,227,186)	(47,293)	(39,943)
Futures	2,265,760	112,953	2,905,720
Swaps	(26,226)	—	—
Written options	301,153	—	—
Net realized gain	36,367,262	11,266,385	526,847,895
Net change in unrealized appreciation (depreciation) on:
Investments	(15,047,089)	(6,753,477)	(163,886,402)
Affiliated underlying funds	(19,508)	—	—
Foreign currency related transactions	(400,672)	(41,905)	(5,033)
Futures	(244,790)	(10,202)	(1,054,875)
Swaps	(7,921)	—	—
Written options	3,447	—	—
Net change in unrealized appreciation (depreciation)	(15,716,533)	(6,805,584)	(164,946,310)
Net realized and unrealized gain	20,650,729	4,460,801	361,901,585
Increase in net assets resulting from operations	$32,263,182	$8,510,935	$439,242,430

* Foreign taxes withheld	$193,091	$306,788	$316,359

See Accompanying Notes to Financial Statements

21

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Intermediate Bond Portfolio	Voya Money Market Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$4,161	$7,284,573
Interest, net of foreign taxes withheld*	142,238,620	1,303,070	11
Dividends from affiliated funds	20,890,635	—	—
Securities lending income, net	468,891	—	497,170
Total investment income	163,598,146	1,307,231	7,781,754

EXPENSES:
Investment management fees	16,515,032	1,728,729	5,005,990
Distribution and shareholder service fees:
Class ADV	787,676	—	32,778
Class S	7,685,065	269	288,324
Class S2	14,612	—	175
Transfer agent fees	9,139	634	1,161
Administrative service fees	2,287,047	380,309	367,095
Shareholder reporting expense	221,735	62,520	54,818
Professional fees	159,832	54,074	56,664
Custody and accounting expense	308,888	78,144	70,740
Directors fees	124,752	20,757	20,024
Miscellaneous expense	48,182	23,632	20,133
Interest expense	605	1,777	158
Total expenses	28,162,565	2,350,845	5,918,060
Net waived and reimbursed fees	(2,922)	(1,043,614)	(35)
Net expenses	28,159,643	1,307,231	5,918,025
Net investment income	135,438,503	—	1,863,729

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	106,748,513	65,891	94,017,009
Capital gain distributions from affiliated underlying funds	245,056	—	—
Foreign currency related transactions	4,736,121	—	—
Futures	(20,141,174)	—	—
Swaps	(4,368,580)	—	—
Net realized gain	87,219,936	65,891	94,017,009
Net change in unrealized appreciation (depreciation) on:
Investments	24,405,526	—	(55,993,316)
Affiliated underlying funds	(5,657,121)	—	—
Foreign currency related transactions	(191,046)	—	—
Futures	3,491,021	—	—
Swaps	(2,354,876)	—	—
Net change in unrealized appreciation (depreciation)	19,693,504	—	(55,993,316)
Net realized and unrealized gain	106,913,440	65,891	38,023,693
Increase in net assets resulting from operations	$242,351,943	$65,891	$39,887,422

* Foreign taxes withheld	$—	$615	$472

See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Value Advantage Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$11,612,453	$11,440,870	$4,050,134	$5,303,700
Net realized gain	36,367,262	46,953,111	11,266,385	18,746,529
Net change in unrealized appreciation (depreciation)	(15,716,533)	24,211,359	(6,805,584)	(1,179,605)
Increase in net assets resulting from operations	32,263,182	82,605,340	8,510,935	22,870,624

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(34,754)	(45,612)
Class I	(8,604,651)	(11,524,626)	—	—
Class S	(78,141)	(108,216)	(5,096,647)	(6,360,001)
Total distributions	(8,682,792)	(11,632,842)	(5,131,401)	(6,405,613)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,209,160	7,587,067	7,948,827	7,314,087
Reinvestment of distributions	8,682,792	11,632,842	5,131,401	6,405,613
	15,891,952	19,219,909	13,080,228	13,719,700
Cost of shares redeemed	(71,405,477)	(72,065,977)	(27,339,058)	(31,238,818)
Net decrease in net assets resulting from capital share transactions	(55,513,525)	(52,846,068)	(14,258,830)	(17,519,118)
Net increase (decrease) in net assets	(31,933,135)	18,126,430	(10,879,296)	(1,054,107)

NET ASSETS:
Beginning of year or period	543,942,934	525,816,504	180,639,586	181,693,693
End of year or period	$512,009,799	$543,942,934	$169,760,290	$180,639,586
Undistributed net investment income at end of year or period	$9,875,019	$8,592,107	$3,983,197	$5,125,253

See Accompanying Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Growth and Income Portfolio		Voya Intermediate Bond Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$77,340,845	$45,528,943	$135,438,503	$72,896,535
Net realized gain	526,847,895	512,899,626	87,219,936	2,300,794
Net change in unrealized appreciation (depreciation)	(164,946,310)	575,909,874	19,693,504	(81,070,201)
Increase (decrease) in net assets resulting from operations	439,242,430	1,134,338,443	242,351,943	(5,872,872)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(20,253,935)	(11,891,951)	(5,558,145)	(1,083,732)
Class I	(41,711,859)	(26,741,182)	(31,200,782)	(29,108,399)
Class S	(13,490,161)	(8,705,057)	(106,574,035)	(35,876,256)
Class S2	(3,255)	(10,811)	(161,042)	(50,560)
Net realized gains:
Class ADV	(149,931,317)	—	—	—
Class I	(235,869,791)	—	—	—
Class S	(87,990,084)	—	—	—
Class S2	(34,844)	—	—	—
Total distributions	(549,285,246)	(47,349,001)	(143,494,004)	(66,118,947)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	46,421,375	87,000,910	215,719,028	141,538,526
Proceeds from shares issued in merger (Note 14)	—	270,921,112	2,882,928,925	—
Reinvestment of distributions	548,990,972	47,326,587	143,483,422	66,105,078
	595,412,347	405,248,609	3,242,131,375	207,643,604
Cost of shares redeemed	(692,572,215)	(891,753,358)	(733,223,928)	(368,540,853)
Net increase (decrease) in net assets resulting from capital share transactions	(97,159,868)	(486,504,749)	2,508,907,447	(160,897,249)
Net increase (decrease) in net assets	(207,202,684)	600,484,693	2,607,765,386	(232,889,068)

NET ASSETS:
Beginning of year or period	4,490,929,023	3,890,444,330	2,025,795,385	2,258,684,453
End of year or period	$4,283,726,339	$4,490,929,023	$4,633,560,771	$2,025,795,385
Undistributed (distributions in excess of) net investment income at end of year or period	$(508,154)	$(1,512,035)	$5,199,732	$2,598,958

See Accompanying Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Money Market Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$—	$—	$1,863,729	$2,110,998
Net realized gain	65,891	107,849	94,017,009	79,092,778
Net change in unrealized appreciation (depreciation)	—	—	(55,993,316)	126,299,108
Increase in net assets resulting from operations	65,891	107,849	39,887,422	207,502,884

FROM DISTRIBUTIONS TO SHAREHOLDERS:	—	—	—	—
Net investment income:
Class ADV	—	—	—	(4,517)
Class I	—	—	(1,995,917)	(2,661,798)
Class S	—	—	(116,064)	(323,038)
Class S2	—	—	—	(435)
Net realized gains:
Class ADV	—	—	(780,154)	(561,010)
Class I	(109,900)	(160,387)	(61,891,884)	(41,429,239)
Class S	(16)	(24)	(13,010,836)	(9,277,948)
Class S2	—	—	(3,725)	(20,332)
Total distributions	(109,916)	(160,411)	(77,798,580)	(54,278,317)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	70,333,921	97,970,752	60,263,113	70,836,881
Reinvestment of distributions	109,916	160,411	77,798,580	54,278,317
	70,443,837	98,131,163	138,061,693	125,115,198
Cost of shares redeemed	(222,207,656)	(305,023,492)	(164,207,275)	(152,172,113)
Net decrease in net assets resulting from capital share transactions	(151,763,819)	(206,892,329)	(26,145,582)	(27,056,915)
Net increase (decrease) in net assets	(151,807,844)	(206,944,891)	(64,056,740)	126,167,652

NET ASSETS:
Beginning of year or period	768,658,689	975,603,580	705,889,714	579,722,062
End of year or period	$616,850,845	$768,658,689	$641,832,974	$705,889,714
Undistributed (distributions in excess of) net investment income at end of year or period	$(139,822)	$(137,755)	$2,737,334	$2,066,500

See Accompanying Notes to Financial Statements

25

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2) (3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-14	14.01	0.31	•	0.55	0.86	0.23	—	—	0.23	—	14.64	6.22	0.63	0.63		0.63		2.18		507,213	192
12-31-13	12.27	0.28	•	1.74	2.02	0.28	—	—	0.28	—	14.01	16.71	0.64	0.64		0.64		2.13		538,114	210
12-31-12	11.13	0.30	•	1.20	1.50	0.36	—	—	0.36	—	12.27	13.64	0.64	0.64		0.64		2.57		520,249	234
12-31-11	11.58	0.29	•	(0.43)	(0.14)	0.31	—	—	0.31	—	11.13	(1.40)	0.65	0.65		0.65		2.51		524,887	259
12-31-10	10.42	0.27	•	1.19	1.46	0.30	—	—	0.30	—	11.58	14.22	0.62	0.62	†	0.62	†	2.47	†	614,261	328
Class S
12-31-14	13.92	0.28	•	0.55	0.83	0.20	—	—	0.20	—	14.55	5.99	0.88	0.88		0.88		1.94		4,797	192
12-31-13	12.20	0.24	•	1.73	1.97	0.25	—	—	0.25	—	13.92	16.33	0.89	0.89		0.89		1.88		5,829	210
12-31-12	11.05	0.27	•	1.21	1.48	0.33	—	—	0.33	—	12.20	13.49	0.89	0.89		0.89		2.32		5,567	234
12-31-11	11.50	0.26	•	(0.43)	(0.17)	0.28	—	—	0.28	—	11.05	(1.66)	0.90	0.90		0.90		2.25		5,953	259
12-31-10	10.36	0.24		1.18	1.42	0.28	—	—	0.28	—	11.50	13.87	0.87	0.87	†	0.87	†	2.22	†	7,933	328
Voya Global Value Advantage Portfolio
Class ADV
12-31-14	8.94	0.19		0.22	0.41	0.24	—	—	0.24	—	9.11	4.65	1.12	1.12		1.12		2.03		1,279	88
12-31-13	8.15	0.23	•	0.85	1.08	0.29	—	—	0.29	—	8.94	13.46	1.27	1.28		1.28		2.70		1,312	122
12-31-12	7.38	0.25	•	0.81	1.06	0.29	—	—	0.29	—	8.15	14.74	1.33	1.34		1.34		3.25		1,485	23
12-31-11	7.93	0.27	•	(0.56)	(0.29)	0.26	—	—	0.26	—	7.38	(4.18)	1.34	1.34		1.34		3.48		812	25
12-31-10	7.76	0.20	•	0.24	0.44	0.27	—	—	0.27	—	7.93	5.80	1.37	1.34	†	1.34	†	2.67	†	695	47
Class S
12-31-14	9.03	0.21	•	0.22	0.43	0.26	—	—	0.26	—	9.20	4.87	0.87	0.87		0.87		2.28		168,482	88
12-31-13	8.23	0.25	•	0.85	1.10	0.30	—	—	0.30	—	9.03	13.63	1.02	1.03		1.03		2.96		179,327	122
12-31-12	7.44	0.27	•	0.83	1.10	0.31	—	—	0.31	—	8.23	15.12	1.08	1.09		1.09		3.54		180,208	23
12-31-11	7.96	0.30	•	(0.57)	(0.27)	0.25	—	—	0.25	—	7.44	(3.87)	1.09	1.09		1.09		3.76		173,576	25
12-31-10	7.77	0.24	•	0.20	0.44	0.25	—	—	0.25	—	7.96	5.86	1.12	1.09	†	1.09	†	3.23	†	206,216	47
Voya Growth and Income Portfolio
Class ADV
12-31-14	31.36	0.49	•	2.77	3.26	0.52	3.82	—	4.34	—	30.28	10.19	1.08	1.03		1.03		1.49		1,348,687	87
12-31-13	24.31	0.22	•	7.09	7.31	0.26	—	—	0.26	—	31.36	30.07	1.09	1.04		1.04		0.80		1,441,995	49
12-31-12	21.39	0.29	•	2.97	3.26	0.34	—	—	0.34	—	24.31	15.24	1.09	1.04		1.04		1.23		1,251,577	57
12-31-11	21.74	0.22		(0.38)	(0.16)	0.19	—	—	0.19	—	21.39	(0.72)	1.08	1.03		1.03		1.03		1,221,084	75
12-31-10	19.31	0.15	•	2.47	2.62	0.19	—	—	0.19	—	21.74	13.55	1.10	1.10	†	1.10	†	0.77	†	6,037	117
Class I
12-31-14	31.67	0.64	•	2.82	3.46	0.68	3.82	—	4.50	—	30.63	10.72	0.58	0.58		0.58		1.94		2,140,398	87
12-31-13	24.54	0.35	•	7.17	7.52	0.39	—	—	0.39	—	31.67	30.66	0.59	0.59		0.59		1.25		2,182,314	49
12-31-12	21.59	0.40	•	3.00	3.40	0.45	—	—	0.45	—	24.54	15.78	0.59	0.59		0.59		1.68		1,865,425	57
12-31-11	21.94	0.31	•	(0.37)	(0.06)	0.29	—	—	0.29	—	21.59	(0.27)	0.58	0.58		0.58		1.39		1,873,712	75
12-31-10	19.42	0.22		2.53	2.75	0.23	—	—	0.23	—	21.94	14.14	0.60	0.60	†	0.60	†	1.12	†	2,253,794	117

See Accompanying Notes to Financial Statements

26

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2) (3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Growth and Income Portfolio (continued)
Class S
12-31-14	31.38	0.56	•	2.78	3.34	0.59	3.82	—	4.41	—	30.31	10.44	0.83	0.83		0.83		1.70		794,327	87
12-31-13	24.32	0.28	•	7.10	7.38	0.32	—	—	0.32	—	31.38	30.34	0.84	0.84		0.84		1.00		865,453	49
12-31-12	21.40	0.34	•	2.97	3.31	0.39	—	—	0.39	—	24.32	15.47	0.84	0.84		0.84		1.42		772,713	57
12-31-11	21.77	0.24	•	(0.35)	(0.11)	0.26	—	—	0.26	—	21.40	(0.51)	0.83	0.83		0.83		1.13		795,131	75
12-31-10	19.28	0.18		2.48	2.66	0.17	—	—	0.17	—	21.77	13.81	0.85	0.85	†	0.85	†	0.87	†	480,529	117
Class S2
12-31-14	31.05	0.54	•	2.70	3.24	0.36	3.82	—	4.18	—	30.11	10.24	1.08	0.98		0.98		1.68		314	87
12-31-13	24.08	0.22		7.04	7.26	0.29	—	—	0.29	—	31.05	30.17	1.09	0.99		0.99		0.85		1,167	49
12-31-12	21.23	0.35	•	2.90	3.25	0.40	—	—	0.40	—	24.08	15.30	1.09	0.99		0.99		1.47		728	57
12-31-11	21.52	0.41	•	(0.54)	(0.13)	0.16	—	—	0.16	—	21.23	(0.59)	1.08	0.98		0.98		1.99		217	75
12-31-10	19.26	0.14		2.28	2.42	0.16	—	—	0.16	—	21.52	12.55	1.10	1.00	†	1.00	†	0.72	†	5	117
Voya Intermediate Bond Portfolio
Class ADV
12-31-14	12.42	0.38	•	0.39	0.77	0.38	—	—	0.38	—	12.81	6.21	0.97	0.97		0.97		2.97		191,895	428
12-31-13	12.88	0.39		(0.47)	(0.08)	0.38	—	—	0.38	—	12.42	(0.62)	0.99	0.99		0.99		3.05		37,058	389
12-31-12	12.34	0.42	•	0.67	1.09	0.55	—	—	0.55	—	12.88	8.85	1.00	1.00		1.00		3.25		34,473	425
12-31-11	12.04	0.47	•	0.38	0.85	0.55	—	—	0.55	—	12.34	7.04	1.00	1.00		1.00		3.76		16,953	456
12-31-10	11.62	0.57	•	0.48	1.05	0.63	—	—	0.63	—	12.04	9.01	1.00	1.00	†	1.00	†	4.56	†	4,315	438
Class I
12-31-14	12.50	0.44		0.39	0.83	0.43	—	—	0.43	—	12.90	6.67	0.47	0.47		0.47		3.46		958,412	428
12-31-13	12.96	0.45		(0.47)	(0.02)	0.44	—	—	0.44	—	12.50	(0.12)	0.49	0.49		0.49		3.57		846,916	389
12-31-12	12.40	0.49	•	0.67	1.16	0.60	—	—	0.60	—	12.96	9.39	0.50	0.50		0.50		3.78		1,001,255	425
12-31-11	12.07	0.54	•	0.37	0.91	0.58	—	—	0.58	—	12.40	7.54	0.50	0.50		0.50		4.31		1,205,691	456
12-31-10	11.57	0.61	•	0.53	1.14	0.64	—	—	0.64	—	12.07	9.84	0.50	0.50	†	0.50	†	4.93	†	1,217,280	438
Class S
12-31-14	12.43	0.42	•	0.38	0.80	0.40	—	—	0.40	—	12.83	6.48	0.72	0.72		0.72		3.21		3,477,973	428
12-31-13	12.89	0.44		(0.49)	(0.05)	0.41	—	—	0.41	—	12.43	(0.38)	0.74	0.74		0.74		3.31		1,140,317	389
12-31-12	12.34	0.45	•	0.67	1.12	0.57	—	—	0.57	—	12.89	9.08	0.75	0.75		0.75		3.52		1,221,680	425
12-31-11	12.01	0.51	•	0.37	0.88	0.55	—	—	0.55	—	12.34	7.30	0.75	0.75		0.75		4.09		1,247,149	456
12-31-10	11.52	0.57	•	0.52	1.09	0.60	—	—	0.60	—	12.01	9.51	0.75	0.75	†	0.75	†	4.67	†	1,292,731	438
Class S2
12-31-14	12.43	0.37	•	0.40	0.77	0.41	—	—	0.41	—	12.79	6.17	0.97	0.87		0.87		2.87		5,281	428
12-31-13	12.92	0.44		(0.50)	(0.06)	0.43	—	—	0.43	—	12.43	(0.44)	0.99	0.89		0.89		3.45		1,505	389
12-31-12	12.37	0.41		0.69	1.10	0.55	—	—	0.55	—	12.92	8.93	1.00	0.90		0.90		3.37		1,277	425
12-31-11	12.08	0.52	•	0.34	0.86	0.57	—	—	0.57	—	12.37	7.14	1.00	0.90		0.90		4.20		1,001	456
12-31-10	11.59	0.55•		0.53	1.08	0.59	—	—	0.59	—	12.08	9.29	1.00	0.90	†	0.90	†	4.50	†	3	438

See Accompanying Notes to Financial Statements

27

Financial Highlights (continued)

		Income (loss) from investment operations						Less Distributions											Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital		Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2) (3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)		($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Money Market Portfolio
Class I
12-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—		0.00	*	—	1.00	0.02	0.34	0.19		0.19		0.00		616,745	—
12-31-13	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—		0.00	*	—	1.00	0.02	0.34	0.23		0.23		0.00		768,521	—
12-31-12	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—		0.00	*	—	1.00	0.03	0.34	0.34		0.34		0.03		975,469	—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	1.00	0.02	0.34	0.26		0.26		0.00	*	1,176,157	—
12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		0.00	*	0.00	*	—	1.00	0.24	0.34	0.31	†	0.31	†	0.02	†	1,069,947	—
Class S
12-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—		0.00	*	—	1.00	0.02	0.59	0.19		0.19		0.00		106	—
12-31-13	1.00	—		0.00	*	0.00		—		0.00	*	—		0.00	*	—	1.00	0.02	0.59	0.23		0.23		0.00		138	—
12-31-12	1.00	(0.00	)*	0.00	*	0.00	*	—		—		—		—		—	1.00	0.00	0.59	0.36		0.36		0.01		134	—
12-31-11	1.00	—		0.00	*	0.00		—		0.00	*	0.00	*	0.00	*	—	1.00	0.02	0.59	0.26		0.26		0.00		314	—
03-15-10(5) - 12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—		0.00	*	—	1.00	0.00	0.59	0.36	†	0.36	†	0.00	*†	313	—
Voya Small Company Portfolio
Class ADV
12-31-14	23.94	(0.03)		1.26		1.23		—		2.68		—		2.68		—	22.49	6.00	1.34	1.34		1.34		(0.18)		5,861	30
12-31-13	19.13	(0.02)		6.64		6.62		0.01		1.80		—		1.81		—	23.94	37.04	1.34	1.34		1.34		(0.13)		7,233	36
12-31-12	17.39	0.01		2.41		2.42		—		0.68		—		0.68		—	19.13	14.01	1.35	1.35		1.35		0.06		6,213	49
12-31-11	17.98	(0.02	)•	(0.51)		(0.53)		0.06		—		—		0.06		—	17.39	(2.99)	1.35	1.35		1.35		(0.10)		5,938	61
12-31-10	14.60	0.04	•	3.42		3.46		0.08		—		—		0.08		—	17.98	23.75	1.34	1.34	†	1.34	†	0.25	†	3,253	86
Class I
12-31-14	24.63	0.08		1.31		1.39		0.09		2.68		—		2.77		—	23.25	6.54	0.84	0.84		0.84		0.33		520,298	30
12-31-13	19.63	0.08	•	6.84		6.92		0.12		1.80		—		1.92		—	24.63	37.76	0.84	0.84		0.84		0.38		571,880	36
12-31-12	17.82	0.10	•	2.47		2.57		0.08		0.68		—		0.76		—	19.63	14.52	0.85	0.85		0.85		0.55		472,254	49
12-31-11	18.34	0.07		(0.52)		(0.45)		0.07		—		—		0.07		—	17.82	(2.49)	0.85	0.85		0.85		0.38		483,473	61
12-31-10	14.82	0.09		3.52		3.61		0.09		—		—		0.09		—	18.34	24.38	0.84	0.84	†	0.84	†	0.51	†	503,739	86
Class S
12-31-14	24.24	0.02		1.28		1.30		0.02		2.68		—		2.70		—	22.84	6.26	1.09	1.09		1.09		0.08		115,635	30
12-31-13	19.35	0.03		6.72		6.75		0.06		1.80		—		1.86		—	24.24	37.37	1.09	1.09		1.09		0.12		126,746	36
12-31-12	17.57	0.05	•	2.44		2.49		0.03		0.68		—		0.71		—	19.35	14.26	1.10	1.10		1.10		0.28		101,041	49
12-31-11	18.09	0.02		(0.50)		(0.48)		0.04		—		—		0.04		—	17.57	(2.68)	1.10	1.10		1.10		0.12		108,502	61
12-31-10	14.64	0.04		3.47		3.51		0.06		—		—		0.06		—	18.09	24.00	1.09	1.09	†	1.09	†	0.29	†	122,286	86
Class S2
12-31-14	24.06	(0.01	)•	1.27		1.26		—		2.68		—		2.68		—	22.64	6.11	1.34	1.24		1.24		(0.06)		40	30
12-31-13	19.22	(0.02	)•	6.70		6.68		0.04		1.80		—		1.84		—	24.06	37.19	1.34	1.24		1.24		(0.11)		31	36
12-31-12	17.47	0.03		2.41		2.44		0.01		0.68		—		0.69		—	19.22	14.08	1.35	1.25		1.25		0.16		214	49
12-31-11	18.04	0.01	•	(0.52)		(0.51)		0.06		—		—		0.06		—	17.47	(2.85)	1.35	1.25		1.25		0.04		195	61
12-31-10	14.61	0.06	•	3.42		3.48		0.05		—		—		0.05		—	18.04	23.85	1.34	1.24	†	1.24	†	0.40	†	50	86

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

28

Financial Highlights (continued)

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014

NOTE 1 — ORGANIZATION

The Voya Variable Product Funds are comprised of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”).

Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen active separate investment series. The two diversified series included in this report are Voya Global Value Advantage Portfolio (“Global Value Advantage”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Money Market Portfolio (“Money Market”). Each of the portfolios is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

Each Portfolio offers at least two of the following classes of shares: Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (Class “S2”) shares. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

On July 23, 2014, the SEC adopted amendments to money market fund regulations. Money Market is required to comply with money market reform in phases within 18 months to two years from the adoption of the reform. As a result, Money Market may be required to take certain steps that will impact its current structure and operations, which may affect the performance and yield of the Portfolio. In certain circumstances, the amendments will also allow money market funds to impose liquidity fees and limit redemptions. At this time, management is evaluating the potential implications of these amendments to Money Market.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using an independent pricing service which takes into consideration

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

such factors as benchmark yields, cash flow assumptions and issuer spreads as well as broker quotes and reported trades for the security as well as securities similar in type, quality, coupon and maturity. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing in 60 days or less, are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors/Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Investment Adviser’s or Sub-Adviser’s, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolios’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2014, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to its derivative transactions failed to perform would be $1,073,029 and $11,408,507, respectively, which represents the gross payments to be received by the Portfolios on open OTC swaps, forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2014. At December 31, 2014, certain counterparties have posted $10,658,000 in cash collateral to Intermediate Bond for open OTC derivatives.

Certain portfolios have credit-related contingent features that if triggered would allow their derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2014, Balanced and Intermediate Bond had a liability position of $1,420,528 and $956,050, respectively, on forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2014, the Portfolios could have been required to pay this amount in cash to its counterparties. There was no collateral pledged by any Portfolio for OTC derivatives as of December 31, 2014.

E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2014, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced	$64,469,619	$42,187,558
Intermediate Bond	26,308,963	71,383,859

The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2014.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2014, Balanced and Intermediate Bond have purchased and sold futures contracts on various equity indices (Balanced only), bonds, and notes. Balanced purchased equity futures to “equitize” cash. Both Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Balanced, Global Value Advantage and Growth and Income entered into equity futures to “equitize” cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2014, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$59,422,329	$33,704,022
Intermediate Bond	375,118,787	499,486,721
Global Value Advantage	2,059,957	—
Growth and Income	48,691,095	—

Please refer to the tables following each respective Summary Portfolio of Investments for the above Portfolio’s for open futures contracts at December 31, 2014. There were no open futures contracts for Global Value Advantage at December 31, 2014.

F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2014, Balanced had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options at December 31, 2014. Please refer to the table following the Summary Portfolio of Investments for open written foreign currency options at December 31, 2014.

During the year ended December 31, 2014, Balanced and Intermediate Bond have purchased interest rate swaptions to gain exposure to interest rates. Please refer to each respective Summary Portfolio of Investments for open purchased interest rate swaptions for both Portfolios at December 31, 2014. In addition, Balanced and Intermediate Bond had written interest rate swaptions to generate income. Please refer to each the tables following each respective Summary Portfolio of Investment for open written interest rate swaptions at December 31, 2014.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2014.

G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Global Value Advantage, and Small Company declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

H. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

I. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2014.

K. Securities Lending. Each Portfolio (except Money Market) may temporarily loan up to 33⅓% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2014, Intermediate Bond had posted $1,561,361 in cash collateral for open delayed-delivery transactions. At December 31, 2014, certain counterparties had posted $3,145,000 in cash collateral to Intermediate Bond for open delayed-delivery transactions.

N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or

37

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Summary Portfolio of Investment and serve as an indicator of the current status

38

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which a Portfolio is seller of protection are disclosed in each Portfolio’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2014, both Balanced and Intermediate Bond have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2014, both Balanced and Intermediate Bond have purchased credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Portfolios use CDX swaps to hedge the credit risk associated with various sectors within the credit markets.

For the year ended December 31, 2014, Balanced and Intermediate Bond had average notional amounts of $1,989,576 and $96,415,828, respectively, on credit default swaps to buy protection. Please refer to the tables following the Summary Portfolio of Investments for both Portfolio’s for open credit default swaps to buy protection at December 31, 2014. There were no open credit default swaps to sell protection at December 31, 2014.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2014, Balanced and Intermediate Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $38,535,911 and $1,136,617,000, respectively.

For the year ended December 31, 2014, Balanced and Intermediate Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $31,092,070 and $924,278,000, respectively.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following each respective the Summary Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2014.

At December 31, 2014, Balanced and Intermediate Bond had posted $575,000 and $3,642,000, respectively, in cash collateral for open centrally cleared interest rate swaps.

P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

39

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$403,351,846	$464,957,799
Global Value Advantage	152,231,325	168,753,416
Growth and Income	3,743,118,600	4,315,014,635
Intermediate Bond	709,849,233	1,847,934,570
Small Company	197,419,770	302,136,737

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$576,312,560	$578,926,522
Intermediate Bond	18,649,951,016	17,838,090,650

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios have entered into investment management agreements (“Investment Management Agreements”) with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Balanced	0.500%
Global Value Advantage	0.46% on the first $500 million; 0.43% on the next $500 million; 0.41% thereafter
Growth and Income	0.500% on the first $10 billion; 0.450% on the next $5 billion; 0.425% thereafter
Intermediate Bond(1)	0.400% on first $4 billion; 0.380 on next $3 billion; 0.360% thereafter
Money Market	0.250%
Small Company	0.750%

(1)	Effective close of business on March 14, 2014, advisory fee breakpoints were incorporated.

The Administrator provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio (except Global Value Advantage) a fee at an annual rate of 0.055% on the first $5 billion of each Portfolio’s average daily net assets and 0.030% thereafter. For Global Value Advantage, the Administrator is entitled to receive a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

The Investment Adviser has entered into sub-advisory agreements with Voya IM. Voya IM acts as sub-adviser to all Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

In placing equity security transactions, the Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Sub-Adviser. Any amount credited to the Portfolios is reflected as brokerage commission recapture on the accompanying Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Additionally, the Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of the average daily net assets attributable to the distribution fee paid by Class ADV shares of Growth and Income, so that the actual fee paid by the Portfolio is an annual rate of 0.20%. Termination or modification of these obligations requires approval by the Board.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “12b-1 Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio’s shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and

40

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets. For Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares. Termination or modification of this obligation requires approval by the Board.

The Distributor and Voya Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. There is no guarantee that Money Market will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by Voya Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2014, the Distributor waived $162 of Class S specific distribution fees and Voya Investments waived $1,043,344 of management fees for Money Market to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

As of December 31, 2014, amounts of waived fees that are subject to possible recoupment by Voya Investments, and the related expiration dates are as follows:

	December 31,
	2015	2016	2017	Total
Money Market	$29,441	$951,763	$1,043,344	$2,024,548

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	Intermediate Bond	5.10%
	Money Market	6.68
	Small Company	6.89
Voya Insurance and Annuity	Global Value Advantage	97.20
Company	Growth and Income	46.36
	Intermediate Bond	73.08
	Small Company	14.96
Voya Retirement Insurance and	Balanced	89.24
Annuity Company	Growth and Income	47.43
	Intermediate Bond	17.54
	Money Market	91.47
	Small Company	52.96
Voya Solution 2025 Portfolio	Small Company	5.62
Voya Solution 2035 Portfolio	Small Company	5.03

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors/trustees, as described in the Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’/trustees’ fees under the Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”)

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Global Value Advantage(1)	1.34%	N/A	1.09%	N/A
Growth and Income(2)	1.30%	0.70%	0.95%	1.10%
Intermediate Bond(3)	1.05%	0.55%	0.80%	0.95%
Small Company	1.45%	0.95%	1.20%	1.35%

(1)	Effective January 1, 2014, pursuant to a side letter agreement, through May 1, 2015, the Investment Adviser has further lowered the expense limits for Global Value Advantage to 1.15% and 0.90% for Class ADV and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.
(2)	Effective January 1, 2014, the Investment Adviser has entered into a written expense limitation agreement with the Portfolio. Prior to January 1, 2014, there was no expense limitation agreement associated with the Portfolio.
(3)	Effective close of business on March 14, 2014, the Investment Adviser has entered into a written expense limitation agreement with the Portfolio. Prior to the close of business on March 14, 2014, there was no expense limitation agreement associated with the Portfolio.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2014, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreements are contractual through May 1, 2015 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities;

or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2014:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	1	$3,960,000	1.09%
Global Value Advantage	2	1,395,500	1.09
Growth and Income	3	1,293,333	1.10
Intermediate Bond	6	1,501,333	1.09
Money Market	5	11,904,000	1.09
Small Company	1	850,000	1.13

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2014 were as follows:

	USD Notional	Cost
Balance at 12/31/13	2,100,000	$37,704
Options Purchased	32,366,200	157,190
Options Terminated in Closing Sell Transactions	(3,427,000)	(20,629)
Options Expired	(28,196,200)	(161,187)
Balance at 12/31/14	2,843,000	$13,078

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2014 were as follows:

	USD Notional	GBP Notional	Cost
Balance at 12/31/13	—	—	$—
Options Purchased	213,216,598	28,198,000	1,137,501
Options Terminated in Closing Sell Transactions	(150,807,000)	(28,198,000)	(746,091)
Options Expired	(34,860,000)	—	(267,407)
Balance at 12/31/14	27,549,598	—	$124,003

42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written foreign currency options for Balanced during the year ended December 31, 2014 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/13	—	$—
Options Written	6,245,000	32,121
Options Terminated in Closing Purchase Transactions	(1,097,000)	(2,797)
Options Expired	(5,148,000)	(29,324)
Balance at 12/31/14	—	$—

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2014 were as follows:

	USD Notional	GBP Notional	Premiums Received
Balance at 12/31/13	—	—	$—
Options Written	214,413,000	6,260,000	764,358
Options Terminated in Closing Purchase Transactions	(135,174,000)	(6,260,000)	(329,817)
Options Expired	(49,747,000)	—	(348,634)
Balance at 12/31/14	29,492,000	—	$85,907

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended December 31, 2014 were as follows:

	USD Notional	Cost
Balance at 12/31/13	—	$—
Options Purchased	6,276,464,485	31,110,026
Options Terminated in Closing Sell Transactions	(4,376,735,000)	(19,264,804)
Options Expired	(905,910,000)	(6,975,507)
Balance at 12/31/2014	993,819,485	$4,869,715

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2014 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/13	—	$—
Options Written	5,367,356,000	17,954,800
Options Terminated in Closing Purchase Transactions	(4,887,226,000)	(11,579,572)
Options Expired	(480,130,000)	(6,375,228)
Balance at 12/31/2014	—	$—

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2014	490,372	—	612,403	(4,861,806)	(3,759,031)	6,967,759	—	8,604,651	(69,819,472)	(54,247,062)
12/31/2013	544,796	—	904,528	(5,431,175)	(3,981,851)	7,132,513	—	11,524,626	(71,012,966)	(52,355,827)
Class S
12/31/2014	16,786	—	5,585	(111,231)	(88,860)	241,401	—	78,141	(1,586,005)	(1,266,463)
12/31/2013	34,801	—	8,534	(81,205)	(37,870)	454,554	—	108,216	(1,053,011)	(490,241)
Class S2
12/31/2014	—	—	—	—	—	—	—	—	—	—
12/31/2013	—	—	—	—	—	—	—	—	—	—
Global Value Advantage
Class ADV
12/31/2014	28,485	—	3,901	(38,773)	(6,387)	259,356	—	34,754	(352,057)	(57,947)
12/31/2013	46,920	—	5,443	(87,712)	(35,349)	390,030	—	45,612	(732,384)	(296,742)
Class S
12/31/2014	832,547	—	566,924	(2,946,785)	(1,547,314)	7,689,471	—	5,096,647	(26,987,001)	(14,200,883)
12/31/2013	819,208	—	752,663	(3,618,924)	(2,047,053)	6,924,057	—	6,360,001	(30,506,434)	(17,222,376)
Growth and Income
Class ADV
12/31/2014	400,469	—	5,534,480	(7,386,574)	(1,451,625)	13,212,287	—	170,185,252	(241,956,332)	(58,558,793)
12/31/2013	1,229,454	886,651	382,137	(8,000,800)	(5,502,558)	9,564,397	23,183,620	11,891,951	(198,987,932)	(154,347,964)

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Growth and Income (continued)
Class I
12/31/2014	799,962	—	8,918,861	(8,742,866)	975,957	25,620,199	—	277,287,376	(288,762,379)	14,145,196
12/31/2013	10,633,556	8,750,399	849,096	(27,339,586)	(7,106,535)	51,585,607	231,206,800	26,718,804	(526,847,988)	(217,336,777)
Class S
12/31/2014	227,145	—	3,298,025	(4,897,593)	(1,372,423)	7,362,201	—	101,480,245	(160,678,902)	(51,836,456)
12/31/2013	1,485,386	631,491	279,350	(6,587,175)	(4,190,948)	25,617,444	16,527,516	8,705,057	(165,876,887)	(115,026,870)
Class S2
12/31/2014	6,900	—	1,246	(35,280)	(27,134)	226,688	—	38,099	(1,174,602)	(909,815)
12/31/2013	8,532	123	349	(1,670)	7,334	233,463	3,176	10,775	(40,551)	206,863
Intermediate Bond
Class ADV
12/31/2014	1,008,851	12,168,090	434,533	(1,609,142)	12,002,332	13,074,243	154,197,567	5,558,145	(20,800,864)	152,029,091
12/31/2013	677,544	—	87,257	(458,645)	306,156	8,735,924	—	1,083,732	(5,838,053)	3,981,603
Class I
12/31/2014	5,701,375	7,270,005	2,419,543	(8,856,545)	6,534,378	74,750,108	92,812,192	31,190,200	(115,079,220)	83,673,280
12/31/2013	2,896,960	—	2,327,564	(14,756,853)	(9,532,329)	37,485,182	—	29,094,530	(190,414,507)	(123,834,795)
Class S
12/31/2014	9,546,315	203,703,912	8,318,881	(42,127,562)	179,441,546	123,095,452	2,585,587,889	106,574,035	(547,039,572)	2,268,217,804
12/31/2013	7,349,411	—	2,886,264	(13,317,263)	(3,081,588)	93,761,496	—	35,876,256	(170,956,813)	(41,319,061)
Class S2
12/31/2014	368,717	3,875,395	12,601	(3,965,115)	291,598	4,799,225	50,331,277	161,042	(50,304,272)	4,987,272
12/31/2013	121,292	—	4,071	(103,101)	22,262	1,555,924	—	50,560	(1,331,480)	275,004
Money Market
Class I
12/31/2014	70,331,752	—	109,900	(222,173,820)	(151,732,168)	70,331,752	—	109,900	(222,173,820)	(151,732,168)
12/31/2013	97,965,837	—	160,387	(305,022,157)	(206,895,933)	97,965,837	—	160,387	(305,022,157)	(206,895,933)
Class S
12/31/2014	2,169	—	16	(33,836)	(31,651)	2,169	—	16	(33,836)	(31,651)
12/31/2013	4,915	—	24	(1,335)	3,604	4,915	—	24	(1,335)	3,604
Small Company
Class ADV
12/31/2014	31,232	—	37,382	(110,097)	(41,483)	701,029	—	780,154	(2,416,034)	(934,851)
12/31/2013	50,981	—	29,625	(103,342)	(22,736)	1,085,894	—	565,528	(2,244,916)	(593,494)
Class I
12/31/2014	2,074,599	—	2,971,526	(5,881,293)	(835,168)	48,553,568	—	63,887,801	(133,003,794)	(20,562,425)
12/31/2013	1,229,124	—	2,252,991	(4,321,623)	(839,508)	27,025,188	—	44,091,036	(94,484,562)	(23,368,338)
Class S
12/31/2014	493,548	—	620,364	(1,279,303)	(165,391)	11,001,481	—	13,126,900	(28,787,447)	(4,659,066)
12/31/2013	2,025,319	—	497,718	(2,517,774)	5,263	42,702,881	—	9,600,986	(55,181,288)	(2,877,421)
Class S2
12/31/2014	319	—	177	—	496	7,035	—	3,725	—	10,760
12/31/2013	1,093	—	1,084	(12,034)	(9,857)	22,918	—	20,767	(261,347)	(217,662)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of

non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — SECURITIES LENDING (continued)

invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2014:

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2014:

Balanced

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
ABN AMRO Bank N.V.	$390,606	$(390,606)	$—
Barclays Capital Inc.	137,751	(137,751)	—
Citigroup Global Markets	1,025,297	(1,025,297)	—
Credit Suisse Securities (USA) LLC	264,363	(264,363)	—
Deutsche Bank Securities Inc.	112,110	(112,110)	—
First Clearing LLC	39,974	(39,974)	—
Goldman Sachs & Company	357,915	(357,915)	—
Janney Montgomery Scott	3,084	(3,084)	—
JPMorgan Clearing Corp.	136,550	(136,550)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JPMorgan Securities	98,606	(98,606)	—
Nomura Securities International, Inc.	108,555	(108,555)	—
RBC Capital Markets LLC	70,728	(70,728)	—
RBC Dominion Securities	464,762	(464,762)	—
RBS Securities	210,741	(210,741)	—
Scotia Capital	244,009	(244,009)	—
SG Americas Securities, LLC	68,455	(68,455)	—
UBS Securities LLC.	340,182	(340,182)	—
Wells Fargo Securities LLC	1	(1)	—
Total	$4,073,689	$(4,073,689)	$—

(1)	Collateral with a fair value of $4,181,077 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
RBC Capital Markets, LLC	$998,140	$(998,140)	$—
Total	$998,140	$(998,140)	$—

(1)	Collateral with a fair value of $1,027,284 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$19,683,262	$(19,683,262)	$—
Citigroup Global Markets	93,675,025	(93,675,025)	—
Credit Suisse Securities (USA) LLC	3,373,777	(3,373,777)	—
Goldman, Sachs & Co.	28,683	(28,683)	—
JPMorgan Clearing Corp.	7,978,849	(7,978,849)	—
J.P. Morgan Securities LLC	112,307	(112,307)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	250,832	(250,832)	—
NewEdge USA, LLC	158,063	(158,063)	—
RBC Capital Markets, LLC	4,085,822	(4,085,822)	—
Scotia Capital	3,003,840	(3,003,840)	—
Total	$132,350,460	$(132,350,460)	$—

(1)	Collateral with a fair value of $135,279,785 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Small Company

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities	$4,700	$(4,700)	$—
Goldman Sachs & Company	703,371	(703,371)	—
JPMorgan Clearing Corp.	891,276	(891,276)	—
Morgan Stanley & Co. LLC	3,872,680	(3,872,680)	—
RBC Capital Markets, LLC	93,342	(93,342)	—
SG Americas Securities, LLC	44,932	(44,932)	—
UBS Securities LLC.	164,328	(164,328)	—
Total	$5,774,629	$(5,774,629)	$—

(1)	Collateral with a fair value of $5,910,206 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Portfolios). Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Investments (Balanced and Intermediate Bond). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Regulatory (Money Market). Changes in government regulations may adversely affect the value of a security held by the Portfolio. In addition, the SEC has adopted amendments to money market fund regulation, which when implemented may, among other things, require the Portfolio to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Portfolio to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including the Portfolio. Compliance with amended money market fund regulation is required within 18 months to two years from the adoption of the reform. The SEC or other regulators may adopt additional money market reforms, which may impact the operations or performance of the Portfolio.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Balanced	$(6,687)	$(1,646,749)	$1,653,436
Global Value Advantage	—	(60,789)	60,789
Growth and Income	(6,140,109)	(877,754)	7,017,863
Intermediate Bond(1)	—	11,160,449	(11,160,449)
Money Market	—	(2,067)	2,067
Small Company	—	919,086	(919,086)

(1) Relates to the tax treatment of foreign currency transactions, paydowns and swaps.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$8,682,792	$—	$11,632,842	$—
Global Value Advantage	5,131,401	—	6,405,613	—
Growth and Income	84,492,933	464,792,313	47,349,001	—
Intermediate Bond	143,494,004	—	66,118,947	—
Money Market	109,916	—	159,096	1,315
Small Company	14,880,846	62,917,734	13,616,038	40,662,279

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the ’’Act’’) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Late Year Ordinary Losses	Undistributed Long-term	Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Deferred	Capital Gains	Deferred	(Depreciation)	Amount	Character	Expiration
Balanced	$9,628,574	$—	$—	$—	$34,890,371	$(27,823,239)	Short-term	2017

Global Value Advantage	3,989,014	—	—	—	12,919,031	(16,195,194)	Short-term	2017
						(6,695,973)	Short-term	2018
						$(22,891,167)

Growth and Income	—	(6,631)	—	(20,869,570)	1,041,328,238	(16,483,874)	Short-term	2015
						(70,550,465)	Short-term	2016
						(237,184)	Long-term	None
						$(87,271,523)*

Intermediate Bond	8,536,949	—	—	(532,231)	57,705,286	(152,830,543)*	Short-term	2017

Money Market	57,517	—	9,705	—	(101)	—	—	—

Small Company	11,219,286	—	81,173,807	—	127,885,590	(1,570,777)	Short-term	2015
						(1,570,776)	Short-term	2016
						(520,509)	Short-term	2017
						$(3,662,062)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 14 — REORGANIZATIONS

On March 14, 2014, Intermediate Bond (“Acquiring Portfolio”) acquired all of the net assets of ING Bond Portfolio (“Acquired 1 Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired 1 Portfolio on February 27, 2014. The purposes of the transaction were to combine two portfolios with comparable investment objectives, policies, restrictions, portfolio holdings and management. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired 1 Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$140,371,277
Net realized and unrealized gain on investments	$111,508,006
Net increase in net assets resulting from operations	$251,879,283

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 1 Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 14, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired 1 Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired 1 Portfolio’s Capital Loss Carryforwards (000s)	Acquired 1 Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$401,363	$2,027,068	$6,819	$1,198	0.7080

The net assets of the Acquiring Portfolio after the acquisition of Acquired 1 Portfolio were $2,428,431,449.

On March 21, 2014, Intermediate Bond (“Acquiring Portfolio”) acquired all of the net assets of ING Total Return Bond Portfolio (“Acquired 2 Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired 2 Portfolio on January 28, 2014. The purposes of the transaction were to combine two portfolios with comparable investment objectives and policies. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired 2 Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$150,250,860
Net realized and unrealized gain on investments	$133,073,443
Net increase in net assets resulting from operations	$283,324,303

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 2 Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 21, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired 2 Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired 2 Portfolio’s Capital Loss Carryforwards (000s)	Acquired 2 Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$2,481,566	$2,412,823	$—	$37,067	0.8585

The net assets of the Acquiring Portfolio after the acquisition of Acquired 2 Portfolio were $4,894,389,260.

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 15 — RESTRUCTURING PLAN (continued)

Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 16 — SUBSEQUENT EVENTS

On September 12, 2014, the Board approved a proposal to reorganize Voya International Value Portfolio and Voya

Global Resources Portfolio, which are not included in this report (the “Disappearing Portfolios”) with and into Global Value Advantage (the “Reorganization”). The proposed Reorganization has been approved by shareholders of the Disappearing Portfolios. It is expected that the Reorganization will take place on or about March 6, 2015. In conjunction with the proposed Reorganization, Class T and Class I shares of Global Value Advantage will commence on or about March 6, 2015. In addition, if shareholder approval is obtained, a new side letter agreement for Global Value Advantage would limit expenses to 1.14%, 0.64%, 0.89%, 1.04%, and 1.24% for Class ADV, Class I, Class S, Class S2, and Class T, respectively, through May 1, 2016. Amounts waived or reimbursed will not be eligible for recoupment.

On November 20, 2014, the Board approved a change to the administrative agreement with VFS with respect to Balanced, Growth and Income, Intermediate Bond, Money Market and Small Company. Effective January 1, 2015, VFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of its average daily net assets. VFS is contractually obligated to waive the administrative services fee increase and this obligation would remain in effect for at least two years from the effective date of January 1, 2015. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

On November 20, 2014, the Board approved a proposal to reorganize Voya Aggregate Bond Portfolio, which is not included in this report (the “Disappearing Portfolio”) with and into Intermediate Bond (the “Reorganization”) on or about July 17, 2015. The proposed Reorganization is subject to approval by the shareholders of the Disappearing Portfolio at a shareholder meeting scheduled to be held on or about July 10, 2015. If shareholder approval is obtained, and pending Board approval of the revised Reorganization date, it is expected that the Reorganization will take place on or about August 14, 2015.

Subsequent to the period end, the Board approved amendments to the Portfolios’ Valuation Procedures which changed the valuation methodology for investments in securities of sufficient credit quality, maturing in 60 days or less from amortized cost to a price provided by an independent pricing service.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

49

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 57.4%
		Consumer Discretionary: 8.2%
6,667	@	Amazon.com, Inc.	$2,069,103	0.4
38,259		Brinker International, Inc.	2,245,421	0.4
2,659		Chipotle Mexican Grill, Inc.	1,820,112	0.4
48,578		Comcast Corp. - Class A	2,818,010	0.6
32,879		Home Depot, Inc.	3,451,309	0.7
56,267		Macy’s, Inc.	3,699,555	0.7
23,444		Nike, Inc.	2,254,141	0.4
35,159		Walt Disney Co.	3,311,626	0.6
477,349		Other Securities(a)	20,519,773	4.0
			42,189,050	8.2
		Consumer Staples: 5.0%
60,726		ConAgra Foods, Inc.	2,203,139	0.4
31,652		CVS Caremark Corp.	3,048,404	0.6
25,825		PepsiCo, Inc.	2,442,012	0.5
31,563		Procter & Gamble Co.	2,875,074	0.6
248,900		Other Securities	15,050,246	2.9
			25,618,875	5.0
		Energy: 3.7%
25,741		Anadarko Petroleum Corp.	2,123,632	0.4
40,375		ExxonMobil Corp.	3,732,669	0.7
20,400		Royal Dutch Shell PLC - Class A ADR	1,365,780	0.3
57,432		Royal Dutch Shell PLC - Class A	1,916,676	0.4
194,505		Other Securities	9,603,057	1.9
			18,741,814	3.7
		Financials: 11.4%
27,564		Ameriprise Financial, Inc.	3,645,339	0.7
32,311		Citigroup, Inc.	1,748,348	0.3
27,632		Discover Financial Services	1,809,620	0.4
46,815		Invesco Ltd.	1,850,129	0.4
43,261		JPMorgan Chase & Co.	2,707,273	0.5
27,385		Prudential Financial, Inc.	2,477,247	0.5
48,945		Wells Fargo & Co.	2,683,165	0.5
2,558,701		Other Securities	41,202,804	8.1
			58,123,925	11.4
		Health Care: 8.3%
44,747		AbbVie, Inc.	2,928,244	0.6
41,766		Bristol-Myers Squibb Co.	2,465,447	0.5
28,918		Cardinal Health, Inc.	2,334,550	0.4
9,059		McKesson Corp.	1,880,467	0.4
40,441		Merck & Co., Inc.	2,296,645	0.4
20,290		Novartis AG	1,881,765	0.4
87,369		Pfizer, Inc.	2,721,544	0.5

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
19,667	UnitedHealth Group, Inc.	$1,988,137	0.4
295,146	Other Securities	24,197,340	4.7
		42,694,139	8.3
	Industrials: 6.7%
39,667	Ametek, Inc.	2,087,674	0.4
14,337	Roper Industries, Inc.	2,241,590	0.4
23,694	Union Pacific Corp.	2,822,666	0.6
1,136,112	Other Securities	27,267,597	5.3
		34,419,527	6.7
	Information Technology: 9.0%
55,173	Apple, Inc.	6,089,996	1.2
74,257	Cisco Systems, Inc.	2,065,458	0.4
2,395	Google, Inc.	1,260,728	0.2
3,653	Google, Inc. - Class A	1,938,501	0.4
25,898	Intuit, Inc.	2,387,537	0.5
115,976	Microsoft Corp.	5,387,085	1.1
68,596	Oracle Corp.	3,084,762	0.6
611,391	Other Securities	23,676,855	4.6
		45,890,922	9.0
	Materials: 2.6%
24,010	Eastman Chemical Co.	1,821,398	0.4
28,106	Packaging Corp. of America	2,193,673	0.4
275,415	Other Securities(a)	9,189,946	1.8
		13,205,017	2.6
	Telecommunication Services: 0.8%
413,728	Other Securities	4,174,336	0.8
	Utilities: 1.7%
313,737	Other Securities	8,783,221	1.7
	Total Common Stock (Cost $255,899,943)	293,840,826	57.4
EXCHANGE-TRADED FUNDS: 10.8%
74,500	iShares iBoxx High Yield Corporate Bond Fund	6,675,200	1.3
394,800	iShares MSCI Emerging Markets Index Fund	15,511,692	3.0
436,100	PowerShares Senior Loan Portfolio	10,479,483	2.0
593,600	SPDR Barclays Capital High Yield Bond ETF	22,918,896	4.5
	Total Exchange-Traded Funds (Cost $58,555,273)	55,585,271	10.8

See Accompanying Notes to Financial Statements

50

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 0.2%
	Affiliated Investment Companies: 0.2%
138,463	Voya High Yield Bond Fund - Class P	$1,113,245	0.2
	Total Mutual Funds (Cost $1,132,753)	1,113,245	0.2
PREFERRED STOCK: 0.1%
	Utilities: 0.1%
69,390	Other Securities	343,008	0.1
	Total Preferred Stock (Cost $441,494)	343,008	0.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.7%
		Basic Materials: 0.8%
340,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	343,400	0.1
230,000		Eastman Chemical Co., 2.700%-3.800%, 01/15/20-03/15/25	232,896	0.1
160,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	133,800	0.0
67,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	67,053	0.0
50,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	50,374	0.0
70,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	70,444	0.0
100,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	102,462	0.1
135,000	#	Glencore Funding LLC, 2.500%, 01/15/19	133,058	0.0
75,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	76,031	0.0
95,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	96,781	0.0
127,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	134,177	0.0
2,679,000		Other Securities	2,673,229	0.5
			4,113,705	0.8
		Communications: 1.8%
200,000	#	Alibaba Group Holding Ltd., 3.125%, 11/28/21	197,899	0.0
200,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	198,779	0.1
63,000	#	CommScope, Inc., 5.000%, 06/15/21	62,370	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
77,000	#	CommScope, Inc., 5.500%, 06/15/24	$76,230	0.0
103,000	#	Cox Communications, Inc., 3.850%, 02/01/25	104,181	0.0
142,000	#	COX Communications, Inc., 2.950%, 06/30/23	136,423	0.1
70,000	#	COX Communications, Inc., 4.500%, 06/30/43	68,237	0.0
220,000	#	Netflix, Inc., 5.750%, 03/01/24	229,900	0.1
200,000	#	Numericable Group SA, 6.000%, 05/15/22	201,350	0.0
170,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	165,325	0.0
209,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	215,792	0.1
200,000	#	Softbank Corp., 4.500%, 04/15/20	197,750	0.0
400,000	#	Telefonica Chile SA, 3.875%, 10/12/22	392,505	0.1
44,000	#	Verizon Communications, Inc., 4.862%, 08/21/46	45,309	0.0
131,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	136,120	0.0
110,000	#	West Corp., 5.375%, 07/15/22	105,600	0.0
6,400,000		Other Securities(a)	6,646,946	1.3
			9,180,716	1.8
		Consumer Staples: 0.0%
40,000		Other Securities	44,300	0.0
		Consumer, Cyclical: 0.4%
110,000	#	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	109,587	0.0
200,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	206,000	0.0
1,700,000		Other Securities	1,754,488	0.4
			2,070,075	0.4
		Consumer, Non-cyclical: 1.2%
95,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	94,050	0.0
261,000	#	Amsurg Corp., 5.625%, 07/15/22	268,830	0.1
95,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	93,575	0.0
100,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	102,000	0.0

See Accompanying Notes to Financial Statements

51

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
160,000	#	Medtronic, Inc., 3.150%, 03/15/22	$162,808	0.0
169,000	#	Medtronic, Inc., 3.500%, 03/15/25	173,252	0.1
72,000	#	Medtronic, Inc., 4.375%, 03/15/35	76,641	0.0
70,000	#	Medtronic, Inc., 4.625%, 03/15/45	76,198	0.0
100,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	106,000	0.0
100,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	107,000	0.0
67,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	67,531	0.0
149,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	151,093	0.1
69,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	70,619	0.0
4,277,000		Other Securities	4,465,411	0.9
			6,015,008	1.2
		Diversified: 0.1%
450,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	480,821	0.1
		Energy: 1.0%
79,000	#	Enable Midstream Partners L.P., 3.900%, 05/15/24	76,294	0.1
34,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	32,147	0.0
25,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	22,031	0.0
80,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	87,104	0.0
400,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	390,500	0.1
85,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	71,613	0.0
4,224,000		Other Securities(a)	4,121,351	0.8
			4,801,040	1.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: 2.5%
200,000	#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	$208,500	0.1
739,000		Bank of America Corp., 3.300%-5.000%, 01/11/23-01/21/44	770,046	0.2
97,000	#	Barclays Bank PLC, 6.050%, 12/04/17	106,958	0.0
200,000	#	BPCE SA, 5.150%, 07/21/24	206,482	0.0
200,000	#	BPCE SA, 5.700%, 10/22/23	215,401	0.1
150,000	#	Caixa Economica Federal, 4.500%, 10/03/18	148,125	0.0
89,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	114,766	0.0
200,000	#	Credit Suisse AG, 6.500%, 08/08/23	220,044	0.1
117,000		Discover Financial Services, 5.200%, 04/27/22	129,414	0.0
113,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	119,708	0.0
100,000	#	HBOS PLC, 6.750%, 05/21/18	111,700	0.0
181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	203,172	0.0
200,000	#	Itau Unibanco Holding SA / Cayman Island, 5.125%, 05/13/23	200,000	0.0
881,000		JPMorgan Chase & Co., 1.625%-6.125%, 05/15/18-12/29/49	876,285	0.2
571,000		Morgan Stanley, 3.750%-5.000%, 02/25/23-11/24/25	590,240	0.1
200,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	205,044	0.1
188,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	189,135	0.0
7,633,000		Other Securities(a)	7,985,805	1.6
			12,600,825	2.5

See Accompanying Notes to Financial Statements

52

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 0.2%
80,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	$80,313	0.0
90,000	#	Keysight Technologies, Inc., 3.300%, 10/30/19	89,514	0.0
60,000	#	Keysight Technologies, Inc., 4.550%, 10/30/24	60,142	0.0
100,000	#	Sanmina Corp., 4.375%, 06/01/19	99,500	0.0
45,000	#	Sealed Air Corp., 8.375%, 09/15/21	50,513	0.0
761,000		Other Securities	824,076	0.2
			1,204,058	0.2
		Industrials: 0.0%
30,000		Other Securities	35,032	0.0
		Technology: 0.2%
55,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	57,888	0.0
85,000	#	Audatex North America, Inc., 6.000%, 06/15/21	87,975	0.0
200,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	211,000	0.0
783,000		Other Securities	801,792	0.2
			1,158,655	0.2
		Utilities: 0.5%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	232,000	0.0
62,000	#,L	Berkshire Hathaway Energy Co., 3.500%, 02/01/25	62,526	0.0
225,000	#	Calpine Corp., 6.000%, 01/15/22	240,750	0.1
58,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	67,360	0.0
86,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	100,553	0.0
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	213,040	0.0
47,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	50,271	0.0
1,649,000		Other Securities	1,790,701	0.4
			2,757,201	0.5
		Total Corporate Bonds/Notes (Cost $43,362,046)	44,426,404	8.7

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.3%
250,000	#	BAMLL Commercial Mortgage Securities Trust 2014-INLD, 2.764%, 12/15/29	$250,935	0.1
110,000	#	BAMLL Re-REMIC Trust 2014-FRR7 A, 2.420%, 10/26/44	108,392	0.0
120,410		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	121,401	0.0
350,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.547%, 06/10/49	362,557	0.1
120,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.547%, 06/10/49	122,460	0.0
310,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.821%, 02/10/51	322,359	0.1
190,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.422%, 07/10/42	195,800	0.0
90,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-2 H, 5.268%, 07/10/43	90,015	0.0
50,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.422%, 07/10/42	48,885	0.0
74,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.744%, 03/11/41	74,237	0.0
45,677		Banc of America Mortgage 2005-J Trust 2A4, 2.699%, 11/25/35	42,282	0.0
70,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.268%, 07/10/43	70,748	0.0
170,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.030%, 11/10/38	175,298	0.1
196,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.829%, 06/11/41	211,237	0.0
70,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	77,024	0.0
130,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.683%, 11/11/41	143,152	0.1

See Accompanying Notes to Financial Statements

53

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.345%, 02/13/42	$136,095	0.0
110,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.575%, 04/12/38	116,399	0.0
228,502	#	Beckman Coulter, Inc., 7.498%, 12/15/18	253,546	0.1
120,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.250%, 04/15/40	121,356	0.1
3,370	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.802%, 04/15/40	3,414	0.0
969,599	#,^	Citigroup Commercial Mortgage Trust, 2.210%, 09/10/45	97,369	0.0
110,000	#	Commercial 2004-LNB2 Mortgage Trust, 6.067%, 03/10/39	122,780	0.1
753,914	^	Commercial Mortgage Pass Through Certificates, 1.421%, 04/10/47	62,523	0.0
80,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.025%, 06/10/36	81,691	0.0
1,465,290	^	Commercial Mortgage Trust, 1.419%, 10/10/46	124,538	0.0
633,162	^	Commercial Mortgage Trust, 1.773%, 01/10/46	53,191	0.0
964,834	^	Commercial Mortgage Trust, 1.907%, 08/15/45	95,862	0.0
1,760,374	^	Commercial Mortgage Trust, 1.977%, 10/15/45	182,469	0.1
2,380,000	#,^	Commercial Mortgage Trust, 0.596%, 10/15/45	102,354	0.0
210,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 5.970%, 02/15/41	220,357	0.0
14,061	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	14,076	0.0
300,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.592%, 04/12/49	301,333	0.1
50,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.254%, 05/15/36	57,289	0.0

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
64,353	#	Credit Suisse Mortgage Capital Certificates, 2.346%, 07/27/37	$64,904	0.0
931,759	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.374%, 11/10/46	21,620	0.0
100,000	#	DBUBS 2011-LC2 Mortgage Trust, 5.443%, 07/10/44	106,175	0.0
562,000		Fannie Mae Connecticut Avenue Securities, 2.770%-5.170%, 01/25/24-11/25/24	544,272	0.1
145,164	^	First Horizon Alternative Mortgage Securities, 6.531%, 12/25/36	35,423	0.0
180,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 3.770%, 04/25/24	166,017	0.0
7,410,304	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	40,660	0.0
60,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.282%, 05/10/43	51,530	0.0
8,351	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	8,411	0.0
961,655	^	GS Mortgage Securities Corp. II, 2.560%, 05/10/45	107,752	0.0
120,000	#	GS Mortgage Securities Trust 2011-GC3, 5.535%, 03/10/44	129,508	0.1
40,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.606%, 05/15/41	41,935	0.0
3,154,247	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.655%, 01/15/46	74,738	0.0
1,498,782	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.757%, 06/15/45	117,270	0.1
90,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 5.984%, 08/12/40	95,966	0.0
40,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.683%, 06/12/41	38,980	0.0

See Accompanying Notes to Financial Statements

54

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Trust, 0.359%, 12/15/47	$25,068	0.0
1,597,050	^	JPMBB Commercial Mortgage Securities Trust 2013-C14, 1.008%, 08/15/46	69,957	0.0
1,293,565	^	JPMBB Commercial Mortgage Securities Trust, 1.288%, 04/15/47	75,273	0.0
1,408,839	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	23,382	0.0
190,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.297%, 02/15/40	191,042	0.1
30,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	29,908	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	61,603	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	61,123	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	59,681	0.0
8,481,332	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	95,603	0.0
90,000	#	LB-UBS Commercial Mortgage Trust, 5.147%, 10/15/36	88,302	0.0
180,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	187,559	0.1
180,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	180,144	0.0
2,035,576	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.713%, 02/15/46	177,336	0.1
1,276,620	^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.288%, 08/15/47	100,561	0.0
1,540,346	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.139%, 11/15/45	145,798	0.0
29,760		Morgan Stanley Capital I Trust 2004-IQ7, 5.191%, 06/15/38	29,730	0.0
80,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	78,909	0.0

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
140,000		Morgan Stanley Capital I Trust 2005-IQ10, 5.252%, 09/15/42	$135,514	0.0
87,880		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	87,805	0.0
150,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.278%, 01/11/43	154,918	0.0
130,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	143,874	0.1
100,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	109,526	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	107,902	0.0
240,000		Morgan Stanley Capital I Trust, 5.389%, 11/12/41	246,620	0.1
170,000		Morgan Stanley Capital I, 5.336%, 01/14/42	169,988	0.1
63,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.974%, 09/15/37	62,180	0.0
200,000	#	Morgan Stanley Reremic Trust, 0.250%, 07/27/49	174,240	0.0
391,873	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	395,942	0.1
606,325	#,^	RBSCF Trust, 1.192%, 04/15/24	2	0.0
212,591	#	Springleaf Mortgage Loan Trust 2013-3, 1.870%, 09/25/57	212,568	0.0
150,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	157,401	0.0
961,406	#,^	UBS-Barclays Commercial Mortgage Trust, 2.132%, 08/10/49	105,832	0.0
220,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.396%, 03/15/42	221,045	0.0
966,537	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.101%, 10/15/45	101,580	0.0
1,404,005	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.201%, 08/15/45	144,060	0.1
6,936,590		Other Securities	6,216,928	1.2
		Total Collateralized Mortgage Obligations (Cost $16,572,896)	16,837,489	3.3

See Accompanying Notes to Financial Statements

55

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 3.1%
		U.S. Treasury Bonds: 0.4%
2,009,000		3.125%, due 08/15/44	$2,163,286	0.4
		U.S. Treasury Notes: 2.7%
3,207,000		1.000%, due 12/15/17	3,199,858	0.6
2,315,000		1.875%, due 11/30/21	2,301,797	0.5
2,589,000		2.000%, due 01/31/16	2,635,369	0.5
2,659,000		2.250%, due 11/15/24	2,677,281	0.5
3,054,000	L	0.625%-1.625%, due 12/31/16-11/30/19	3,047,714	0.6
			13,862,019	2.7
		Total U.S. Treasury Obligations (Cost $15,944,077)	16,025,305	3.1
ASSET-BACKED SECURITIES: 2.1%
		Automobile Asset-Backed Securities: 0.3%
40,000	#	AmeriCredit Automobile Receivables Trust 2011-3, 5.760%, 12/10/18	41,200	0.0
190,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	191,781	0.1
40,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	40,177	0.0
120,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	121,752	0.0
160,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	164,797	0.1
110,000		Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	114,000	0.0
730,000		Other Securities	738,602	0.1
			1,412,309	0.3
		Credit Card Asset-Backed Securities: 0.0%
90,000		Other Securities	89,521	0.0
		Other Asset-Backed Securities: 1.8%
500,000	#	Ares XII CLO Ltd., 2.233%, 11/25/20	505,349	0.1
250,000	#	Atrium V, 3.932%, 07/20/20	245,175	0.0
250,000	#	Black Diamond CLO 2005-1A C, 1.017%, 06/20/17	247,750	0.1
250,000	#	BlackRock Senior Income Series V Ltd. 2007-5A D, 2.483%, 08/13/19	235,899	0.0
250,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.933%, 03/17/21	242,444	0.0
500,000	#	Carlyle High Yield Partners IX Ltd., 0.640%, 08/01/21	479,775	0.1

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
200,000	#	Castle Garden Funding, 1.984%, 10/27/20	$199,245	0.1
100,000	#	Castle Garden Funding, 6.560%, 10/27/20	107,320	0.0
200,000	#	CIFC Funding 2006-I Ltd., 1.831%, 10/20/20	194,403	0.0
200,000	#	CIFC Funding 2006-II Ltd., 1.834%, 03/01/21	193,234	0.1
96,297	#	CIFC Funding 2006-II Ltd., 4.234%, 03/01/21	94,763	0.0
250,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.481%, 10/15/21	244,820	0.1
250,000	#	ColumbusNova CLO Ltd 2006-II, 1.732%, 04/04/18	243,975	0.0
500,000	#	ColumbusNova CLO Ltd 2006-II, 3.982%, 04/04/18	500,001	0.1
250,000	#	Gulf Stream - Compass CLO, 3.683%, 10/28/19	250,117	0.1
250,000	#	Gulf Stream - Sextant CLO, 0.931%, 08/21/20	247,456	0.0
250,000	#	Halcyon Structured Asset Management Long Secured/ Short Unsecured, 2.532%, 08/07/21	248,827	0.1
80,000	#	Invitation Homes 2013-SFR1 Trust, 2.900%, 12/17/30	76,401	0.0
50,000	#	Invitation Homes Trust, 1.162%, 06/17/31	49,462	0.0
130,000	#	Invitation Homes Trust, 2.254%, 06/17/31	128,763	0.1
250,000	#	Katonah IX CLO Ltd., 0.954%, 01/25/19	242,750	0.0
330,000	#	Kingsland III Ltd., 0.883%, 08/24/21	317,117	0.1
500,000	#	Lightpoint CLO V 2006-5A B, 2.031%, 04/15/18	499,960	0.1
250,000	#	Madison Park Funding Ltd., 1.234%, 07/26/21	244,669	0.0
250,000	#	Momentum Capital Fund Ltd., 1.631%, 09/18/21	246,883	0.0
250,000	#	MSIM Peconic Bay Ltd., 2.231%, 07/20/19	251,513	0.1
500,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	499,813	0.1
250,000	#	Northwoods Capital VII Ltd., 3.732%, 10/22/21	250,062	0.1

See Accompanying Notes to Financial Statements

56

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†				Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
			Other Asset-Backed Securities (continued)
	250,000	#	Northwoods Capital VIII Ltd., 2.233%, 07/28/22	$248,847	0.0
	250,000	#	St James River CLO Ltd. 2007-1A D, 2.539%, 06/11/21	245,113	0.0
	50,000	#	Trade MAPS 1 Ltd., 2.412%, 12/10/18	49,950	0.0
	600,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 0.982%, 05/01/18	599,214	0.1
	400,000	#	WhiteHorse III Ltd/Corp, 2.082%, 05/01/18	396,811	0.1
	763,990		Other Securities	664,096	0.1
				9,491,977	1.8
			Total Asset-Backed Securities (Cost $10,930,697)	10,993,807	2.1
FOREIGN GOVERNMENT BONDS: 2.7%
EUR	1,175,000	#	Austria Government Bond, 1.650%, 10/21/24	1,549,356	0.3
	99,700	#	Belize Government International Bond, 5.000%, 02/20/38	72,282	0.0
EUR	2,072,660		Bundesrepublik Deutsche Inflation Linked Bond, 0.100%, 04/15/23	2,621,096	0.5
EUR	10,000		Bundesrepublik Deutschland, 1.000%, 08/15/24	12,614	0.0
	100,000	#,L	Dominican Republic International Bond, 6.600%, 01/28/24	106,750	0.0
	250,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	238,750	0.1
	20,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	19,550	0.0
	200,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	209,600	0.0
	200,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	193,900	0.0
	228,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	248,235	0.1
	10,000	#	Romanian Government International Bond, 4.375%, 08/22/23	10,563	0.0
GBP	87,844,065		Other Securities (a)	8,663,441	1.7

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Total Foreign Government Bonds (Cost $14,376,720)	$13,946,137	2.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.9%
		Agency Collat CMO: 0.2%
5,989,618	^	4.500%-6.401%, due 07/25/30-06/25/36	1,042,827	0.2
		Federal Home Loan Mortgage Corporation: 1.4%##
11,981,320	^	0.100%-7.589%, due 12/15/17-01/15/42	6,898,098	1.4
		Federal National Mortgage Association: 2.2%##
15,400,300	^,W	0.670%-7.500%, due 06/01/16-07/01/43	11,323,249	2.2
		Government National Mortgage Association: 1.1%
12,555,368	^	0.630%, due 07/20/39	223,694	0.1
3,888,326	^	0.677%, due 12/16/43	207,217	0.0
1,915,345		4.000%, due 10/20/44	2,058,388	0.4
3,992,519	^	4.500%, due 05/16/35	204,569	0.0
2,744,960		1.625%-7.000%, due 12/20/29-10/20/60	2,921,832	0.6
			5,615,700	1.1
		Total U.S. Government Agency Obligations (Cost $24,447,221)	24,879,874	4.9

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Interest Rate Swaptions: 0.0%
12,021,000	@	Pay a fixed rate equal to 4.900% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Citigroup, Inc.	241	0.0
14,155,598	@	Pay a fixed rate equal to 5.008% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Goldman Sachs & Co.	193	0.0

See Accompanying Notes to Financial Statements

57

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		Interest Rate Swaptions (continued)
1,373,000	@	Pay a fixed rate equal to 5.030% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/22/15 Counterparty: Citigroup, Inc.	$11	0.0
			445	0.0
		Options on Currencies: –%
2,843,000	@	Put USD vs. Call EUR, Strike @ 1.307, Exp. 01/05/15 Counterparty: Deutsche Bank AG	—	—
		Total Purchased Options (Cost $137,081)	445	0.0
		Total Long-Term Investments (Cost $441,800,201)	477,991,811	93.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc: 0.8%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/01/49)	1,000,000	0.2
181,077	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $181,078, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $184,699, due 06/01/ 17-03/01/48)	181,077	0.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17-02/15/42)	$1,000,000	0.2
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,020,000, due 01/07/15-10/20/64)	1,000,000	0.2
1,000,000	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,020,000, due 11/15/15-07/15/56)	1,000,000	0.2
		4,181,077	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
9,575,915	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $9,575,915)	9,575,915	1.9

See Accompanying Notes to Financial Statements

58

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds (continued)
	Total Short-Term Investments (Cost $13,756,992)	$13,756,992	2.7
	Total Investments in Securities (Cost $455,557,193)	$491,748,803	96.0
	Assets in Excess of Other Liabilities	20,260,996	4.0
	Net Assets	$512,009,799	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)	This grouping contains securities on loan.

CAD	Canadian Dollar

EUR	EU Euro

GBP	British Pound

MXN	Mexican Peso

NGN	Nigerian Naira

Cost for federal income tax purposes is $456,463,141

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$48,049,034
Gross Unrealized Depreciation	(12,763,372)
Net Unrealized Appreciation	$35,285,662

See Accompanying Notes to Financial Statements

59

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$35,511,306	$6,677,744	$—	$42,189,050
Consumer Staples	20,476,643	5,142,232	—	25,618,875
Energy	15,433,109	3,308,705	—	18,741,814
Financials	44,058,781	14,065,144	—	58,123,925
Health Care	36,028,113	6,666,026	—	42,694,139
Industrials	27,517,362	6,902,165	—	34,419,527
Information Technology	43,594,305	2,296,617	—	45,890,922
Materials	9,412,043	3,792,974	—	13,205,017
Telecommunication Services	992,785	3,181,551	—	4,174,336
Utilities	7,168,799	1,614,422	—	8,783,221
Total Common Stock	240,193,246	53,647,580	—	293,840,826
Exchange-Traded Funds	55,585,271	—	—	55,585,271
Mutual Funds	1,113,245	—	—	1,113,245
Preferred Stock	343,008	—	—	343,008
Purchased Options	—	445	—	445
Corporate Bonds/Notes	—	44,446,193	—	44,446,193
Collateralized Mortgage Obligations	—	16,837,489	—	16,837,489
Short-Term Investments	9,575,915	4,181,077	—	13,756,992
Foreign Government Bonds	—	13,926,348	—	13,926,348
U.S. Government Agency Obligations	—	24,879,874	—	24,879,874
Asset-Backed Securities	—	10,993,807	—	10,993,807
U.S. Treasury Obligations	—	16,025,305	—	16,025,305
Total Investments, at fair value	$306,810,685	$184,938,118	$—	$491,748,803
Other Financial Instruments+
Centrally Cleared Swaps	—	824,546	—	824,546
Forward Foreign Currency Contracts	—	864,235	—	864,235
Futures	288,998	—	—	288,998
OTC Swaps	—	208,349	—	208,349
Total Assets	$307,099,683	$186,835,248	$—	$493,934,931
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(915,369)	$—	$(915,369)
Forward Foreign Currency Contracts	—	(1,338,068)	—	(1,338,068)
Futures	(489,736)	—	—	(489,736)
Written Options	—	(82,460)	—	(82,460)
Total Liabilities	$(489,736)	$(2,335,897)	$—	$(2,825,633)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

60

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class P	$—	$1,132,753	$—	$(19,508)	$1,113,245	$7,821	$—	$—
	$—	$1,132,753	$—	$(19,508)	$1,113,245	$7,821	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2014, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	499,988	Buy	02/27/15	$611,000	$605,330	$(5,670)
Barclays Bank PLC	Swedish Krona	3,332,115	Buy	02/27/15	431,000	427,520	(3,480)
Barclays Bank PLC	EU Euro	210,960	Buy	02/27/15	261,000	255,407	(5,593)
Barclays Bank PLC	Singapore Dollar	110,734	Buy	02/27/15	85,291	83,504	(1,787)
BNP Paribas Bank	EU Euro	378,477	Buy	02/27/15	465,000	458,218	(6,782)
BNP Paribas Bank	Swedish Krona	3,347,247	Buy	02/27/15	436,000	429,462	(6,538)
BNP Paribas Bank	Japanese Yen	156,765,980	Buy	02/27/15	1,335,000	1,309,399	(25,601)
Citigroup, Inc.	New Zealand Dollar	731,877	Buy	02/27/15	570,000	567,793	(2,207)
Citigroup, Inc.	Australian Dollar	288,301	Buy	02/27/15	233,000	234,430	1,430
Citigroup, Inc.	Swedish Krona	1,683,699	Buy	02/27/15	223,000	216,024	(6,976)
Citigroup, Inc.	South African Rand	666,240	Buy	03/20/15	56,350	56,863	513
Citigroup, Inc.	Canadian Dollar	265,143	Buy	02/27/15	234,000	227,939	(6,061)
Citigroup, Inc.	Australian Dollar	1,213,165	Buy	02/27/15	1,038,000	986,474	(51,526)
Citigroup, Inc.	Canadian Dollar	451,962	Buy	02/27/15	398,461	388,544	(9,917)
Citigroup, Inc.	British Pound	1,832,726	Buy	02/27/15	2,863,579	2,855,247	(8,332)
Citigroup, Inc.	British Pound	118,369	Buy	02/27/15	185,000	184,411	(589)
Citigroup, Inc.	Hong Kong Sar Dollar	83,689	Buy	02/27/15	10,792	10,792	0
Citigroup, Inc.	Japanese Yen	542,628,630	Buy	02/27/15	4,672,275	4,532,345	(139,930)
Credit Suisse Group AG	Australian Dollar	170,798	Buy	02/27/15	147,796	138,882	(8,914)
Deutsche Bank AG	New Zealand Dollar	439,071	Buy	02/27/15	338,000	340,633	2,633
Deutsche Bank AG	South African Rand	1,332,479	Buy	03/20/15	112,304	113,725	1,421
Deutsche Bank AG	Czech Koruna	1,154,548	Buy	03/20/15	52,452	50,485	(1,967)
Deutsche Bank AG	Hungarian Forint	401,990	Buy	03/20/15	1,603	1,534	(69)
Deutsche Bank AG	Polish Zloty	422,687	Buy	03/20/15	125,166	118,973	(6,193)
Deutsche Bank AG	EU Euro	246,163	Buy	02/27/15	309,000	298,027	(10,973)
Deutsche Bank AG	Indonesian Rupiah	841,602,000	Buy	02/27/15	67,871	67,034	(837)
Deutsche Bank AG	Thai Baht	4,334,011	Buy	02/27/15	130,937	131,364	427
Goldman Sachs & Co.	Swedish Krona	1,627,946	Buy	02/27/15	216,000	208,870	(7,130)
Goldman Sachs & Co.	EU Euro	53,971	Buy	02/27/15	67,401	65,342	(2,059)
Goldman Sachs & Co.	Swiss Franc	780,062	Buy	02/27/15	811,632	785,405	(26,227)
Goldman Sachs & Co.	Danish Krone	849,772	Buy	02/27/15	142,640	138,146	(4,494)
Goldman Sachs & Co.	EU Euro	5,891,994	Buy	02/27/15	7,358,121	7,133,377	(224,744)
Goldman Sachs & Co.	Norwegian Krone	7,545,326	Buy	02/27/15	1,111,225	1,010,791	(100,434)
HSBC Bank PLC	Russian Ruble	2,847,623	Buy	03/20/15	42,131	46,829	4,698
HSBC Bank PLC	Colombian Peso	995,085	Buy	03/20/15	402	417	15
HSBC Bank PLC	Peruvian Nuevo Sol	11,796	Buy	03/20/15	3,916	3,890	(26)
HSBC Bank PLC	South Korean Won	649,483,611	Buy	02/27/15	589,154	592,209	3,055
HSBC Bank PLC	Malaysian Ringgit	352,023	Buy	02/27/15	104,143	100,031	(4,112)
JPMorgan Chase & Co.	EU Euro	549,102	Buy	02/27/15	668,000	664,792	(3,208)

See Accompanying Notes to Financial Statements

61

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Australian Dollar	395,432	Buy	02/27/15	320,000	321,542	1,542
JPMorgan Chase & Co.	Australian Dollar	187,212	Buy	02/27/15	152,000	152,230	230
JPMorgan Chase & Co.	British Pound	120,134	Buy	02/27/15	188,000	187,160	(840)
JPMorgan Chase & Co.	Japanese Yen	156,794,589	Buy	02/27/15	1,335,000	1,309,638	(25,362)
JPMorgan Chase & Co.	Swedish Krona	4,068,719	Buy	02/27/15	531,000	522,029	(8,971)
JPMorgan Chase & Co.	EU Euro	213,562	Buy	02/27/15	267,000	258,557	(8,443)
JPMorgan Chase & Co.	Swedish Krona	2,360,565	Buy	02/27/15	310,000	302,868	(7,132)
JPMorgan Chase & Co.	Australian Dollar	297,235	Buy	02/27/15	243,000	241,694	(1,306)
JPMorgan Chase & Co.	EU Euro	266,609	Buy	02/27/15	330,000	322,780	(7,220)
JPMorgan Chase & Co.	British Pound	259,982	Buy	02/27/15	408,000	405,032	(2,968)
JPMorgan Chase & Co.	EU Euro	355,186	Buy	02/27/15	438,000	430,020	(7,980)
JPMorgan Chase & Co.	New Zealand Dollar	182,715	Buy	02/27/15	141,000	141,751	751
JPMorgan Chase & Co.	EU Euro	1,126,656	Buy	02/27/15	1,394,000	1,364,032	(29,968)
JPMorgan Chase & Co.	British Pound	58,671	Buy	02/27/15	92,000	91,404	(596)
JPMorgan Chase & Co.	Canadian Dollar	1,141,765	Buy	02/27/15	1,006,000	981,555	(24,445)
JPMorgan Chase & Co.	EU Euro	555,073	Buy	02/27/15	695,000	672,021	(22,979)
JPMorgan Chase & Co.	New Zealand Dollar	712,485	Buy	02/27/15	551,000	552,748	1,748
Morgan Stanley	New Zealand Dollar	716,108	Buy	02/27/15	558,000	555,559	(2,441)
Morgan Stanley	Swiss Franc	237,739	Buy	02/27/15	241,000	239,367	(1,633)
Morgan Stanley	New Zealand Dollar	205,372	Buy	02/27/15	157,000	159,328	2,328
Morgan Stanley	Japanese Yen	156,752,603	Buy	02/27/15	1,335,000	1,309,287	(25,713)
Morgan Stanley	Japanese Yen	156,800,663	Buy	02/27/15	1,335,000	1,309,689	(25,311)
Morgan Stanley	EU Euro	355,881	Buy	02/27/15	443,000	430,861	(12,139)
Morgan Stanley	New Zealand Dollar	543,919	Buy	02/27/15	414,000	421,974	7,974
Morgan Stanley	Swedish Krona	2,752,563	Buy	02/27/15	367,000	353,162	(13,838)
Morgan Stanley	Japanese Yen	598,365	Buy	02/27/15	5,000	4,998	(2)
Morgan Stanley	Swiss Franc	375,060	Buy	02/27/15	386,000	377,629	(8,371)
Morgan Stanley	South African Rand	436,360	Buy	03/20/15	37,000	37,243	243
Morgan Stanley	Australian Dollar	2,281,763	Buy	02/27/15	1,931,000	1,855,394	(75,606)
Morgan Stanley	Norwegian Krone	10,860,908	Buy	02/27/15	1,564,000	1,454,955	(109,045)
Morgan Stanley	New Zealand Dollar	153,528	Buy	02/27/15	120,000	119,107	(893)
Morgan Stanley	Brazilian Real	5,294	Buy	03/20/15	1,888	1,950	62
Morgan Stanley	Swiss Franc	94,422	Buy	02/27/15	98,000	95,069	(2,931)
Morgan Stanley	Chilean Peso	4,391,763	Buy	03/20/15	7,027	7,184	157
Morgan Stanley	British Pound	80,258	Buy	02/27/15	126,000	125,036	(964)
Morgan Stanley	Mexican Peso	9,591,663	Buy	03/20/15	643,757	646,986	3,229
Morgan Stanley	New Zealand Dollar	1,407,637	Buy	02/27/15	1,089,000	1,092,049	3,049
Morgan Stanley	Swedish Krona	3,765,954	Buy	02/27/15	507,000	483,183	(23,817)
Morgan Stanley	Turkish Lira	211,898	Buy	03/20/15	87,768	89,230	1,462
Morgan Stanley	Australian Dollar	169,123	Buy	02/27/15	145,000	137,521	(7,479)
Morgan Stanley	Swiss Franc	169,341	Buy	02/27/15	177,000	170,501	(6,499)
Morgan Stanley	New Zealand Dollar	466,159	Buy	02/27/15	363,000	361,647	(1,353)
Morgan Stanley	Swedish Krona	3,451,241	Buy	02/27/15	467,000	442,804	(24,196)
Morgan Stanley	EU Euro	2,408,675	Buy	02/27/15	3,021,000	2,916,158	(104,842)
Morgan Stanley	New Zealand Dollar	262,340	Buy	02/27/15	206,000	203,524	(2,476)
Morgan Stanley	Swedish Krona	1,352,099	Buy	02/27/15	183,000	173,478	(9,522)
Morgan Stanley	EU Euro	251,115	Buy	02/27/15	315,000	304,022	(10,978)
Morgan Stanley	Japanese Yen	20,208,765	Buy	02/27/15	173,000	168,795	(4,205)
Morgan Stanley	Swedish Krona	1,701,895	Buy	02/27/15	229,000	218,358	(10,642)
							$(1,278,515)

Barclays Bank PLC	EU Euro	501,531	Sell	02/27/15	$611,000	$607,198	$3,802
Barclays Bank PLC	Norwegian Krone	3,500,958	Sell	02/27/15	516,000	468,997	47,003
Barclays Bank PLC	New Zealand Dollar	959,797	Sell	02/27/15	753,440	744,614	8,826
BNP Paribas Bank	EU Euro	197,768	Sell	02/27/15	242,000	239,436	2,564

See Accompanying Notes to Financial Statements

62

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BNP Paribas Bank	Japanese Yen	20,087,053	Sell	02/27/15	169,000	167,779	1,221
BNP Paribas Bank	Japanese Yen	149,843,890	Sell	02/27/15	1,272,000	1,251,582	20,418
BNP Paribas Bank	South African Rand	435,490	Sell	03/20/15	37,000	37,169	(169)
BNP Paribas Bank	British Pound	293,482	Sell	02/27/15	462,000	457,223	4,777
BNP Paribas Bank	Japanese Yen	246,386,665	Sell	02/27/15	2,095,000	2,057,962	37,038
Citigroup, Inc.	Swiss Franc	430,308	Sell	02/27/15	438,000	433,255	4,745
Citigroup, Inc.	New Zealand Dollar	151,463	Sell	02/27/15	117,000	117,506	(506)
Citigroup, Inc.	EU Euro	336,193	Sell	02/27/15	416,000	407,025	8,975
Citigroup, Inc.	Canadian Dollar	125,447	Sell	02/27/15	110,000	107,844	2,156
Citigroup, Inc.	South African Rand	1,332,479	Sell	03/20/15	112,372	113,726	(1,354)
Citigroup, Inc.	South African Rand	661,064	Sell	03/20/15	55,912	56,421	(509)
Citigroup, Inc.	Australian Dollar	133,431	Sell	02/27/15	113,000	108,498	4,502
Citigroup, Inc.	EU Euro	261,183	Sell	02/27/15	326,000	316,212	9,788
Deutsche Bank AG	British Pound	224,382	Sell	02/27/15	350,000	349,569	431
Deutsche Bank AG	EU Euro	582,293	Sell	02/27/15	719,000	704,977	14,023
Deutsche Bank AG	EU Euro	129,897	Sell	02/27/15	163,000	157,265	5,735
Deutsche Bank AG	Philippine Peso	800,028	Sell	02/27/15	17,727	17,831	(104)
Goldman Sachs & Co.	Japanese Yen	149,973,697	Sell	02/27/15	1,272,000	1,252,666	19,334
Goldman Sachs & Co.	Japanese Yen	312,436,048	Sell	02/27/15	2,623,000	2,609,645	13,355
Goldman Sachs & Co.	New Zealand Dollar	1,089,788	Sell	02/27/15	853,000	845,461	7,539
Goldman Sachs & Co.	Canadian Dollar	257,030	Sell	02/27/15	228,000	220,964	7,036
Goldman Sachs & Co.	New Zealand Dollar	1,317,429	Sell	02/27/15	1,024,000	1,022,066	1,934
Goldman Sachs & Co.	Swedish Krona	3,034,915	Sell	02/27/15	409,587	389,388	20,199
HSBC Bank PLC	Romanian New Leu	4,811	Sell	03/20/15	1,337	1,297	40
Morgan Stanley	British Pound	63,884	Sell	02/27/15	100,000	99,527	473
Morgan Stanley	Swiss Franc	149,143	Sell	02/27/15	153,000	150,165	2,835
Morgan Stanley	EU Euro	212,238	Sell	02/27/15	261,000	256,954	4,046
JPMorgan Chase & Co.	New Zealand Dollar	326,853	Sell	02/27/15	251,000	253,574	(2,574)
JPMorgan Chase & Co.	EU Euro	882,343	Sell	02/27/15	1,073,000	1,068,244	4,756
JPMorgan Chase & Co.	Australian Dollar	1,187,981	Sell	02/27/15	968,000	965,995	2,005
JPMorgan Chase & Co.	New Zealand Dollar	609,251	Sell	02/27/15	469,000	472,659	(3,659)
JPMorgan Chase & Co.	Swiss Franc	205,105	Sell	02/27/15	211,000	206,510	4,490
JPMorgan Chase & Co.	Japanese Yen	149,867,918	Sell	02/27/15	1,272,000	1,251,783	20,217
JPMorgan Chase & Co.	Canadian Dollar	175,062	Sell	02/27/15	150,000	150,498	(498)
JPMorgan Chase & Co.	New Zealand Dollar	426,300	Sell	02/27/15	330,000	330,725	(725)
JPMorgan Chase & Co.	EU Euro	111,795	Sell	02/27/15	139,000	135,349	3,651
JPMorgan Chase & Co.	Australian Dollar	434,748	Sell	02/27/15	357,000	353,511	3,489
JPMorgan Chase & Co.	New Zealand Dollar	752,022	Sell	02/27/15	572,000	583,421	(11,421)
JPMorgan Chase & Co.	Australian Dollar	163,626	Sell	02/27/15	135,000	133,051	1,949
JPMorgan Chase & Co.	Australian Dollar	955,316	Sell	02/27/15	796,000	776,806	19,194
JPMorgan Chase & Co.	Canadian Dollar	370,222	Sell	02/27/15	324,000	318,274	5,726
JPMorgan Chase & Co.	British Pound	227,979	Sell	02/27/15	360,000	355,175	4,825
JPMorgan Chase & Co.	Australian Dollar	1,207,132	Sell	02/27/15	1,022,000	981,567	40,433
Morgan Stanley	Japanese Yen	149,901,867	Sell	02/27/15	1,272,000	1,252,066	19,934
Morgan Stanley	Swiss Franc	302,488	Sell	02/27/15	315,000	304,559	10,441
Morgan Stanley	Swiss Franc	607,762	Sell	02/27/15	630,000	611,924	18,076
Morgan Stanley	Swedish Krona	3,311,838	Sell	02/27/15	438,000	424,918	13,082
Morgan Stanley	EU Euro	2,117,097	Sell	02/27/15	2,623,000	2,563,148	59,852
Morgan Stanley	Swedish Krona	1,641,226	Sell	02/27/15	218,000	210,574	7,426
Morgan Stanley	Norwegian Krone	3,690,393	Sell	02/27/15	521,000	494,374	26,626
Morgan Stanley	Australian Dollar	358,426	Sell	02/27/15	301,000	291,451	9,549
Morgan Stanley	Swedish Krona	2,383,503	Sell	02/27/15	317,000	305,810	11,190
Morgan Stanley	EU Euro	1,872,355	Sell	02/27/15	2,338,000	2,266,841	71,159
Morgan Stanley	Swedish Krona	10,295,068	Sell	02/27/15	1,386,000	1,320,888	65,112

See Accompanying Notes to Financial Statements

63

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Swiss Franc	120,917	Sell	02/27/15	126,000	121,745	4,255
Morgan Stanley	Brazilian Real	84,882	Sell	03/20/15	30,266	31,255	(989)
Morgan Stanley	Norwegian Krone	3,580,501	Sell	02/27/15	524,000	479,653	44,347
Morgan Stanley	Israeli New Shekel	122,568	Sell	03/20/15	31,355	31,433	(78)
Morgan Stanley	British Pound	490,829	Sell	02/27/15	770,000	764,674	5,326
Morgan Stanley	Norwegian Krone	7,159,551	Sell	02/27/15	1,049,000	959,112	89,888
Morgan Stanley	British Pound	98,328	Sell	02/27/15	154,000	153,188	812
Morgan Stanley	British Pound	135,701	Sell	02/27/15	212,000	211,411	589
Morgan Stanley	Swiss Franc	196,579	Sell	02/27/15	204,000	197,926	6,074
							$804,682

At December 31, 2014, the following futures contracts were outstanding for Voya Balanced Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	5	03/06/15	$937,670	$46,621
90-Day Eurodollar	106	03/14/16	26,187,300	(30,740)
90-Day Eurodollar	42	12/18/17	10,248,000	(20,177)
90-Day Eurodollar	42	03/19/18	10,240,125	(15,505)
90-Day Eurodollar	42	06/18/18	10,232,775	(10,955)
90-Day Eurodollar	42	09/17/18	10,226,475	(6,055)
Australia 10-Year Bond	2	03/16/15	209,235	979
Australia 3-Year Bond	7	03/16/15	635,953	2,358
Canada 10-Year Bond	6	03/20/15	715,373	11,502
Euro-Bobl 5-Year	6	03/06/15	945,874	5,293
Euro-Bund	10	03/06/15	1,886,110	35,742
Long Gilt	9	03/27/15	1,676,699	36,491
S&P500E-Mini	160	03/20/15	16,419,200	(92,516)
Short Gilt	5	03/27/15	807,045	1,481
Tokyo Price Index (TOPIX)	87	03/12/15	10,223,117	(246,692)
U.S. Treasury 2-Year Note	43	03/31/15	9,399,532	(15,347)
U.S. Treasury Long Bond	12	03/20/15	1,734,750	16,750
U.S. Treasury Ultra Long Bond	18	03/20/15	2,973,375	118,796
			$115,698,608	$(161,974)
Short Contracts
90-Day Eurodollar	(167)	03/16/15	(41,631,013)	(417)
90-Day Eurodollar	(53)	06/15/15	(13,192,363)	5,830
90-Day Eurodollar	(53)	12/19/16	(13,002,225)	7,155
Euro-Schatz	(6)	03/06/15	(806,549)	(1,197)
U.S. Treasury 10-Year Note	(57)	03/20/15	(7,227,422)	(34,826)
U.S. Treasury 5-Year Note	(115)	03/31/15	(13,676,914)	(15,309)
			$(89,536,486)	$(38,764)

See Accompanying Notes to Financial Statements

64

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following over-the-counter credit default swaps were outstanding for Voya Balanced Portfolio:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	CDX.EM.22Index	Buy	(1.000)	12/20/19	USD	1,761,000	$183,819	$141,994	$41,825
Deutsche Bank AG	CDX.EM.22Index	Buy	(1.000)	12/19/19	USD	235,000	24,530	18,949	5,581
							$208,349	$160,943	$47,406

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2014, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate equal to the 6-month CAD-BA-CDOR and pay a fixed rate equal to 2.130%	Chicago Mercantile Exchange	11/18/18	CAD14,599,000	$(60,286)	$(61,366)
Receive a fixed rate equal to 0.183% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/03/16	EUR8,800,000	2,051	1,789
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.237%	Chicago Mercantile Exchange	10/03/17	EUR1,500,000	(1,396)	(1,349)
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	05/21/24	JPY777,000,000	165,117	183,715
Receive a fixed rate equal to 0.347% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/15	USD7,000,000	104	103
Receive a fixed rate equal to 0.771% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/16	USD17,800,000	3,582	3,582
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.119%	Chicago Mercantile Exchange	08/08/17	USD5,000,000	3,387	3,387
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.273%	Chicago Mercantile Exchange	12/19/18	USD42,474,000	54,271	54,271
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.794%	Chicago Mercantile Exchange	08/08/19	USD3,500,000	(14,504)	(14,504)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD17,090,000	59,751	59,751
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	Chicago Mercantile Exchange	10/09/24	USD1,800,000	(37,513)	(37,513)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD8,880,000	104,962	104,962
Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD34,860,000	412,986	412,986
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD18,480,000	(800,637)	(800,637)
				$(108,125)	$(90,823)

See Accompanying Notes to Financial Statements

65

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following over-the-counter written interest rate swaptions were outstanding for Voya Balanced Portfolio:

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Morgan Stanley	3-month USD- LIBOR-BBA	Pay	0.580%	12/12/16	USD14,746,000	$42,953	$(32,858)
Call OTC Swaption	Morgan Stanley	3-month USD- LIBOR-BBA	Receive	0.580%	12/12/16	USD14,746,000	42,954	(49,602)
						Total Written Swaptions	$85,907	$(82,460)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$445
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	864,235
Credit contracts	Upfront payments paid on OTC swap agreements	160,943
Credit contracts	Unrealized appreciation on OTC swap agreements	47,406
Interest rate contracts	Net Assets — Unrealized appreciation**	288,998
Interest rate contracts	Net Assets — Unrealized appreciation***	824,546
Total Asset Derivatives		$2,186,573
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,338,068
Interest rate contracts	Net Assets — Unrealized depreciation**	150,528
Equity contracts	Net Assets — Unrealized depreciation**	339,208
Interest rate contracts	Net Assets — Unrealized depreciation***	915,369
Interest rate contracts	Written Options, at fair value	82,460
Total Liability Derivatives		$2,825,633

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(90,306)	$—	$(90,306)
Equity contracts	—	—	2,728,514	—	—	2,728,514
Foreign exchange contracts	(157,145)	(2,235,011)	—	—	29,927	(2,362,229)
Interest rate contracts	(182,737)	—	(462,754)	64,080	271,226	(310,185)
Total	$(339,882)	$(2,235,011)	$2,265,760	$(26,226)	$301,153	$(34,206)

See Accompanying Notes to Financial Statements

66

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$46,282	$—	$46,282
Equity contracts	—	—	(439,414)	—	—	(439,414)
Foreign exchange contracts	24,327	(362,077)	—	—	—	(337,750)
Interest rate contracts	(120,111)	—	194,624	(54,203)	3,447	23,757
Total	$(95,784)	$(362,077)	$(244,790)	$(7,921)	$3,447	$(707,125)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Purchased options	$—	$—	$252	$—	$—	$193	$—	$—	$—	$445
Forward foreign currency contracts	59,631	66,018	32,109	—	24,670	69,397	7,808	115,006	489,596	864,235
Credit default swaps	—	—	183,819	—	24,530	—	—	—	—	208,349
Total Assets	$59,631	$66,018	$216,180	$—	$49,200	$69,590	$7,808	$115,006	$489,596	$1,073,029
Liabilities:
Forward foreign currency contracts	$16,530	$39,090	$227,907	$8,914	$20,143	$365,088	$4,138	$170,295	$485,963	$1,338,068
Written options	—	—	—	—	—	—	—	—	82,460	82,460
Total Liabilities	$16,530	$39,090	$227,907	$8,914	$20,143	$365,088	$4,138	$170,295	$568,423	$1,420,528
Net OTC derivative instruments by counterparty, at fair value	$43,101	$26,928	$(11,727)	$(8,914)	$29,057	$(295,498)	$3,670	$(55,289)	$(78,827)	(347,499)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$43,101	$26,928	$(11,727)	$(8,914)	$29,057	$(295,498)	$3,670	$(55,289)	$(78,827)	$(347,499)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

67

Voya Global Value Advantage Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.8%
	Consumer Discretionary: 14.4%
50,009	Brinker International, Inc.	$2,935,028	1.7
23,200	Home Depot, Inc.	2,435,304	1.4
40,098	Macy’s, Inc.	2,636,444	1.6
33,300	Nike, Inc.	3,201,795	1.9
30,800	Starbucks Corp.	2,527,140	1.5
58,500	Toyota Motor Corp.	3,645,568	2.2
24,800	Walt Disney Co.	2,335,912	1.4
101,618	Other Securities	4,648,957	2.7
		24,366,148	14.4
	Consumer Staples: 9.8%
36,100	Altria Group, Inc.	1,778,647	1.0
21,161	Casino Guichard Perrachon S.A.	1,946,065	1.2
67,100	ConAgra Foods, Inc.	2,434,388	1.4
82,600	Japan Tobacco, Inc.	2,273,382	1.3
39,810	Kraft Foods Group, Inc.	2,494,495	1.5
25,000	Procter & Gamble Co.	2,277,250	1.3
108,866	Other Securities	3,460,934	2.1
		16,665,161	9.8
	Energy: 6.3%
22,100	Hess Corp.	1,631,422	1.0
32,000	Occidental Petroleum Corp.	2,579,520	1.5
34,500	Royal Dutch Shell PLC - Class A ADR	2,309,775	1.4
64,368	Total S.A.	3,297,711	1.9
24,541	Other Securities	915,941	0.5
		10,734,369	6.3
	Financials: 18.4%
621,538	Intesa Sanpaolo S.p.A.	1,803,026	1.0
46,237	JPMorgan Chase & Co.	2,893,511	1.7
513,623	Legal & General Group PLC	1,983,179	1.2
46,669	Macquarie Group Ltd.	2,200,763	1.3
1,154,300	Mizuho Financial Group, Inc.	1,934,957	1.1
139,949	Nordea Bank AB	1,620,020	1.0
31,300	Prudential Financial, Inc.	2,831,398	1.7
8,219	Swiss Life Holding	1,942,575	1.1
99,000	United Overseas Bank Ltd.	1,826,951	1.1
54,800	Wells Fargo & Co.	3,004,136	1.8
4,590,067	Other Securities	9,281,671	5.4
		31,322,187	18.4
	Health Care: 12.0%
30,500	Medtronic, Inc.	2,202,100	1.3
47,800	Merck & Co., Inc.	2,714,562	1.6
39,913	Novartis AG	3,701,670	2.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
92,400	Pfizer, Inc.	$2,878,260	1.7
12,183	Roche Holding AG - Genusschein	3,300,889	1.9
63,900	Shionogi & Co., Ltd.	1,650,911	1.0
23,200	UnitedHealth Group, Inc.	2,345,288	1.4
19,400	Other Securities	1,566,162	0.9
		20,359,842	12.0
	Industrials: 11.7%
17,100	Boeing Co.	2,222,658	1.3
1,565,500	China Railway Construction Corp. Ltd.	1,987,717	1.2
102,800	LIXIL Group Corp.	2,163,503	1.3
59,200	KAR Auction Services, Inc.	2,051,280	1.2
58,558	Koninklijke Philips NV	1,697,367	1.0
155,200	Mitsubishi Corp.	2,840,180	1.7
21,176	Siemens AG	2,376,035	1.4
18,800	Union Pacific Corp.	2,239,644	1.3
19,500	United Technologies Corp.	2,242,500	1.3
		19,820,884	11.7
	Information Technology: 12.1%
46,638	Apple, Inc.	5,147,902	3.0
114,000	Cisco Systems, Inc.	3,170,910	1.9
56,100	Microchip Technology, Inc.	2,530,671	1.5
111,600	Microsoft Corp.	5,183,820	3.1
41,400	Oracle Corp.	1,861,758	1.1
140,100	Other Securities	2,570,773	1.5
		20,465,834	12.1
	Materials: 4.6%
23,808	BASF AG	1,997,042	1.2
36,500	International Paper Co.	1,955,670	1.2
42,208	Koninklijke DSM NV	2,574,399	1.5
61,900	Other Securities	1,221,906	0.7
		7,749,017	4.6
	Telecommunication Services: 5.0%
48,600	CenturyTel, Inc.	1,923,588	1.1
159,000	China Mobile Ltd.	1,862,327	1.1
90,722	Telenor ASA	1,835,180	1.1
735,544	Other Securities	2,923,269	1.7
		8,544,364	5.0
	Utilities: 2.5%
53,200	Southern Co.	2,612,652	1.5
97,674	Suez Environnement S.A.	1,701,800	1.0
		4,314,452	2.5
	Total Common Stock (Cost $151,059,461)	164,342,258	96.8

See Accompanying Notes to Financial Statements

68

Voya Global Value Advantage Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 1.4%
	Financials: 0.8%
99,760	Other Securities	$1,298,509	0.8
	Utilities: 0.6%
215,108	Other Securities	1,063,320	0.6
	Total Preferred Stock (Cost $2,685,505)	2,361,829	1.4
	Total Long-Term Investments (Cost $153,669,281)	166,704,087	98.2
SHORT-TERM INVESTMENTS: 2.5%
	Mutual Funds: 2.5%
4,257,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $4,257,000)	4,257,000	2.5
	Total Short-Term Investments (Cost $4,257,000)	4,257,000	2.5

Shares		Value	Percentage of Net Assets
	Total Investments in Securities (Cost $158,001,966)	$170,961,087	100.7
	Liabilities in Excess of Other Assets	(1,200,797)	(0.7)
	Net Assets	$169,760,290	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $158,007,532.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$18,812,660
Gross Unrealized Depreciation	(5,859,105)
Net Unrealized Appreciation	$12,953,555

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$16,071,623	$8,294,525	$—	$24,366,148
Consumer Staples	10,477,585	6,187,576	—	16,665,161
Energy	6,520,717	4,213,652	—	10,734,369
Financials	12,895,878	18,426,309	—	31,322,187
Health Care	11,706,372	8,653,470	—	20,359,842
Industrials	8,756,082	11,064,802	—	19,820,884
Information Technology	19,419,139	1,046,695	—	20,465,834
Materials	3,177,576	4,571,441	—	7,749,017
Telecommunication Services	1,923,588	6,620,776	—	8,544,364
Utilities	2,612,652	1,701,800	—	4,314,452
Total Common Stock	93,561,212	70,781,046	—	164,342,258
Preferred Stock	2,361,829	—	—	2,361,829
Short-Term Investments	4,257,000	—	—	4,257,000
Total Investments, at fair value	$100,180,041	$70,781,046	$—	$170,961,087

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

69

Voya Global Value Advantage Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$112,953
Total	$112,953

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(10,202)
Total	$(10,202)

See Accompanying Notes to Financial Statements

70

Voya Growth and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 12.4%
1,173,160		Comcast Corp. - Class A	$68,055,012	1.6
651,717		Delphi Automotive PLC	47,392,860	1.1
578,400	@	Dish Network Corp. - Class A	42,159,576	1.0
568,930		Home Depot, Inc.	59,720,582	1.4
967,411		Macy’s, Inc.	63,607,273	1.5
748,836		Nike, Inc.	72,000,581	1.7
823,770		Starbucks Corp.	67,590,329	1.6
1,160,039		Walt Disney Co.	109,264,073	2.5
			529,790,286	12.4
		Consumer Staples: 9.7%
1,567,750		Altria Group, Inc.	77,243,042	1.8
2,148,365		ConAgra Foods, Inc.	77,942,682	1.8
768,443		CVS Caremark Corp.	74,008,745	1.7
1,380,030		Kraft Foods Group, Inc.	86,472,680	2.0
1,108,007		Procter & Gamble Co.	100,928,358	2.4
			416,595,507	9.7
		Energy: 7.2%
461,453		EOG Resources, Inc.	42,485,978	1.0
1,351,484		ExxonMobil Corp.	124,944,696	2.9
789,956		Occidental Petroleum Corp.	63,678,353	1.5
1,018,768		Other Securities	79,344,668	1.8
			310,453,695	7.2
		Financials: 17.7%
958,322		Arthur J. Gallagher & Co.	45,117,800	1.1
1,166,800		Citigroup, Inc.	63,135,548	1.5
1,138,789		Discover Financial Services	74,579,292	1.7
1,482,195		Invesco Ltd.	58,576,346	1.4
1,421,447		JPMorgan Chase & Co.	88,954,153	2.1
674,562		Prudential Financial, Inc.	61,020,879	1.4
1,708,576		Wells Fargo & Co.	93,664,136	2.2
1,798,085		XL Group PLC	61,800,181	1.4
9,408,876		Other Securities	209,799,660	4.9
			756,647,995	17.7
		Health Care: 15.5%
1,022,867		Abbott Laboratories	46,049,473	1.1
466,765		Amgen, Inc.	74,350,997	1.7
1,181,562		Bristol-Myers Squibb Co.	69,747,605	1.6
639,110		Cardinal Health, Inc.	51,595,350	1.2
592,904	@	Gilead Sciences, Inc.	55,887,131	1.3
975,454		Medtronic, Inc.	70,427,779	1.7
1,972,932		Merck & Co., Inc.	112,042,808	2.6
3,463,193		Pfizer, Inc.	107,878,462	2.5
738,447		UnitedHealth Group, Inc.	74,649,607	1.8
			662,629,212	15.5

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 8.1%
594,220	Boeing Co.	$77,236,716	1.8
397,415	General Dynamics Corp.	54,692,252	1.3
671,156	Union Pacific Corp.	79,954,814	1.8
595,407	United Technologies Corp.	68,471,805	1.6
612,115	Other Securities(a)	68,748,557	1.6
		349,104,144	8.1
	Information Technology: 20.3%
2,034,112	Apple, Inc.	224,525,282	5.2
2,073,200	Applied Materials, Inc.	51,664,144	1.2
698,800	Automatic Data Processing, Inc.	58,258,956	1.4
4,334,467	Cisco Systems, Inc.	120,563,200	2.8
1,062,313	Fidelity National Information Services, Inc.	66,075,869	1.5
1,217,764	Microchip Technology, Inc.	54,933,334	1.3
3,525,631	Microsoft Corp.	163,765,560	3.8
1,767,926	Oracle Corp.	79,503,632	1.9
803,801	TE Connectivity Ltd.	50,840,413	1.2
		870,130,390	20.3
	Materials: 3.0%
838,050	International Paper Co.	44,902,719	1.0
1,204,599	Mosaic Co.	54,989,944	1.3
1,537,802	Other Securities	30,356,212	0.7
		130,248,875	3.0
	Telecommunication Services: 1.4%
1,489,661	CenturyTel, Inc.	58,960,782	1.4

	Utilities: 2.4%
1,363,835	Southern Co.	66,977,937	1.6
401,052	Other Securities	35,084,029	0.8
		102,061,966	2.4
	Total Common Stock (Cost $3,128,628,613)	4,186,622,852	97.7

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
Utilities: —%
30,000,000	Other Securities	—	—
	Total Corporate Bonds/Notes (Cost $—)	—	—
	Total Long-Term Investments (Cost $3,126,950,713)	4,186,622,852	97.7

See Accompanying Notes to Financial Statements

71

Voya Growth and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.6%
	Securities Lending Collateralcc: 0.0%
27,284	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $27,284, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $27,830, due 01/01/15-09/01/49)	$27,284	0.0
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17-02/15/42)	1,000,000	0.0
		1,027,284	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.6%
195,714,186	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $195,714,186)	195,714,186	4.6

Shares		Value	Percentage of Net Assets
	Total Short-Term Investments (Cost $196,741,470)	$196,741,470	4.6
	Total Investments in Securities (Cost $3,325,370,083)	$4,383,364,322	102.3
	Liabilities in Excess of Other Assets	(99,637,983)	(2.3)
	Net Assets	$4,283,726,339	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $3,342,033,326.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,086,319,594
Gross Unrealized Depreciation	(44,988,598)
Net Unrealized Appreciation	$1,041,330,996

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$4,186,622,852	$—	$—	$4,186,622,852
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	195,714,186	1,027,284	—	196,741,470
Total Investments, at fair value	$4,382,337,038	$1,027,284	$—	$4,383,364,322
Other Financial Instruments+
Futures	726,481	—	—	726,481
Total Assets	$4,383,063,519	$1,027,284	$—	$4,384,090,803

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

72

Voya Growth and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following futures contracts were outstanding for Voya Growth and Income Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	337	03/20/15	$34,582,940	$726,481
			$34,582,940	$726,481

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$726,481
Total Asset Derivatives		$726,481

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,905,720
Total	$2,905,720

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,054,875)
Total	$(1,054,875)

See Accompanying Notes to Financial Statements

73

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.3%
		Basic Materials: 2.1%
2,587,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$2,612,870	0.1
4,000,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	3,345,000	0.1
4,500,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	4,503,555	0.1
4,490,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	4,518,507	0.1
5,492,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	5,627,202	0.1
2,368,000	#	Glencore Funding LLC, 4.125%, 05/30/23	2,314,651	0.0
4,000,000	#,L	INEOS Group Holdings SA, 5.875%, 02/15/19	3,800,000	0.1
1,860,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	1,780,950	0.0
3,517,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	3,505,524	0.1
1,733,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	1,830,937	0.0
65,033,000		Other Securities(a)	65,294,050	1.4
			99,133,246	2.1
		Communications: 4.7%
6,189,000	#	Alibaba Group Holding Ltd., 3.125%, 11/28/21	6,123,997	0.2
6,026,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	5,989,199	0.1
4,000,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24	4,030,000	0.1
4,000,000	#	Cogeco Cable, Inc., 4.875%, 05/01/20	4,015,000	0.1
6,316,000	#	Cox Communications, Inc., 3.850%, 02/01/25	6,388,444	0.1
4,804,000	#	COX Communications, Inc., 4.500%, 06/30/43	4,683,021	0.1
975,000	#	Netflix, Inc., 5.750%, 03/01/24	1,018,875	0.0
2,350,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	2,561,500	0.0
2,500,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,581,250	0.1
7,864,000		Time Warner Cable, Inc., 5.875%, 11/15/40	9,410,298	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
15,184,000		Time Warner, Inc., 4.050%-6.500%, 12/15/23-12/15/43	$16,870,077	0.4
12,707,000		Verizon Communications, Inc., 5.150%, 09/15/23	14,041,413	0.3
2,705,000	#	Verizon Communications, Inc., 4.862%, 08/21/46	2,785,447	0.1
2,318,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	2,408,606	0.0
30,835,000		Verizon Communications, Inc., 3.000%-6.550%, 11/01/21-09/15/43	32,693,823	0.7
13,475,000		Viacom, Inc., 3.875%-4.375%, 09/01/23-03/15/43	13,302,020	0.3
86,768,000		Other Securities(a)	88,130,068	1.9
			217,033,038	4.7
		Consumer, Cyclical: 1.4%
2,105,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	2,210,250	0.0
61,593,000		Other Securities	63,307,153	1.4
			65,517,403	1.4
		Consumer, Non-cyclical: 5.6%
12,936,000		Actavis Funding SCS, 3.850%-4.850%, 06/15/24-06/15/44	13,108,080	0.3
484,000	#	Amsurg Corp., 5.625%, 07/15/22	498,520	0.0
2,494,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	2,518,102	0.1
3,813,000		Medtronic, Inc., 3.625%, 03/15/24	3,965,588	0.1
5,843,000	#	Medtronic, Inc., 3.150%, 03/15/22	5,945,562	0.1
6,119,000	#	Medtronic, Inc., 3.500%, 03/15/25	6,272,936	0.2
4,439,000	#	Medtronic, Inc., 4.375%, 03/15/35	4,725,134	0.1
4,441,000	#	Medtronic, Inc., 4.625%, 03/15/45	4,834,228	0.1
19,805,000		Philip Morris International, Inc., 1.250%-4.250%, 11/09/17-11/10/44	19,985,141	0.4
5,500,000	#	President and Fellows of Harvard College, 6.000%, 01/15/19	6,355,063	0.1

See Accompanying Notes to Financial Statements

74

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
21,500,000	#	President and Fellows of Harvard College, 6.500%, 01/15/39	$31,200,478	0.7
13,719,000		Synchrony Financial, 3.000%-4.250%, 08/15/19-08/15/24	14,018,989	0.3
4,000,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	4,040,000	0.1
1,640,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	1,754,800	0.0
14,631,000		WellPoint, Inc., 3.500%-4.650%, 08/15/24-08/15/44	15,085,020	0.3
3,222,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	3,247,554	0.1
10,393,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	10,538,949	0.2
2,105,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	2,154,396	0.1
102,215,000		Other Securities	107,009,630	2.3
			257,258,170	5.6
		Energy: 3.5%
4,760,000	#	Enable Midstream Partners L.P., 3.900%, 05/15/24	4,596,970	0.1
4,041,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	3,820,745	0.1
3,265,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	3,640,475	0.1
10,195,000		Energy Transfer Partners L.P., 4.650%-9.700%, 03/15/19-02/01/43	11,225,723	0.2
144,029,000		Other Securities(a)	138,066,555	3.0
			161,350,468	3.5
		Financial: 8.5%
16,775,000		American Tower Corp., 3.400%-4.500%, 01/15/18-09/15/21	16,905,692	0.4
30,327,000		Bank of America Corp., 4.000%-5.000%, 01/22/24-01/21/44	31,528,291	0.7
5,766,000	#	BPCE SA, 5.150%, 07/21/24	5,952,865	0.1
16,609,000		Citigroup, Inc., 4.000%-6.675%, 08/05/24-09/13/43	18,305,560	0.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
12,047,000		Citizens Bank NA/ Providence RI, 2.450%, 12/04/19	$11,996,499	0.3
1,778,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,292,731	0.0
13,581,000	#	Credit Suisse AG, 6.500%, 08/08/23	14,942,101	0.3
4,483,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	4,749,124	0.1
4,080,000		Goldman Sachs Group, Inc./The, 2.550%, 10/23/19	4,065,100	0.1
22,373,000		Goldman Sachs Group, Inc., 2.900%-6.750%, 07/19/18-10/01/37	24,544,393	0.5
5,994,000	#	HBOS PLC, 6.750%, 05/21/18	6,695,274	0.1
2,300,000	#	International Lease Finance Corp., 6.750%, 09/01/16	2,455,250	0.0
3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	3,858,032	0.1
28,275,000		JPMorgan Chase & Co., 3.875%-6.125%, 09/10/24-12/29/49	28,210,793	0.6
11,494,000		Morgan Stanley, 3.875%, 04/29/24	11,816,257	0.3
5,941,000		Morgan Stanley, 5.000%, 11/24/25	6,347,757	0.1
3,455,000	#	Nordea Bank AB, 6.125%, 12/29/49	3,431,071	0.1
2,757,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	2,826,537	0.1
6,999,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	7,041,253	0.2
12,752,000		Simon Property Group L.P., 3.375%-4.250%, 10/01/24-10/01/44	13,118,735	0.3
5,719,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	5,815,199	0.1
18,631,000		Wells Fargo & Co., 4.100%-5.900%, 06/03/26-12/29/49	19,395,252	0.4

See Accompanying Notes to Financial Statements

75

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
141,278,400		Other Securities	$147,570,968	3.2
			393,864,734	8.5
		Industrial: 0.7%
4,853,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	4,871,985	0.1
4,530,000	#	Keysight Technologies, Inc., 3.300%, 10/30/19	4,505,565	0.1
3,200,000	#	Keysight Technologies, Inc., 4.550%, 10/30/24	3,207,562	0.1
18,594,000		Other Securities	21,315,359	0.4
			33,900,471	0.7
		Technology: 0.6%
27,099,000		Other Securities	28,108,325	0.6
		Utilities: 1.2%
3,790,000	#,L	Berkshire Hathaway Energy Co., 3.500%, 02/01/25	3,822,151	0.1
4,390,000	#	Calpine Corp., 6.000%, 01/15/22	4,697,300	0.1
2,192,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	2,562,943	0.1
39,841,000		Other Securities	41,922,684	0.9
			53,005,078	1.2
		Total Corporate Bonds/Notes (Cost $1,270,645,426)	1,309,170,933	28.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.4%
11,412,793		Alternative Loan Trust 2005-10CB, 0.670%, 05/25/35	9,614,125	0.2
5,528,034		Alternative Loan Trust 2005-6CB, 5.250%, 04/25/35	5,372,801	0.1
3,603,956		Alternative Loan Trust 2006-18CB A11, 0.670%, 07/25/36	2,555,958	0.1
3,315,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	3,417,163	0.1
5,830,000	#	BAMLL Re-REMIC Trust 2014-FRR7 A, 2.420%, 10/26/44	5,744,786	0.1
4,900,000		Banc of America Commercial Mortgage Trust 2006-6, 5.421%, 10/10/45	5,062,567	0.1
5,040,243	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.422%, 07/10/42	5,194,109	0.1

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,550,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.152%, 09/10/47	$2,615,196	0.1
3,590,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.422%, 07/10/42	3,509,936	0.1
2,219,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.744%, 03/11/41	2,226,122	0.1
1,520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.744%, 03/11/41	1,520,162	0.0
1,393,813		Banc of America Mortgage 2005-J Trust 2A4, 2.699%, 11/25/35	1,290,194	0.0
103,530		Banc of America Mortgage Securities, Inc., 2.623%, 07/25/33	104,000	0.0
3,125,000		Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.317%, 06/10/49	3,344,212	0.1
1,590,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.268%, 07/10/43	1,607,000	0.0
3,150,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.030%, 11/10/38	3,248,171	0.1
1,562,696		Banc of America Funding Corp., 2.634%-6.000%, 05/25/35-08/25/37	1,506,634	0.0
6,290,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.152%-5.155%, 07/10/45-09/10/47	6,277,543	0.1
5,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.829%, 06/11/41	5,388,705	0.1
3,950,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.129%, 10/12/42	4,025,674	0.1

See Accompanying Notes to Financial Statements

76

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,327,835		Bear Stearns Adjustable Rate Mortgage Trust, 2.430%-2.686%, 01/25/34-07/25/36	$5,755,106	0.1
6,260,227		Bear Stearns Alternative-A Trust, 2.554%-2.653%, 05/25/35-11/25/36	5,042,001	0.1
4,155,884	#	Beckman Coulter, Inc., 7.498%, 12/15/18	4,611,368	0.1
934,336		Citicorp Mortgage Securities, Inc., 5.500%, 08/25/36	967,802	0.0
25,037	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.802%, 04/15/40	25,359	0.0
4,528,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 4.878%, 09/10/45	4,572,972	0.1
14,191,176	#,^	Citigroup Commercial Mortgage Trust, 2.210%, 09/10/45	1,425,108	0.1
758,426		Citimortgage Alternative Loan Trust, 6.000%, 02/25/37	676,626	0.0
18,640,069		Citigroup Mortgage Loan Trust, Inc., 2.500%-5.500%, 09/25/35-09/25/37	18,198,320	0.4
5,000,000	#	COMM 2007-C9 Mortgage Trust, 0.852%, 12/10/49	4,793,575	0.1
33,713,844	^	Commercial Mortgage Pass Through Certificates, 1.421%, 04/10/47	2,795,916	0.1
56,214,096	^	Commercial Mortgage Pass Through Certificates, 1.432%, 03/10/47	4,948,027	0.1
88,729,242	^	Commercial Mortgage Trust, 1.419%, 10/10/46	7,541,311	0.1
61,536,520	^	Commercial Mortgage Trust, 1.440%, 08/10/46	4,502,227	0.1
58,951,206	^	Commercial Mortgage Trust, 1.773%, 01/10/46	4,952,367	0.1
146,346,679	^	Commercial Mortgage Trust, 1.897%, 12/10/45	13,844,118	0.3
28,485,167	^	Commercial Mortgage Trust, 1.977%, 10/15/45	2,952,590	0.1
36,780,855	^	Commercial Mortgage Trust, 2.118%, 05/15/45	3,832,179	0.1
65,166,000	#,^	Commercial Mortgage Trust, 0.596%, 10/15/45	2,802,529	0.1

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,003,000	#	Commercial Mortgage Trust, 5.796%, 12/10/49	$6,882,177	0.1
1,844,215		Commercial 2007-C9 Mortgage Trust, 5.796%, 12/10/49	1,936,307	0.0
13,320,000		Commercial Mortgage Trust, 5.226%-6.124%, 07/15/44-12/10/49	13,475,790	0.3
1,842,755	^	Countrywide Alternative Loan Trust, 4.831%, 05/25/35	218,857	0.0
7,016,130		Countrywide Home Loan Mortgage Pass-through Trust, 2.418%, 11/25/34	6,689,466	0.2
12,764,526		Countrywide Alternative Loan Trust, 0.290%-5.500%, 12/25/35-06/25/36	11,174,717	0.2
8,138,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 5.970%, 02/15/41	8,539,354	0.2
239,034	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	239,290	0.0
2,070,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.592%, 04/12/49	2,079,199	0.0
2,550,000	#	DBUBS 2011-LC2 Mortgage Trust, 5.443%, 07/10/44	2,707,455	0.1
4,558,107	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.369%, 06/27/37	4,585,451	0.1
13,443,166		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.290%-0.360%, 08/25/36-10/25/36	8,968,879	0.2
25,182,000		Fannie Mae Connecticut Avenue Securities, 2.770%-5.070%, 01/25/24-11/25/24	23,937,719	0.5
26,964,009	^	First Horizon Alternative Mortgage Securities, 4.531%, 01/25/36	3,458,250	0.1
3,805,161	^	First Horizon Alternative Mortgage Securities, 6.531%, 12/25/36	928,539	0.0

See Accompanying Notes to Financial Statements

77

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
657,582,251	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	$3,608,154	0.1
1,762,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.282%, 05/10/43	1,513,272	0.0
255,541	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	257,365	0.0
15,202,785	^	GS Mortgage Securities Corp. II, 1.547%, 11/10/46	1,196,021	0.0
100,713,499	^	GS Mortgage Securities Corp. II, 2.361%, 11/10/45	11,974,624	0.3
20,822,787	^	GS Mortgage Securities Corp. II, 2.560%, 05/10/45	2,333,154	0.0
2,650,000		GS Mortgage Securities Trust 2006-GG6, 5.553%, 04/10/38	2,660,959	0.1
4,505,000		GS Mortgage Securities Trust, 5.553%, 04/10/38	4,442,351	0.1
5,264,184		HomeBanc Mortgage Trust 2005-3, 0.480%, 07/25/35	4,885,115	0.1
4,179,774		HomeBanc Mortgage Trust 2006-2 A2, 0.390%, 12/25/36	3,650,515	0.1
14,337,467		Homebanc Mortgage Trust, 0.410%, 07/25/35	13,244,364	0.3
862,437		Homebanc Mortgage Trust, 1.030%, 08/25/29	827,407	0.0
725,000	#	Irvine Core Office Trust 2013-IRV, 3.173%, 05/15/48	712,433	0.0
1,270,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.606%, 05/15/41	1,331,436	0.0
3,020,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.464%, 10/15/37	3,011,310	0.1
91,727,661	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.655%, 01/15/46	2,173,423	0.0
31,298,251	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.927%, 12/15/47	2,924,208	0.1

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,890,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 5.984%, 08/12/40	$3,081,576	0.1
946,053	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8, 2.124%, 10/15/45	96,157	0.0
3,809,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.683%, 06/12/41	3,711,846	0.1
19,880,000	#,^	JP Morgan Chase Commercial Mortgage Securities Trust, 0.359%, 12/15/47	498,360	0.0
66,982		JP Morgan Mortgage Trust, 5.750%, 01/25/36	63,146	0.0
5,150,000		LB Commercial Mortgage Trust, 5.904%, 07/15/44	5,224,819	0.1
10,128,000	#	LB Commercial Mortgage Trust, 5.600%, 10/15/35	10,218,863	0.2
40,384,082	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	670,231	0.0
1,310,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.297%, 02/15/40	1,317,183	0.0
4,290,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	4,313,597	0.1
2,550,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	2,542,212	0.1
34,600,201	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	345,563	0.0
176,678,009	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	1,991,550	0.1
1,500,000	#	LB-UBS Commercial Mortgage Trust, 4.994%, 10/15/36	1,535,658	0.0
3,390,000	#	LB-UBS Commercial Mortgage Trust, 5.147%, 10/15/36	3,326,022	0.1
4,210,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	4,386,799	0.1

See Accompanying Notes to Financial Statements

78

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,450,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	$4,675,281	0.1
4,880,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	4,883,914	0.1
15,097,000		LB-UBS Commercial Mortgage Trust, 4.954%-8.150%, 07/15/32-07/15/40	15,047,543	0.3
3,850,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.678%, 08/15/45	4,024,690	0.1
66,471,246	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.713%, 02/15/46	5,790,869	0.1
15,912,684	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.139%, 11/15/45	1,506,178	0.0
290,757		Morgan Stanley Capital I Trust 2004-IQ7, 5.191%, 06/15/38	290,461	0.0
2,590,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	2,554,689	0.1
10,000,000		Morgan Stanley Capital I Trust 2005-IQ10, 5.252%, 09/15/42	9,679,570	0.2
3,840,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.278%, 01/11/43	3,965,910	0.1
3,305,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	3,619,849	0.1
3,095,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	3,339,553	0.1
718,400	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	732,171	0.0
3,330,000		Morgan Stanley Capital I, 5.336%, 01/14/42	3,329,757	0.1
102,481	#	Morgan Stanley Capital I, 7.350%, 07/15/32	104,355	0.0
1,820,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.974%, 09/15/37	1,796,327	0.0
1,160,000	#	Morgan Stanley Dean Witter Capital I, 7.505%, 07/15/33	1,326,602	0.0
2,509,019		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.832%, 03/25/36	2,082,372	0.0

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,300,000	#	Morgan Stanley Reremic Trust, 0.250%, 07/27/49	$3,746,160	0.1
541,158	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	546,777	0.0
39,413	#	Nomura Asset Acceptance Corp., 6.872%, 02/19/30	39,449	0.0
4,945,260	#	N-Star Real Estate CDO Ltd., 2.020%, 08/25/29	4,951,689	0.1
5,802,953	#,^	RBSCF Trust, 1.192%, 04/15/24	16	0.0
3,038,309	#	RBSSP Resecuritization Trust, 0.420%, 02/26/37	2,867,136	0.1
12,351,811		SLM Student Loan Trust, 1.734%, 04/25/23	12,698,440	0.3
19,459,081	#,^	UBS-Barclays Commercial Mortgage Trust, 1.758%, 05/10/63	1,514,399	0.0
33,990,497	#,^	UBS-Barclays Commercial Mortgage Trust, 2.132%, 08/10/49	3,741,701	0.1
2,100,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.396%, 03/15/42	2,109,973	0.0
2,662,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.723%, 05/15/43	2,646,872	0.1
8,192,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ, 5.941%, 02/15/51	8,601,801	0.2
13,372,000		Wachovia Bank Commercial Mortgage Trust Series, 5.723%-5.941%, 05/15/43-02/15/51	13,656,238	0.3
5,000,000	#	Wells Fargo Commercial Mortgage Trust 2014-TISH WTS1, 2.405%, 02/05/27	5,001,360	0.1
3,061,884		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust, 2.613%, 09/25/35	2,920,290	0.1
2,748,890		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.577%, 03/25/36	2,674,458	0.0
2,873,918	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.573%, 06/15/45	248,401	0.0

See Accompanying Notes to Financial Statements

79

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
95,200		Wells Fargo Mortgage-Backed Securities Trust, 2.590%, 10/25/33	$96,308	0.0
31,965,207	#,^	WFRBS Commercial Mortgage Trust 2012-C6, 2.414%, 04/15/45	3,398,122	0.1
38,083,131	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.201%, 08/15/45	3,907,565	0.1
7,103,643		Wells Fargo Mortgage Backed Securities Trust, 2.612%-5.588%, 05/25/35-04/25/36	6,982,302	0.1
63,127,045		Other Securities	56,820,895	1.2
		Total Collateralized Mortgage Obligations (Cost $561,792,795)	575,676,145	12.4
ASSET-BACKED SECURITIES: 10.3%
		Automobile Asset-Backed Securities: 1.8%
2,410,000	#	AmeriCredit Automobile Receivables Trust 2011-3, 5.760%, 12/10/18	2,482,306	0.0
7,582,700		AmeriCredit Automobile Receivables Trust 2012-4, 1.930%, 08/08/18	7,632,249	0.2
2,680,000		AmeriCredit Automobile Receivables Trust 2012-5, 2.350%, 12/10/18	2,700,329	0.1
4,855,000		AmeriCredit Automobile Receivables Trust 2013-1, 2.090%, 02/08/19	4,820,025	0.1
4,270,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	4,342,652	0.1
5,470,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	5,471,975	0.1
5,640,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	5,692,858	0.1
2,570,000	#	MMCA Automobile Trust, 1.920%, 12/16/19	2,586,882	0.1
2,360,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	2,370,417	0.0
3,640,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	3,737,394	0.1
3,480,000		Santander Drive Auto Receivables Trust 2012-5, 3.300%, 09/17/18	3,585,731	0.1

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
4,670,000		Santander Drive Auto Receivables Trust 2013-1, 2.270%, 01/15/19	$4,641,847	0.1
3,135,000		Santander Drive Auto Receivables Trust 2013-2, 2.570%, 03/15/19	3,175,405	0.1
2,775,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	2,895,438	0.0
10,500,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	10,814,842	0.2
7,030,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	7,285,625	0.2
3,890,000		Santander Drive Auto Receivables Trust 2014-1, 1.590%, 10/15/18	3,899,737	0.1
4,410,000		Other Securities	4,418,306	0.1
			82,554,018	1.8
		Credit Card Asset-Backed Securities: 0.0%
2,620,000		Other Securities	2,606,060	0.0
		Home Equity Asset-Backed Securities: 0.3%
2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2, 1.085%, 03/25/35	2,035,664	0.0
12,594,327		Other Securities	11,825,334	0.3
			13,860,998	0.3
		Other Asset-Backed Securities: 8.2%
3,000,000	#	1776 CLO Ltd. 2006-1A D, 1.982%, 05/08/20	2,980,482	0.1
575,981	#	AMMC CLO IV Ltd., 1.034%, 03/25/17	575,981	0.0
5,150,000	#	Ares XII CLO Ltd., 2.233%, 11/25/20	5,205,100	0.1
1,500,000	#	Ares XII CLO Ltd., 3.483%, 11/25/20	1,477,944	0.0
6,750,000	#	Atrium V, 0.922%, 07/20/20	6,549,586	0.2
1,000,000	#	Atrium V, 3.932%, 07/20/20	980,702	0.0
625,000	#	Babson CLO, Inc. 2005-III, 0.632%, 11/10/19	617,771	0.0
2,600,000	#	Babson CLO, Inc. 2005-III, 0.932%, 11/10/19	2,542,641	0.1
2,000,000	#	Babson CLO, Inc. 2005-III, 1.932%, 11/10/19	1,964,346	0.0

See Accompanying Notes to Financial Statements

80

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,500,000		Babson Mid-Market CLO, Inc. 2007-II, 3.881%, 04/15/21	$1,470,647	0.0
1,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.081%, 04/15/21	976,331	0.0
7,350,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.931%, 04/15/21	7,082,930	0.2
2,250,000	#	Belhurst CLO Ltd., 0.931%, 01/15/20	2,249,323	0.1
1,549,061	#	Black Diamond CLO 2005-1 Delaware Corp., 0.667%, 06/20/17	1,539,130	0.1
904,445	#	Black Diamond CLO Ltd., 0.597%, 06/20/17	902,626	0.0
1,250,000	#	BlackRock Senior Income Series V Ltd. 2007-5A D, 2.483%, 08/13/19	1,179,496	0.0
10,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.933%, 03/17/21	9,697,760	0.2
7,611,663	#	Callidus Debt Partners Clo Fund VI Ltd., 0.491%, 10/23/21	7,477,614	0.2
1,750,000	#	Callidus Debt Partners Clo Fund VI Ltd., 3.231%, 10/23/21	1,698,937	0.0
3,000,000	#	Canaras Summit CLO Ltd., 0.725%, 06/19/21	2,923,704	0.1
7,000,000	#	Canaras Summit CLO Ltd., 1.045%, 06/19/21	6,763,442	0.1
4,250,000	#	Carlyle High Yield Partners IX Ltd., 0.640%, 08/01/21	4,078,087	0.1
5,800,000	#	Carlyle High Yield Partners IX Ltd., 1.840%, 08/01/21	5,555,878	0.1
7,900,000	#	Carlyle Veyron CLO Ltd., 0.911%, 07/15/18	7,839,818	0.2
2,700,000	#	Carlyle Veyron CLO Ltd., 1.831%, 07/15/18	2,686,486	0.1
7,500,000	#	Castle Garden Funding, 0.984%, 10/27/20	7,355,017	0.2
3,550,000	#	Castle Garden Funding, 4.984%, 10/27/20	3,560,998	0.1
2,500,000	#	Castle Garden Funding, 6.560%, 10/27/20	2,682,993	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,450,000	#	CIFC Funding 2006-I Ltd., 1.831%, 10/20/20	$4,325,467	0.1
2,101,184	#	CIFC Funding 2006-I Ltd., 4.231%, 10/20/20	2,095,964	0.1
10,400,000	#	CIFC Funding 2006-II Ltd., 1.834%, 03/01/21	10,048,168	0.2
5,344,486	#	CIFC Funding 2006-II Ltd., 4.234%, 03/01/21	5,259,354	0.1
4,700,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.481%, 10/15/21	4,602,621	0.1
2,500,000	#	ColumbusNova CLO Ltd 2006-II, 0.982%, 04/04/18	2,461,372	0.0
2,000,000	#	ColumbusNova CLO Ltd 2006-II, 1.732%, 04/04/18	1,951,800	0.0
2,500,000	#	ColumbusNova CLO Ltd 2006-II, 3.982%, 04/04/18	2,500,003	0.1
3,000,000	#	Del Mar CLO I Ltd., 0.952%, 07/25/18	2,965,221	0.1
3,100,000	#	Diamond Lake CLO Ltd., 1.834%, 12/01/19	3,015,203	0.1
6,500,000	#	Duane Street CLO II Ltd., 1.882%, 08/20/18	6,352,125	0.1
15,500,000	#	Eaton Vance CDO IX Ltd., 0.881%, 04/20/19	15,274,351	0.3
7,500,000	#	Eaton Vance CDO IX Ltd., 1.731%, 04/20/19	7,284,772	0.2
477,007	#	Emporia Preferred Funding, 0.731%, 10/18/18	476,827	0.0
4,150,000	#	Fairway Loan Funding Co., 1.678%, 10/17/18	4,134,778	0.1
5,645,000	#	Fraser Sullivan CLO I Ltd., 2.041%, 03/15/20	5,502,328	0.1
5,100,000	#	Fraser Sullivan CLO II Ltd., 0.647%, 12/20/20	5,023,072	0.1
6,500,000	#	Fraser Sullivan CLO II Ltd., 0.967%, 12/20/20	6,348,355	0.1
3,250,000	#	Fraser Sullivan CLO II Ltd., 1.747%, 12/20/20	3,146,198	0.1
1,000,000	#	FRASR 2006-1A B 3/20, 0.711%, 03/15/20	995,981	0.0
1,600,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 1.631%, 04/19/21	1,504,197	0.0
6,600,000	#	Gallatin CLO III 2007-1 Ltd., 1.482%, 05/15/21	6,379,065	0.1

See Accompanying Notes to Financial Statements

81

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,500,000	#	Gallatin CLO III Ltd. 2007-1A A2L, 0.572%, 05/15/21	$2,439,510	0.1
2,875,000	#	GoldenTree Loan Opportunities III Ltd., 1.482%, 05/01/22	2,734,094	0.0
4,125,000	#	Goldentree Loan Opportunities V Ltd., 3.481%, 10/18/21	4,100,782	0.1
2,500,000	#	Greens Creek Funding Ltd., 2.481%, 04/18/21	2,447,125	0.1
3,825,000	#	Gulf Stream - Compass CLO, 2.233%, 10/28/19	3,852,425	0.1
5,050,000	#	Gulf Stream - Compass CLO, 3.683%, 10/28/19	5,052,354	0.1
2,850,000	#	Gulf Stream - Sextant CLO, 0.931%, 08/21/20	2,821,001	0.1
2,740,000	#	Gulf Stream - Sextant CLO, 1.831%, 08/21/20	2,693,198	0.0
1,900,000	#	Gulf Stream-Rashinban CLO 2006-1 Ltd., 0.914%, 11/26/20	1,846,046	0.1
2,225,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.682%, 08/07/21	2,186,036	0.0
8,455,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.532%, 08/07/21	8,415,312	0.2
1,200,000	#	Hewett’s Island Clo V Ltd., 0.935%, 12/05/18	1,190,172	0.0
2,700,000	#	Invitation Homes 2013-SFR1 Trust, 2.900%, 12/17/30	2,578,516	0.0
4,110,000	#	Invitation Homes Trust, 2.254%, 06/17/31	4,070,908	0.1
1,200,000	#	Katonah IX CLO Ltd., 0.954%, 01/25/19	1,165,198	0.0
6,021,887	#	Kennecott Funding Ltd., 2.029%, 01/13/18	5,984,160	0.1
4,250,000	#	Kingsland III Ltd., 0.883%, 08/24/21	4,084,084	0.1
1,500,000	#	Landmark IX CDO Ltd., 1.681%, 04/15/21	1,425,123	0.0
1,250,000	#	LCM V Ltd., 3.647%, 03/21/19	1,226,396	0.0

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,500,000	#	LCM V Ltd, 1.597%, 03/21/19	$1,425,524	0.1
6,750,000	#	Lightpoint CLO V 2006-5A B, 2.031%, 04/15/18	6,749,453	0.1
1,800,000	#	LightPoint CLO V, 0.942%, 08/05/19	1,769,418	0.0
5,500,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.005%, 03/25/20	5,473,594	0.1
1,000,000	#	Madison Park Funding Ltd., 2.055%, 03/25/20	980,749	0.0
3,000,000	#	Madison Park Funding Ltd., 5.484%, 07/26/21	2,992,764	0.1
2,900,000	#	Momentum Capital Fund Ltd., 1.631%, 09/18/21	2,863,846	0.1
7,170,000	#	MSIM Peconic Bay Ltd., 2.231%, 07/20/19	7,213,386	0.2
12,750,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	12,745,231	0.3
4,650,000	#	Muir Grove CLO Ltd., 3.234%, 03/25/20	4,643,146	0.1
2,500,000	#	Ocean Trails CLO I, 0.980%, 10/12/20	2,397,590	0.1
3,500,000	#	Race Point IV CLO Ltd., 0.982%, 08/01/21	3,417,480	0.1
1,750,000	#	Sierra CLO II Ltd., 1.632%, 01/22/21	1,692,266	0.0
10,532,008		Small Business Administration, 5.160%, 02/01/28	11,654,598	0.2
15,581,404		Small Business Administration, 5.290%-5.902%, 02/10/18-03/01/28	17,055,048	0.4
2,500,000	#	St James River CLO Ltd. 2007-1A D, 2.539%, 06/11/21	2,451,127	0.1
2,000,000	#	Telos CLO 2006-1 Ltd., 1.930%, 10/11/21	1,942,382	0.0
2,010,000	#	Trade MAPS 1 Ltd., 2.412%, 12/10/18	2,007,990	0.0
3,400,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 0.982%, 05/01/18	3,395,550	0.1
750,000	#	WhiteHorse III Ltd/Corp, 2.082%, 05/01/18	744,020	0.0

See Accompanying Notes to Financial Statements

82

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
26,434,993		Other Securities	$23,406,068	0.5
			379,596,662	8.2
		Total Asset-Backed Securities (Cost $473,509,066)	478,617,738	10.3
U.S. TREASURY OBLIGATIONS: 12.0%
		U.S. Treasury Bonds: 3.0%
130,540,000		3.125%, due 08/15/44	140,565,080	3.0
		U.S. Treasury Notes: 9.0%
44,088,000		0.625%, due 12/31/16	44,044,926	1.0
38,971,000		1.000%, due 12/15/17	38,884,212	0.8
92,123,000	L	1.500%, due 11/30/19	91,525,674	2.0
123,393,000		1.875%, due 11/30/21	122,689,290	2.6
44,854,000		2.000%, due 01/31/16	45,657,335	1.0
71,634,000		2.250%, due 11/15/24	72,126,484	1.6
			414,927,921	9.0
		Total U.S. Treasury Obligations (Cost $550,132,533)	555,493,001	12.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 25.7%
		Federal Home Loan Bank: 0.0%
1,915,000		Other Securities	1,864,371	0.0
		Federal Home Loan Mortgage Corporation: 5.6%##
12,600,000		0.750%, due 01/12/18	12,423,877	0.3
13,600,000		1.000%, due 07/28/17	13,597,130	0.3
5,000,000	^	4.000%, due 11/15/38	1,335,086	0.0
2,028,219	^	4.000%, due 04/15/43	388,103	0.0
6,822,577	^	4.500%, due 12/15/40	1,199,621	0.0
981,527	^	4.908%, due 03/15/33	1,032,977	0.0
3,630,392	^	5.000%, due 02/15/40	706,867	0.0
4,492,189	^	5.000%, due 12/15/43	876,653	0.0
5,321,298	^	5.500%, due 12/15/18	288,070	0.0
10,711,275		5.500%, due 02/15/36	11,870,289	0.3
22,741,348	^	5.789%, due 08/15/43	5,035,876	0.1
4,685,628	^	5.839%, due 05/15/36	521,149	0.0
6,161,647	^	5.889%, due 07/15/40	962,510	0.0
15,252,882	^	5.939%, due 09/15/44	2,954,065	0.1
31,859,967	^	5.989%, due 03/15/44	5,204,819	0.1
49,056,553	^	5.989%, due 03/15/44	7,614,386	0.2
1,062,975	^	6.000%, due 04/15/33	242,050	0.0
18,303,795	^	6.039%, due 07/15/39	2,780,356	0.1
21,182,950	^	6.039%, due 10/15/39	3,144,323	0.1
4,093,365	^	6.324%, due 06/15/36	694,530	0.0
13,618,508	^	6.389%, due 05/15/41	2,909,779	0.1

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation (continued)
33,247,902	^	6.389%, due 11/15/41	$7,813,357	0.2
4,964,081	^	6.439%, due 09/15/33	935,355	0.0
11,738,366	^	6.439%, due 03/15/35	1,636,980	0.0
7,486,580	^	6.439%, due 12/15/39	977,862	0.0
17,933,800	^	6.439%, due 01/15/40	3,042,616	0.1
25,504,078	^	6.439%, due 09/15/42	6,042,008	0.1
17,985,769	^	6.539%, due 11/15/25	2,704,723	0.1
14,213,884	^	6.539%, due 04/15/40	2,730,422	0.1
3,647,599	^	23.977%, due 01/15/36	2,080,572	0.0
141,888,026	W	0.511%-19.378%, due 08/23/17-09/01/44	154,629,963	3.3
			258,376,374	5.6
		Federal National Mortgage Association: 15.6%##
15,200,000		0.370%, due 10/27/37	14,981,994	0.3
11,700,000		0.875%, due 08/28/17	11,650,860	0.3
21,000,000		0.875%, due 12/20/17	20,775,300	0.5
35,000,000		1.750%, due 06/20/19	35,195,055	0.8
10,335,931	^	3.000%, due 10/25/32	1,228,977	0.0
75,206,000	W	3.000%, due 11/25/42	75,891,963	1.6
11,300,519		3.000%, due 05/01/43	11,451,753	0.2
23,745,831		3.000%, due 07/01/43	24,060,709	0.5
10,969,000	W	3.500%, due 01/25/26	11,588,577	0.3
24,412,000	W	3.500%, due 07/25/41	25,383,720	0.6
774,216	^	3.500%, due 08/25/43	145,561	0.0
1,265,167	^	4.000%, due 11/01/18	68,540	0.0
39,217,860		4.000%, due 12/01/39	41,917,131	0.9
1,204,167	^	4.000%, due 08/25/43	240,082	0.0
13,608,045		4.500%, due 05/01/41	14,796,759	0.3
3,622,440	^	5.000%, due 05/25/18	199,471	0.0
30,066,106	^	5.000%, due 01/25/41	4,404,357	0.1
9,531,403	^	5.000%, due 04/25/42	2,073,080	0.0
11,785,187		5.500%, due 06/01/38	13,170,960	0.3
10,135,881	^	5.500%, due 11/25/40	1,967,338	0.0
38,832,780	^	5.901%, due 11/25/40	5,110,456	0.1
29,008,405	^	5.931%, due 10/25/42	5,726,839	0.1
39,119,289	^	5.931%, due 12/25/42	7,999,425	0.2
1,746,997	^	6.000%, due 08/25/33	376,403	0.0
21,347,756	^	6.031%, due 06/25/33	4,777,182	0.1
14,490,899	^	6.251%, due 06/25/40	2,419,980	0.1
6,959,252	^	6.281%, due 02/25/42	1,280,999	0.0
8,339,844	^	6.431%, due 10/25/40	1,527,860	0.0
15,009,616	^	6.451%, due 06/25/40	2,491,596	0.1
15,118,760	^	6.511%, due 10/25/35	2,799,467	0.1

See Accompanying Notes to Financial Statements

83

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
2,384,280	^	6.531%, due 08/25/26	$326,877	0.0
7,821,832	^	6.571%, due 01/25/37	1,486,879	0.0
19,397,128	^	6.581%, due 10/25/35	3,496,530	0.1
338,028,303	W	0.670%-32.603%, due 06/01/16-10/01/44	369,484,718	8.0
			720,497,398	15.6
		Government National Mortgage Association: 4.5%
50,159,000		3.000%, due 01/15/43	51,297,766	1.1
11,863,000		3.500%, due 10/20/41	12,453,370	0.3
12,925,221	^	4.000%, due 08/16/26	1,626,104	0.0
23,029,863		4.000%, due 10/20/44	24,749,793	0.5
9,405,590	^	4.500%, due 12/20/37	818,526	0.0
5,464,348	^	4.500%, due 05/20/40	812,423	0.0
371,532	^	5.000%, due 06/16/39	4	0.0
3,846,484	^	5.000%, due 11/20/39	639,289	0.0
12,338,602	^	5.000%, due 01/20/40	3,208,974	0.1
8,349,888	^	5.000%, due 03/20/40	1,439,371	0.0
4,681,403	^	5.000%, due 10/20/40	755,942	0.0
11,286,069	^	5.435%, due 06/20/44	2,220,777	0.1
27,219,988	^	5.439%, due 04/16/44	4,071,977	0.1
33,984,205	^	5.500%, due 11/20/43	7,671,560	0.2
8,533,271	^	5.685%, due 06/20/40	1,371,754	0.0
31,642,669	^	5.885%, due 07/20/39	4,570,157	0.1
35,285,894	^	5.939%, due 05/16/40	5,394,765	0.1
30,348,009	^	6.035%, due 05/20/37	4,843,418	0.1
6,016,508	^	6.035%, due 06/20/38	661,074	0.0
10,745,587	^	6.035%, due 04/20/39	1,598,447	0.0
36,564,515	^	6.039%, due 12/16/39	6,574,885	0.2
39,497,510	^	6.039%, due 04/16/44	5,697,152	0.1
6,795,542	^	6.135%, due 05/20/39	714,050	0.0
5,140,911	^	6.235%, due 04/20/38	749,637	0.0
3,768,900	^	6.339%, due 05/16/38	661,710	0.0
10,679,135	^	6.339%, due 01/16/39	1,899,671	0.1
15,154,478	^	6.455%, due 08/20/40	3,238,357	0.1
6,916,057	^	6.489%, due 09/16/40	1,280,929	0.0
15,725,537	^	6.505%, due 06/20/41	2,657,882	0.1
2,873,417	^	6.609%, due 02/16/35	535,583	0.0
5,905,059	^	6.835%, due 04/20/36	540,243	0.0
49,400,324		1.625%-24.710%, due 01/20/27-10/20/60	54,651,229	1.2
			209,406,819	4.5
		Total U.S. Government Agency Obligations (Cost $1,161,449,927)	1,190,144,962	25.7

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 0.9%
13,848,000		European Investment Bank,1.000%, 03/15/18	$13,727,744	0.3
10,000,000	#,L	Kommunalbanken AS, 1.750%, 05/28/19	10,026,170	0.2
20,590,000		Ukraine Government AID Bonds, 1.844%, 05/16/19	20,780,457	0.4
561,000		Other Securities	584,282	0.0
		Total Foreign Government Bonds (Cost $44,874,595)	45,118,652	0.9

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 12.6%
		Affiliated Investment Companies: 12.6%
6,926,097		Voya Emerging Markets Corporate Debt Fund - Class P	67,321,662	1.4
13,594,991		Voya Emerging Markets Hard Currency Debt Fund - Class P	127,656,962	2.8
7,042,918		Voya Emerging Markets Local Currency Debt Fund - Class P	55,850,342	1.2
2,100,623		Voya Floating Rate Fund - Class P	21,006,226	0.5
12,082,420		Voya High Yield Bond Fund - Class P	97,142,654	2.1
10,307,310		Voya Investment Grade Credit Fund - Class P	111,937,388	2.4
10,043,102		Voya Securitized Credit Fund - Class P	102,238,782	2.2
		Total Mutual Funds (Cost $605,934,451)	583,154,016	12.6
PREFERRED STOCK: 0.0%
		Financials: 0.0%
1,500	#,P	Ally Financial, Inc.	1,506,891	0.0
		Total Preferred Stock (Cost $1,443,750)	1,506,891	0.0

See Accompanying Notes to Financial Statements

84

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Interest Rate Swaptions: 0.0%
993,819,485	@	Pay a fixed rate equal to 5.008% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Goldman Sachs & Co.	$13,531	0.0
		Total Purchased Options (Cost $4,869,715)	13,531	0.0
		Total Long-Term Investments (Cost $4,674,652,258)	4,738,895,869	102.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.7%
	Commercial Paper: 0.1%
2,000,000	Apache Disc, 0.490%, 01/30/15	1,999,200	0.1
2,000,000	Vodafone, 0.430%, 06/29/15	1,995,800	0.0
		3,995,000	0.1
	Securities Lending Collateralcc: 2.9%
32,129,104	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $32,129,262, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $32,771,686, due 01/01/15-09/01/49)	32,129,104	0.7
32,129,104	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $32,129,368, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $32,771,687, due 09/30/17-02/15/42)	32,129,104	0.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
6,763,369	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $6,763,399, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $6,898,636, due 01/07/15-10/20/64)	$6,763,369	0.1
32,129,104	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $32,129,262, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $32,771,688, due 11/15/15-07/15/56)	32,129,104	0.7
32,129,104	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $32,129,368, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $32,774,907, due 04/15/16-02/15/42)	32,129,104	0.7
		135,279,785	2.9

See Accompanying Notes to Financial Statements

85

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
77,195,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $77,195,000)	$77,195,000	1.7
	Total Short-Term Investments (Cost $216,469,785)	216,469,785	4.7
	Total Investments in Securities (Cost $4,891,122,043)	$4,955,365,654	106.9
	Liabilities in Excess of Other Assets	(321,804,883)	(6.9)
	Net Assets	$4,633,560,771	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

P	Preferred Stock may be called prior to convertible date.

cc	Represents securities purchased with cash collateral received for securities on loan.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $4,892,155,480.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$120,906,333
Gross Unrealized Depreciation	(57,696,159)
Net Unrealized Appreciation	$63,210,174

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Mutual Funds	$583,154,016	$—	$—	$583,154,016
Preferred Stock	—	1,506,891	—	1,506,891
Purchased Options	—	13,531	—	13,531
Corporate Bonds/Notes	—	1,309,755,214	—	1,309,755,214
Collateralized Mortgage Obligations	—	575,676,145	—	575,676,145
Short-Term Investments	77,195,000	139,274,785	—	216,469,785
Asset-Backed Securities	—	478,617,738	—	478,617,738
U.S. Government Agency Obligations	—	1,190,144,962	—	1,190,144,962
Foreign Government Bonds	—	44,534,371	—	44,534,371
U.S. Treasury Obligations	—	555,493,001	—	555,493,001
Total Investments, at fair value	$660,349,016	$4,295,016,638	$—	$4,955,365,654

See Accompanying Notes to Financial Statements

86

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Other Financial Instruments+
Centrally Cleared Swaps	—	15,012,125	—	15,012,125
Forward Foreign Currency Contracts	—	677,928	—	677,928
Futures	6,217,824	—	—	6,217,824
OTC Swaps	—	10,717,048	—	10,717,048
Total Assets	$666,566,840	$4,321,423,739	$—	$4,987,990,579
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(20,801,397)	$—	$(20,801,397)
Forward Foreign Currency Contracts	—	(956,050)	—	(956,050)
Futures	(3,275,073)	—	—	(3,275,073)
Total Liabilities	$(3,275,073)	$(21,757,447)	$—	$(25,032,520)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Issuer
Voya Emerging Markets Corporate Debt Fund - Class P	$42,258,565	$25,062,345	$—	$752	$67,321,662	$3,049,101	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	99,206,835	28,350,862	—	99,265	127,656,962	6,359,337	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	49,180,846	11,545,532	—	(4,876,036)	55,850,342	261,696	—	—
Voya Floating Rate Fund - Class P	10,751,857	10,672,048	—	(417,679)	21,006,226	672,047	—	—
Voya High Yield Bond Fund - Class P	28,819,586	71,924,662	—	(3,601,594)	97,142,654	4,601,089	—	—
Voya Investment Grade Credit Fund - Class P	47,699,100	62,218,122	—	2,020,166	111,937,388	5,071,644	—	—
Voya Securitized Credit Fund - Class P	—	101,120,777	—	1,118,005	102,238,782	875,721	—	245,056
	$277,916,789	$310,894,348	$—	$(5,657,121)	$583,154,016	$20,890,635	$—	$245,056

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

87

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Singapore Dollar	1,301,141	Buy	02/27/15	$1,002,181	$981,181	$(21,000)
Deutsche Bank AG	Czech Koruna	19,403,537	Buy	03/20/15	881,520	848,467	(33,053)
Goldman Sachs & Co.	EU Euro	3,402,925	Buy	02/27/15	4,249,689	4,119,888	(129,801)
HSBC Bank PLC	South Korean Won	1,122,984,680	Buy	02/27/15	1,018,673	1,023,954	5,281
							$(178,573)
Citigroup, Inc.	South African Rand	56,586,342	Sell	03/20/15	$4,786,000	$4,829,586	$(43,586)
Deutsche Bank AG	Polish Zloty	13,782,743	Sell	03/20/15	4,081,357	3,879,403	201,954
Deutsche Bank AG	Hungarian Forint	884,306,740	Sell	03/20/15	3,525,944	3,373,246	152,698
Deutsche Bank AG	Philippine Peso	30,666,070	Sell	02/27/15	679,505	683,496	(3,991)
Deutsche Bank AG	Indonesian Rupiah	50,194,746,125	Sell	02/27/15	4,047,963	3,998,011	49,952
Deutsche Bank AG	Thai Baht	142,019,697	Sell	02/27/15	4,290,625	4,304,602	(13,977)
HSBC Bank PLC	Russian Ruble	225,086,922	Sell	03/20/15	3,330,181	3,701,520	(371,339)
HSBC Bank PLC	Romanian New Leu	2,063,414	Sell	03/20/15	573,171	555,936	17,235
HSBC Bank PLC	Colombian Peso	6,651,495,118	Sell	03/20/15	2,689,755	2,787,129	(97,374)
HSBC Bank PLC	Peruvian Nuevo Sol	6,689,361	Sell	03/20/15	2,220,904	2,206,215	14,689
HSBC Bank PLC	Malaysian Ringgit	20,214,909	Sell	02/27/15	5,980,388	5,744,269	236,119
Morgan Stanley	Chilean Peso	200,391,584	Sell	03/20/15	320,627	327,771	(7,144)
Morgan Stanley	Mexican Peso	78,679,027	Sell	03/20/15	5,280,649	5,307,134	(26,485)
Morgan Stanley	Turkish Lira	11,701,978	Sell	03/20/15	4,846,944	4,927,707	(80,763)
Morgan Stanley	Brazilian Real	10,946,559	Sell	03/20/15	3,903,213	4,030,750	(127,537)
							$(99,549)

At December 31, 2014, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	790	03/31/15	$172,689,070	$(220,346)
U.S. Treasury Ultra Long Bond	940	03/20/15	155,276,250	6,217,824
			$327,965,320	$5,997,478
Short Contracts
U.S. Treasury 10-Year Note	(137)	03/20/15	(17,371,173)	(96,092)
U.S. Treasury 5-Year Note	(5,309)	03/31/15	(631,397,724)	(874,966)
U.S. Treasury Long Bond	(672)	03/20/15	(97,146,000)	(2,083,669)
			$(745,914,897)	$(3,054,727)

See Accompanying Notes to Financial Statements

88

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following over-the-counter credit default swaps were outstanding for Voya Intermediate Bond Portfolio:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	CDX.EM.22 Index	Buy	(1.000)	12/20/19	USD	90,563,000	$9,453,278	$7,302,355	$2,150,923
Deutsche Bank AG	CDX.EM.22 Index	Buy	(1.000)	12/19/19	USD	12,107,000	1,263,770	976,222	287,548
							$10,717,048	$8,278,577	$2,438,471

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2014, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD	444,148,000	$1,552,855	$1,552,855
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD	230,707,000	2,726,968	2,726,968
Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD	905,910,000	10,732,302	10,732,302
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD	480,130,000	(20,801,397)	(20,801,397)
					$(5,789,272)	$(5,789,272)

See Accompanying Notes to Financial Statements

89

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$13,531
Interest rate contracts	Net Assets — Unrealized appreciation**	6,217,824
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	677,928
Credit contracts	Upfront payments paid on OTC swap agreements	8,278,577
Credit contracts	Unrealized appreciation on OTC swap agreements	2,438,471
Interest rate contracts	Net Assets — Unrealized appreciation***	15,012,125
Total Asset Derivatives		$32,638,456
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$956,050
Interest rate contracts	Net Assets — Unrealized depreciation**	3,275,073
Interest rate contracts	Net Assets — Unrealized depreciation***	20,801,397
Total Liability Derivatives		$25,032,520

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(5,312,326)	$(5,312,326)
Foreign exchange contracts	—	4,245,658	—	—	4,245,658
Interest rate contracts	2,716,676	—	(20,141,174)	943,746	(16,480,752)
Total	$2,716,676	$4,245,658	$(20,141,174)	$(4,368,580)	$(17,547,420)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$3,434,396	$3,434,396
Foreign exchange contracts	—	(233,164)	—	—	(233,164)
Interest rate contracts	(4,856,184)	—	3,491,021	(5,789,272)	(7,154,435)
Total	$(4,856,184)	$(233,164)	$3,491,021	$(2,354,876)	$(3,953,203)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

90

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	Barclays Bank PLC	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	Morgan Stanley	Totals
Assets:
Purchased options	$—	$—	$—	$13,531	$—	$—	$13,531
Forward foreign currency contracts	—	—	404,604	—	273,324	—	677,928
Credit default swaps	—	9,453,278	1,263,770	—	—	—	10,717,048
Total Assets	$—	$9,453,278	$1,668,374	$13,531	$273,324	$—	$11,408,507
Liabilities:
Forward foreign currency contracts	$21,000	$43,586	$51,021	$129,801	$468,713	$241,929	$956,050
Credit default swaps	—	—	—	—	—	—	—
Written options	—	—	—	—	—	—	—
Total Liabilities	$21,000	$43,586	$51,021	$129,801	$468,713	$241,929	$956,050
Net OTC derivative instruments by counterparty, at fair value	$(21,000)	$9,409,692	$1,617,353	$(116,270)	$(195,389)	$(241,929)	10,452,457
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$(8,658,000)	$(2,000,000)	$—	$—	$—	$(10,658,000)
Net Exposure(1)	$(21,000)	$751,692	$(382,647)	$(116,270)	$(195,389)	$(241,929)	$(205,543)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

91

Voya Money Market Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Principal Amount†			Value	Percentage of Net Assets
Asset Backed Commercial Paper: 23.7%
13,350,000		Barton Capital LLC, 0.157%, due 01/05/15	$13,349,776	2.2
8,500,000	#	Barton Capital LLC, 0.181%, due 01/06/15	8,500,000	1.4
16,750,000		Concord Minutemen Capital Co., 0.200%, due 01/05/15	16,749,628	2.7
8,250,000		Concord Minutemen Capital Co., 0.305%, due 04/01/15	8,243,813	1.3
16,750,000		Crown Point Capital Co., 0.203%, due 01/06/15	16,749,535	2.7
8,500,000		Crown Point Capital Co., 0.305%, due 04/01/15	8,493,625	1.4
9,750,000		Jupiter Securitization Company LLC, 0.210%, due 02/04/15	9,748,066	1.6
3,200,000		Jupiter Securitization Company LLC, 0.213%, due 05/04/15	3,197,704	0.5
3,100,000		Jupiter Securitization Company LLC, 0.213%, due 06/01/15	3,097,269	0.5
7,900,000		Jupiter Securitization Company LLC, 0.271%, due 03/04/15	7,896,326	1.3
8,500,000	#	Old Line Funding LLC, 0.187%, due 01/02/15	8,500,000	1.4
9,750,000		Old Line Funding LLC, 0.210%, due 01/05/15	9,749,773	1.6
6,500,000		Old Line Funding LLC, 0.230%, due 01/08/15	6,499,709	1.0
21,250,000	#	Thunder Bay Funding LLC, 0.187%, due 01/16/15	21,250,000	3.4
3,500,000	#	Thunder Bay Funding LLC, 0.202%, due 01/10/15	3,500,000	0.6
575,000		Thunder Bay Funding LLC, 0.210%, due 02/20/15	574,832	0.1
		Total Asset Backed Commercial Paper (Cost $146,100,056)	146,100,056	23.7
Certificates of Deposit: 9.4%
5,050,000	#	Barton Capital LLC, 0.214%, due 01/15/15	5,050,000	0.8
300,000		Mizuho Bank Ltd./NY, 0.220%, due 01/12/15	300,003	0.0
500,000		Skandinav Enskilda Bank NY, 0.240%, due 01/05/15	500,005	0.1
9,000,000		Standard Chartered Bank NY, 0.260%, due 04/01/15	9,000,000	1.5
7,500,000		Standard Chartered Bank, 0.500%, due 01/02/15	7,500,000	1.2

Principal Amount†			Value	Percentage of Net Assets
Certificates of Deposit: (continued)
21,200,000		Sumitomo Mitsui Bank NY, 0.160%, due 01/02/15	$21,200,000	3.4
4,250,000		Sumitomo Mitsui Bank NY, 0.160%, due 01/02/15	4,250,000	0.7
4,750,000		Svenska Handelsbanken NY, 0.175%, due 01/02/15	4,750,000	0.8
5,550,000		Svenska Handelsbanken NY, 0.205%, due 01/06/15	5,550,058	0.9
		Total Certificates of Deposit (Cost $58,100,066)	58,100,066	9.4
Financial Company Commercial Paper: 18.4%
350,000		ANZ National Int’l Ltd., 0.213%, due 04/01/15	349,816	0.1
14,500,000	#	Australia & New Zealand Banking Group Ltd, 0.338%, due 01/18/15	14,500,000	2.4
1,850,000		Bank of Tokyo - Mitsubishi UFJ NY, 0.152%, due 01/05/15	1,849,969	0.3
21,600,000		Mitsubishi UFJ Trust and Banking NY, 0.173%, due 01/02/15	21,599,898	3.5
3,550,000		Mitsubishi UFJ Trust and Banking NY, 0.183%, due 01/05/15	3,549,929	0.6
13,250,000		Mizuho Funding LLC, 0.183%, due 01/06/15	13,249,669	2.1
7,250,000		Mizuho Funding LLC, 0.254%, due 02/20/15	7,247,483	1.2
2,050,000		Nordea Bank AB, 0.142%, due 01/05/15	2,049,968	0.3
1,250,000		Nordea Bank AB, 0.203%, due 02/02/15	1,249,778	0.2
400,000		Rabobank USA Finance Corp., 0.152%, due 01/05/15	399,993	0.1
1,250,000		Skandinaviska Enskilda Banken AB, 0.162%, due 02/03/15	1,249,817	0.2
3,250,000		Societe Generale, 0.122%, due 01/02/15	3,249,989	0.5
17,000,000		Societe Generale, 0.183%, due 02/02/15	16,997,275	2.8
5,000,000		Societe Generale, 0.223%, due 02/04/15	4,998,961	0.8
4,800,000		Standard Chartered Bank, 0.152%, due 01/05/15	4,799,920	0.8
1,500,000		Sumitomo Mitsui Banking, 0.183%, due 01/05/15	1,499,970	0.2

See Accompanying Notes to Financial Statements

92

Voya Money Market Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
Financial Company Commercial Paper: (continued)
14,500,000		Toronto Dominion Bank Ltd., 0.132%, due 01/05/15	$14,499,791	2.3
		Total Financial Company Commercial Paper (Cost $113,342,226)	113,342,226	18.4
Government Agency Debt: 14.4%
13,800,000		Federal Home Loan Bank Discount Notes, 0.051%, due 02/17/15	13,799,099	2.2
14,000,000		Federal Home Loan Bank Discount Notes, 0.064%, due 01/09/15	13,999,804	2.3
3,250,000		Federal Home Loan Bank Discount Notes, 0.091%, due 02/11/15	3,249,667	0.5
5,500,000		Federal Home Loan Bank Discount Notes, 0.096%, due 02/04/15	5,499,507	0.9
52,500,000		Federal Home Loan Bank Discount Notes, 0.096%, due 02/06/15	52,495,013	8.5
		Total Government Agency Debt (Cost $89,043,090)	89,043,090	14.4
Other Instrument: 4.3%
26,522,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%, due 01/02/15	26,522,000	4.3
		Total Other Instrument (Cost $26,522,000)	26,522,000	4.3
Other Note: 18.5%
10,400,000	#	American Honda Finance, 1.450%, due 02/27/15	10,419,395	1.7
4,000,000		ANZ New Zealand Int'l/London, 1.129%, due 02/28/15	4,013,458	0.7
1,250,000	#	Australia & New Zealand Banking Group Ltd., 3.700%, due 01/13/15	1,251,383	0.2
5,850,000		Commonwealth Bank of Australia NY, 1.950%, due 03/16/15	5,868,265	1.0
3,000,000	#	Commonwealth Bank of Australia, 3.500%, due 03/19/15	3,020,061	0.5
3,250,000		Credit Suisse USA, Inc., 4.875%, due 01/15/15	3,255,439	0.5
2,000,000	#	Fosse Master Issuer PLC, 0.274%, due 01/16/15	2,000,000	0.3
1,500,000		General Electric Capital Corp., 2.150%, due 01/09/15	1,500,608	0.2

Principal Amount†			Value	Percentage of Net Assets
Other Note: (continued)
10,500,000		JPMorgan Chase Bank NA, 0.356%, due 01/22/15	$10,500,000	1.7
6,660,000	#	Nordea Bank AB, 2.250%, due 03/20/15	6,687,821	1.1
550,000	#	Rabobank Nederland, 3.200%, due 03/11/15	552,976	0.1
15,250,000	#	Royal Bank of Canada, 0.408%, due 01/02/15	15,250,000	2.5
2,550,000	#	Standard Chartered PLC, 3.850%, due 04/27/15	2,576,851	0.4
15,000,000		Svenska Handelsbanken AB, 0.386%, due 01/04/15	15,000,000	2.4
850,000		Toyota Motor Credit Corp., 1.000%, due 02/17/15	850,805	0.1
16,750,000		Wells Fargo Bank NA, 0.380%, due 03/22/15	16,750,000	2.7
14,750,000		Westpac Banking Corp, 0.533%, due 01/28/15	14,750,000	2.4
		Total Other Note (Cost $114,247,062)	114,247,062	18.5
Other Repurchase Agreement: 1.0%
6,500,000		Morgan Stanley Repurchase Agreement dated 12/31/14, 0.07%, due 1/2/15, $6,500,025 to be received upon repurchase (Collateralized by $8,151,500, various US Govt Agency Oblig, 0.00%-11.25%, Market Value plus accrued interest $6,630,005 due 2/15/15-10/15/27	6,500,000	1.0
		Total Other Repurchase Agreement (Cost $6,500,000)	6,500,000	1.0
Treasury Debt: 10.3%
1,800,000		United States Treasury Bill, 0.024%, due 01/15/15	1,799,984	0.3
24,750,000		United States Treasury Bill, 0.045%, due 04/02/15	24,747,185	4.0
36,750,000		United States Treasury Bill, 0.073%, due 05/28/15	36,739,197	6.0
		Total Treasury Debt (Cost $63,286,366)	63,286,366	10.3
		Total Investments in Securities (Cost $617,140,866)	$617,140,866	100.0
		Liabilities in Excess of Other Assets	(290,021)	—
		Net Assets	$616,850,845	100.0

See Accompanying Notes to Financial Statements

93

Voya Money Market Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $617,140,967.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(101)
Net Unrealized Depreciation	$(101)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Government Agency Debt	$—	$89,043,090	$—	$89,043,090
Other Instrument	26,522,000	—	—	26,522,000
Other Repurchase Agreement	—	6,500,000	—	6,500,000
Treasury Debt	—	63,286,366	—	63,286,366
Other Note	—	114,247,062	—	114,247,062
Financial Company Commercial Paper	—	113,342,226	—	113,342,226
Certificates of Deposit	—	58,100,066	—	58,100,066
Asset Backed Commercial Paper	—	146,100,056	—	146,100,056
Total Investments, at fair value	$26,522,000	$590,618,866	$—	$617,140,866

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2014:

Counterparty	Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Morgan Stanley	$6,500,000	$(6,500,000)	$—
Totals	$6,500,000	$(6,500,000)	$—

(1)	Collateral with a fair value of $6,630,005 has been pledged in connection with the above repurchase agreement.

Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

94

Voya Small Company Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 14.2%
109,700		Cheesecake Factory	$5,519,007	0.9
96,000		Childrens Place Retail Stores, Inc.	5,472,000	0.8
168,955	@	Imax Corp.	5,220,709	0.8
69,300		Jack in the Box, Inc.	5,541,228	0.9
226,511		La-Z-Boy, Inc.	6,079,555	0.9
96,450		Monro Muffler, Inc.	5,574,810	0.9
60,500		Vail Resorts, Inc.	5,513,365	0.9
190,500		Wolverine World Wide, Inc.	5,614,035	0.9
1,773,880		Other Securities(a)	46,559,477	7.2
			91,094,186	14.2
		Consumer Staples: 2.1%
399,410		Other Securities	13,259,504	2.1
		Energy: 3.9%
2,927,600		Other Securities(a)	24,855,838	3.9
		Financials: 24.7%
221,200		Colony Financial, Inc.	5,268,984	0.8
167,237		DCT Industrial Trust, Inc.	5,963,671	0.9
133,935		Encore Capital Group, Inc.	5,946,714	0.9
97,803		Evercore Partners, Inc.	5,121,943	0.8
191,579		First American Financial Corp.	6,494,528	1.0
321,195		FirstMerit Corp.	6,067,374	1.0
137,800		Highwoods Properties, Inc.	6,101,784	1.0
147,118		LaSalle Hotel Properties	5,953,865	0.9
73,637		MarketAxess Holdings, Inc.	5,280,509	0.8
188,300		MB Financial, Inc.	6,187,538	1.0
119,500		PacWest Bancorp	5,432,470	0.9
96,018		Prosperity Bancshares, Inc.	5,315,557	0.8
348,800		Radian Group, Inc.	5,831,936	0.9
95,100		South State Corp.	6,379,308	1.0
230,000		Starwood Property Trust, Inc.	5,345,200	0.8
48,624	@	SVB Financial Group	5,643,788	0.9
182,000		Webster Financial Corp.	5,920,460	0.9
2,095,564		Other Securities(a)	60,407,308	9.4
			158,662,937	24.7
		Health Care: 10.4%
105,700	@	Greatbatch, Inc.	5,211,010	0.8
170,549		Healthsouth Corp.	6,559,315	1.0
78,980 L		Steris Corp.	5,121,853	0.8

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
1,445,788		Other Securities(a)	$49,648,992	7.8
			66,541,170	10.4
		Industrials: 18.7%
191,700		Actuant Corp.	5,221,908	0.8
127,400	@	Atlas Air Worldwide Holdings, Inc.	6,280,820	1.0
150,800		Barnes Group, Inc.	5,581,108	0.9
397,200	@	Blount International, Inc.	6,978,804	1.1
224,600		Brady Corp.	6,140,564	0.9
91,600		Clarcor, Inc.	6,104,224	0.9
177,917		Healthcare Services Group	5,502,973	0.8
235,100		Heartland Express, Inc.	6,350,051	1.0
160,300		KAR Auction Services, Inc.	5,554,395	0.9
86,900		Toro Co.	5,545,089	0.9
103,813		Watts Water Technologies, Inc.	6,585,897	1.0
1,371,815		Other Securities	54,577,527	8.5
			120,423,360	18.7
		Information Technology: 16.9%
176,766	@	Cardtronics, Inc.	6,819,632	1.1
114,800	@	Commvault Systems, Inc.	5,934,012	0.9
104,500		j2 Global, Inc.	6,479,000	1.0
209,100	@	Microsemi Corp.	5,934,258	0.9
96,400		Plantronics, Inc.	5,111,128	0.8
231,000		Qlik Technologies, Inc.	7,135,590	1.1
40,200		Ultimate Software Group, Inc.	5,901,963	0.9
2,111,869		Other Securities	65,002,147	10.2
			108,317,730	16.9
		Materials: 4.4%
323,000		Commercial Metals Co.	5,261,670	0.8
156,700		HB Fuller Co.	6,977,851	1.1
78,889		Minerals Technologies, Inc.	5,478,841	0.8
1,154,100		Other Securities	10,743,103	1.7
			28,461,465	4.4
		Utilities: 2.4%
135,097		El Paso Electric Co.	5,411,986	0.8
227,385		Other Securities	10,207,137	1.6
			15,619,123	2.4
		Total Common Stock (Cost $495,669,794)	627,235,313	97.7

See Accompanying Notes to Financial Statements

95

Voya Small Company Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.5%
26,900	Other Securities	$3,219,123	0.5
	Total Exchange-Traded Funds (Cost $3,071,821)	3,219,123	0.5
	Total Long-Term Investments (Cost $498,741,615)	630,454,436	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
	Securities Lending Collateralcc: 0.9%
1,403,678	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,403,685, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,431,752, due 01/01/15-09/01/49)	1,403,678	0.2
1,403,678	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,403,690, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,431,752, due 09/30/17-02/15/42)	1,403,678	0.2
295,494	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $295,495, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $301,404, due 01/07/15-10/20/64)	295,494	0.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,403,678	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,403,685, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,431,752, due 11/15/15-07/15/56)	$1,403,678	0.2
1,403,678	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,403,690, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,431,892, due 04/15/16- 02/15/42)	1,403,678	0.2
		5,910,206	0.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
13,114,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $13,114,000)	13,114,000	2.1
	Total Short-Term Investments (Cost $19,024,206)	19,024,206	3.0
	Total Investments in Securities (Cost $517,765,821)	$649,478,642	101.2
	Liabilities in Excess of Other Assets	(7,645,668)	(1.2)
	Net Assets	$641,832,974	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

See Accompanying Notes to Financial Statements

96

Voya Small Company Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $521,593,052.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$153,337,091
Gross Unrealized Depreciation	(25,451,501)
Net Unrealized Appreciation	$127,885,590

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$627,235,313	$—	$—	$627,235,313
Exchange-Traded Funds	3,219,123	—	—	3,219,123
Short-Term Investments	13,114,000	5,910,206	—	19,024,206
Total Investments, at fair value	$643,568,436	$5,910,206	$—	$649,478,642

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

97

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.2315
Class S	NII	$0.1960
Voya Global Value Advantage Portfolio
Class ADV	NII	$0.2405
Class S	NII	$0.2639
Voya Growth and Income Portfolio
Class ADV	NII	$0.5166
Class I	NII	$0.6763
Class S	NII	$0.5863
Class S2	NII	$0.3572
All Classes	STCG	$0.0729
All Classes	LTCG	$3.7512

Portfolio Name	Type	Per Share Amount
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3804
Class I	NII	$0.4335
Class S	NII	$0.4047
Class S2	NII	$0.4060
Voya Money Market Portfolio
All Classes	STCG	$0.0002
Voya Small Company Portfolio
Class ADV	NII	$—
Class I	NII	$0.0864
Class S	NII	$0.0239
Class S2	NII	$—
All Classes	STCG	$0.4520
All Classes	LTCG	$2.2272

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Balanced Portfolio	51.10%
Voya Global Value Advantage Portfolio	28.00%
Voya Growth and Income Portfolio	100.00%
Voya Intermediate Bond Portfolio	0.08%
Voya Small Company Portfolio	33.45%

For the year ended December 31, 2014, 100% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

98

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company/Trust are managed under the direction of the Company’s/Trust’s Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director/Trustee	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/ Director/Trustee	May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director/Trustee	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/Trustee	June 1998 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/Trustee	May 2013 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director/Trustee	December 2007 - Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/Trustee	May 2013 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

99

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director/Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director/Trustee	May 2013 - Present	Consultant (May 2001 - Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/Trustee	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Director/Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director/Trustee	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company/Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Director/Trustee.

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Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	September 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

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Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	June 2008 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	September 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Boards of Directors/Trustees (the “Board”) of Voya Variable Portfolios, Inc., Voya Variable Funds, Voya Balanced Portfolio, Inc., Voya Intermediate Bond Portfolio and Voya Money Market Portfolio (collectively, the “Registrants”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Balanced Portfolio, Voya Global Value Advantage Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, Voya Money Market Portfolio and Voya Small Company Portfolio (collectively, the “Portfolios”), each a Registrant or a series of a Registrant, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors/Trustees”), must annually review and approve the Portfolios’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors/Trustees, considered whether to renew and approve the amended and restated investment advisory contracts (the “Advisory Contracts”) between Voya Investments, LLC (“Adviser”) and the Portfolios, as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”).

The Independent Directors/Trustees also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors/Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors/Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds

(“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors/Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Directors/Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

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The type and format of the information provided to the Board or to legal counsel for the Independent Directors/Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors/Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors/Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Portfolios’ Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors/Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors/Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors/Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors/Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Portfolio’s Advisory Contracts and Sub-Advisory Contracts); (9) independent analyses of Portfolio performance by the Portfolios’ Chief Investment Risk Officer; (10) a report by the Portfolios’ Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Sub-Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser and Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and the Sub-Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for the Voya funds would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Portfolios, the Adviser and the Sub-Adviser, including the Adviser’s and the Sub-Adviser’s ability during

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and after the separation to perform the same level of service to the Portfolios as the Adviser and the Sub-Adviser provided. The Board was advised that neither the Adviser nor the Sub-Adviser anticipated that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specified class of a Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of- managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the

Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any presentations from the Voya funds’ sub-advisers (including the Sub-Adviser). In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Voya fund. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group, to each Portfolio’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the sub-advisers to the Voya funds, including the Sub-Adviser, and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the

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Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in the Voya funds’ (including the Portfolios’) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Portfolios’ CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Portfolios’ CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Portfolios’ CCO in consultation with the Board’s Compliance Committee that guide the Portfolios’ CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

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Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver and/or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors/Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that

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profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Portfolio’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Balanced Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year and three-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the fourth quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Global Value Advantage Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Global Value Advantage Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it

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outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account: (1) the Board approved a change to the Portfolio’s name, investment objective, principal investment strategies, benchmark and portfolio management team effective July 2013, and it is reasonable to permit the Sub-Adviser additional time to manage the Portfolio to assess the Portfolio’s performance; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for the one-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and ten-year periods, and the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that stock selection had on the Portfolio’s performance; (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (3) that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Voya Intermediate Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, three-year, and five-year periods, and the second quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Money Market Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Lipper category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it’s performance was equal to the performance of the Lipper category median; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it’s performance was equal to the performance of the primary benchmark; and (3) the Portfolio is ranked in the first quintile of its Lipper category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.06% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that waivers applicable to the Portfolio’s management fee result in a lower net effective management fee rate; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Small Company Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the

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Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, and ten-year periods, and the third quintile for the most recent calendar quarter, year-to-date, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into new investment advisory contracts with the Adviser, and the Adviser enters into new sub-advisory contracts between the Adviser and the Sub-Adviser, the Board, including a majority of the Independent Directors/Trustees, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser, Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the

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November Transaction and the concurrent share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolios’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements (the “New Agreements”) for the Portfolios to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Directors/Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of their former ultimate parent company, which could adversely affect their businesses and profitability. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the

Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors/Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered

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representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolios to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of

Control Event is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014, approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors/Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

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Investment Adviser

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

Voya Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-CAPAPALL (01214-022015)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley*, Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley*, Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

*Effective On December 31, 2014, J. Michael Earley retired as a Director/Trustee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $55,367 for year ended December 31, 2014 and $58,470 for year ended December 31, 2013.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,525 for year ended December 31, 2014 and $2,400 for year ended December 31, 2013.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $7,360 in the year ended December 31, 2014 and $17,967 in the year ended December 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $1,942 in the year ended December 31, 2014 and $628 in the year ended December 31, 2013.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. In addition to receiving pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services for Voya entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the Voya funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: May 22, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:         October 1, 2013 to December 31, 2014

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS LOCAL BOND FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL STRATEGIC INCOME FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA RISK MANAGED NATURAL RESOURCES

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA SHORT DURATION HIGH INCOME FUND

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended December 31, 2014 and December 31, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2014	2013
Voya Variable Funds	$11,827	$20,995
Voya Investments, LLC (1)	$184,250	$1,135,567

(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

14

Item 6. Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

15

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Variable Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments, of Voya Growth and Income Portfolio, a series of Voya Variable Funds, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of December 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the aforementioned fund of Voya Variable Funds as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

Voya Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 12.4%
1,173,160		Comcast Corp. – Class A	68,055,012	1.6
651,717		Delphi Automotive PLC	47,392,860	1.1
578,400	@	Dish Network Corp. - Class A	42,159,576	1.0
568,930		Home Depot, Inc.	59,720,582	1.4
967,411		Macy's, Inc.	63,607,273	1.5
748,836		Nike, Inc.	72,000,581	1.7
823,770		Starbucks Corp.	67,590,329	1.6
1,160,039		Walt Disney Co.	109,264,073	2.5
			529,790,286	12.4

		Consumer Staples: 9.7%
1,567,750		Altria Group, Inc.	77,243,042	1.8
2,148,365		ConAgra Foods, Inc.	77,942,682	1.8
768,443		CVS Caremark Corp.	74,008,745	1.7
1,380,030		Kraft Foods Group, Inc.	86,472,680	2.0
1,108,007		Procter & Gamble Co.	100,928,358	2.4
			416,595,507	9.7

		Energy: 7.2%
476,868		Anadarko Petroleum Corp.	39,341,610	0.9
461,453		EOG Resources, Inc.	42,485,978	1.0
1,351,484		ExxonMobil Corp.	124,944,696	2.9
541,900		Hess Corp.	40,003,058	0.9
789,956		Occidental Petroleum Corp.	63,678,353	1.5
			310,453,695	7.2

		Financials: 17.7%
958,322		Arthur J. Gallagher & Co.	45,117,800	1.0
1,047,645		Blackstone Group LP	35,441,830	0.8
1,166,800		Citigroup, Inc.	63,135,548	1.5
1,138,789		Discover Financial Services	74,579,292	1.7
1,814,977		Fifth Third Bancorp.	36,980,156	0.9
1,114,036		Gaming and Leisure Properties, Inc.	32,685,816	0.8
1,482,195		Invesco Ltd.	58,576,346	1.4
1,421,447		JPMorgan Chase & Co.	88,954,153	2.1
674,562		Prudential Financial, Inc.	61,020,879	1.4
3,485,242		Regions Financial Corp.	36,804,156	0.9
1,479,787		Starwood Property Trust, Inc.	34,390,250	0.8
467,189		Ventas, Inc.	33,497,451	0.8
1,708,576		Wells Fargo & Co.	93,664,136	2.2
1,798,085		XL Group PLC	61,800,182	1.4
			756,647,995	17.7

		Health Care: 15.5%
1,022,867		Abbott Laboratories	46,049,473	1.1
466,765		Amgen, Inc.	74,350,997	1.7

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
1,181,562		Bristol-Myers Squibb Co.	69,747,605	1.6
639,110		Cardinal Health, Inc.	51,595,350	1.2
592,904	@	Gilead Sciences, Inc.	55,887,131	1.3
975,454		Medtronic, Inc.	70,427,779	1.7
1,972,932		Merck & Co., Inc.	112,042,808	2.6
3,463,193		Pfizer, Inc.	107,878,462	2.5
738,447		UnitedHealth Group, Inc.	74,649,607	1.8
			662,629,212	15.5

		Industrials: 8.1%
594,220		Boeing Co.	77,236,716	1.8
397,415		General Dynamics Corp.	54,692,252	1.3
183,946		TransDigm Group, Inc.	36,117,797	0.8
671,156		Union Pacific Corp.	79,954,814	1.9
595,407		United Technologies Corp.	68,471,805	1.6
428,169	L	Wesco International, Inc.	32,630,760	0.7
			349,104,144	8.1

		Information Technology: 20.3%
2,034,112		Apple, Inc.	224,525,282	5.2
2,073,200		Applied Materials, Inc.	51,664,144	1.2
698,800		Automatic Data Processing, Inc.	58,258,956	1.4
4,334,467		Cisco Systems, Inc.	120,563,200	2.8
1,062,313		Fidelity National Information Services, Inc.	66,075,869	1.5
1,217,764		Microchip Technology, Inc.	54,933,334	1.3
3,525,631		Microsoft Corp.	163,765,560	3.8
1,767,926		Oracle Corp.	79,503,632	1.9
803,801		TE Connectivity Ltd.	50,840,413	1.2
			870,130,390	20.3

		Materials: 3.0%
838,050		International Paper Co.	44,902,719	1.0
1,204,599		Mosaic Co.	54,989,944	1.3
1,537,802		Steel Dynamics, Inc.	30,356,212	0.7
			130,248,875	3.0

		Telecommunication Services: 1.4%
1,489,661		CenturyTel, Inc.	58,960,782	1.4

		Utilities: 2.4%
401,052		Entergy Corp.	35,084,029	0.8
1,363,835		Southern Co.	66,977,937	1.6
			102,061,966	2.4

	Total Common Stock
	(Cost $3,126,950,713)		4,186,622,852	97.7

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: –%
		Utilities: –%
20,000,000		Mirant Corp. Escrow Shares, 06/15/21	–	–

Voya Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
10,000,000	Southern Energy Escrow Shares, 07/15/49	–	–

	Total Corporate Bonds/Notes
	(Cost $–)	–	–

	Total Long-Term Investments
	(Cost $3,126,950,713)	4,186,622,852	97.7

SHORT-TERM INVESTMENTS: 4.6%
		Securities Lending Collateralcc: 0.0%
27,284	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $27,284, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $27,830, due 01/01/15-09/01/49)	27,284	0.0
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17-02/15/42)	1,000,000	0.0
		1,027,284	0.0

Shares		Value	Percentage of Net Assets
		Mutual Funds: 4.6%
195,714,186	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $195,714,186)	195,714,186	4.6

	Total Short-Term Investments
	(Cost $196,741,470)	196,741,470	4.6

	Total Investments in Securities (Cost $3,323,692,183)	$4,383,364,322	102.3
	Liabilities in Excess of Other Assets	(99,637,983)	(2.3)
	Net Assets	$4,283,726,339	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $3,342,372,464.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,085,980,456
Gross Unrealized Depreciation	(44,988,598)

Net Unrealized Appreciation	$1,040,991,858

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Funds

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 6, 2015

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